[EV LOGO]                                                [BRICK WALL EDUCATION]

SEMIANNUAL REPORT FEBRUARY 28, 2003

[HIGHWAY]

EATON VANCE
MUNICIPALS
TRUST


ALABAMA

ARKANSAS

GEORGIA

KENTUCKY

LOUISIANA

MARYLAND

MISSOURI

NORTH CAROLINA

OREGON

SOUTH CAROLINA

TENNESSEE

VIRGINIA

[BRIDGE]

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                      IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

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EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

Amid the dramatic interest rate decline of recent years, many bonds issued at relatively high interest rates from 1993-1998 have been pre-refunded by their issuers. As a result, escrowed bonds have played an increasingly prominent role in municipal bond portfolios. However, while these bonds are valued by professional investors, analysts and portfolio managers, many individual investors have little knowledge of why bonds are escrowed. As part of our continuing educational series, we thought it might be helpful to discuss the mechanics of escrowed bonds and the role of those bonds in the municipal market.

THE PROCESS OF ESCROWING MUNICIPAL BONDS TO MATURITY...

In the escrowing process, an issuing jurisdiction essentially refinances original-issue debt with newer, usually lower-interest debt. The jurisdiction issues a "refunding bond," the proceeds of which are used to purchase specially-issued U.S. Treasury bonds - State and Local Government Series bonds, which are held in an irrevocable escrow account by a trustee bank. The principal and interest payments of these Treasury bonds exactly match the future principal and interest payments of the issuer's original bonds.

The principal and interest from these U.S. Treasuries are directed solely to pay the interest and principal on the tax-exempt bonds for which the escrow account was established. Thus, the original bonds are now backed by U.S. Treasuries and are, therefore, deemed among the highest quality of all tax-exempt issues.

BENEFITS FOR ISSUERS: LOWER INTEREST RATES AND ADDED FLEXIBILITY...

When municipal bonds are escrowed, they are said to be "defeased." That means that the bonds are no longer governed by the original covenants and are no longer a direct obligation of the original issuer. The most common defeasance - "high-to-low" defeasance - is based on an economic rationale, in which an issuer seeks to take advantage of a significant decline in interest rates - much the same way homeowners refinance their mortgages. By refunding high-coupon bonds with lower-coupon debt, issuers are able to reduce their interest expenses and save taxpayers and ratepayers money.

A second, less common procedure is "low-to-high" defeasance - in which relatively low-coupon bonds are refunded with higher-coupon bonds. This refunding is generally based on a pressing political or structural need, done primarily to effect a change in bond covenants. This change may provide more flexibility for issuers by broadening a project's mandate or redefining revenue sources.

BENEFITS FOR INVESTORS: HIGHER QUALITY, SHORTER MATURITIES, ATTRACTIVE
COUPONS...

For investors, owning a bond that has been escrowed generally provides an immediate upgrade in quality - and often in price - because the bond is now backed by U.S. Treasuries. In addition, because these bonds are typically called at their earliest call date, they will have a shorter effective maturity and, therefore, less volatility. Finally, in most cases, the bond continues to pay an above-average coupon. These characteristics can represent distinct advantages for investors.

However compelling these benefits are, a portfolio manager still faces a key decision: whether to hold the bond with its attractive coupon and no credit risk
- or - to sell the bond at its increased market value and redeploy the increased purchasing power at current interest rates. The portfolio manager must factor in market conditions, the interest rate outlook, the availability of bonds in the marketplace and call provisions. If the escrowed bond's original call provisions have been waived, that will dramatically improve the bond's trading characteristics.

These decisions can have a profound effect upon performance. Moreover, the treatment of escrowed bonds is yet another area that demonstrates the value of professional management. We believe that familiarity with bond covenants, trading patterns and in-depth analysis can provide investors a major advantage in municipal bond investing.

                             Sincerely,

                             /S/ Thomas J. Fetter

                             Thomas J. Fetter
                             President
                             April 9, 2003

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

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EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

MARKET RECAP

The U.S. economy turned in a poor performance in late 2002 and early 2003. Waning consumer confidence and reduced capital spending resulted in weak demand for goods and services, a condition aggravated by the prolonged decline in the equity markets. Consumer spending, which had held up surprisingly well through much of 2002, slowed significantly by year end. For their part, businesses were loathe to commit new capital investment in an uncertain economy. These trends contributed to rising unemployment and increased volatility in the financial markets.

Municipal bonds exceeded Treasury yields

[CHART]

30-Year AAA-rated General Obligation (GO) Bonds*         4.83%
Taxable equivalent yield in 38.6% tax bracket            7.87%
30-Year Treasury bond                                    4.67%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Funds' yield. Statistics as of February 28, 2003

Past performance is no guarantee of future results.
Source: Bloomberg L.P.

HELPED BY LOW INTEREST RATES AND SALES INCENTIVES, THE AUTO AND HOUSING MARKETS KEPT THE U.S. ECONOMY AFLOAT...

While economic activity remained sluggish, there were some bright spots that kept the economy afloat. Together with manufacturers' incentives, record-low interest rates encouraged car buyers. Similarly, low mortgage rates kept the housing market alive, although the torrid sales pace of recent years has cooled considerably. By year-end, however, amid rising consumer debt and an increasing jobless rate, there were signs that U.S. consumers were adopting more conservative spending habits.

THE FEDERAL RESERVE AGAIN LOWERED SHORT-TERM INTEREST RATES IN NOVEMBER...

After posting a 4.0% growth rate in the third quarter of 2002, the nation's Gross Domestic Product rose a more modest 1.4% in the fourth quarter. The nation's jobless rate rose sharply, as a clouded outlook prompted businesses to reduce payrolls. Meanwhile, business investment in new technology - which generates innovation, improves productivity and is often viewed as a key to recovery - was generally deferred until business owners can see beyond the current uncertainties. Against this backdrop, the Federal Reserve, which had held rates steady through most of the year, saw danger of a further retrenchment in November and reduced the Federal Funds rate - a key short-term interest rate barometer - to 1.25%, a 40-year low. The bond markets - whose prices move in the opposite direction of interest rates - rallied in response to that action. Ten-year Treasury bond yields, which were as high as 5.40% in March 2002 - declined to 3.70% by February 28, 2003, as the economic recovery failed to materialize. The Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - registered a 3.36% total return for the six months ended February 28, 2003.*

FACING REVENUE SHORTFALLS, MANY STATES ARE CONSIDERING TAX INCREASES...

We continue to believe that municipal bonds merit a place in a diversified investment portfolio. Amid the uncertain economic outlook, we believe the prospect of a dramatic increase in interest rates remains remote. In addition, with states reporting revenue shortfalls as a result of the weak economy, many are faced with looming budget deficits. Because the overwhelming majority are legally obligated to balance their budgets, legislatures are faced with the unpleasant prospect of raising state taxes to achieve a balanced ledger. The potential for higher state taxes could make municipal bonds even more compelling for tax-conscious investors.

     *It is not possible to invest directly in an Index.

THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE VARIOUS PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

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EATON VANCE ALABAMA MUNICIPALS FUND AS OF FEBRUARY 28, 2003

INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager

MANAGEMENT UPDATE

- Alabama's economy reflected the weakness elsewhere in the nation, amid slowing industrial demand and consumer spending. One positive spot was the auto sector, where newer, cost-effective plants have weathered the downturn relatively well. The state's jobless rate was 5.6% in February 2003, down slightly from the 5.8% pace of a year ago.

- Insured* water and sewer bonds were the Portfolio's largest sector weighting at February 28. As essential services, water and sewer revenues tend to be less affected by the level of economic activity than cyclical sectors. These issues have constituted a large segment of the state's tax-exempt issuance in recent years, as communities have addressed rapid population growth.

- Escrowed bonds represented a large investment for the Portfolio. Pre-refunded to maturity and backed by Treasury bonds, escrowed bonds are deemed very high quality and typically have above-average coupons.

- Insured* transportation bonds were prominent in the Portfolio. Transportation plays a key role in Alabama's tourism and manufacturing-based economy. Investments included issues for highway authorities and Gulf Coast port facilities.

- The Portfolio remained selective within the increasingly competitive hospital sector. Management focused on insured* bonds of leading institutions, emphasizing quality and diversification throughout the state.

PORTFOLIO STATISTICS(6)

- Number of Issues:                         50
- Average Maturity:                         20.6 years
- Average Rating:                           AA+
- Average Call:                             6.2 years
- Average Dollar Price:                     $98.91

THE FUND

- During the six months ended February 28, 2003, the Fund's Class A and Class B shares had total returns of 1.97% and 1.63%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.88 on February 28, 2003 from $9.92 on August 31, 2002, and the reinvestment of $0.233 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.86 from $10.91, and the reinvestment of $0.225 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2003 of $9.88 per share for Class A and $10.86 for Class B, the distribution rates were 4.75% and 4.05%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.14% and 6.94%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2003 were 3.29% and 2.71%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 5.64% and 4.65%
     respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA              74.2%
AA                2.0%
A                 9.4%
BBB              13.2%
Non-Rated         1.2%

* Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF FEBRUARY 28, 2003

PERFORMANCE(7)                    CLASS A  CLASS B
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           5.53%    4.77%
Five Years                         4.72     3.93
Ten Years                          N.A.     4.62
Life of Fund+                      4.92     5.49

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                           0.51%   -0.23%
Five Years                         3.71     3.59
Ten Years                          N.A.     4.62
Life of Fund+                      4.37     5.49

+    Inception date: Class A: 12/7/93; Class B: 5/1/92

FIVE LARGEST SECTORS(6)

By net assets

[CHART]

Insured - Water & Sewer*                19.6%

Escrowed/Prerefunded                    17.4%

Insured - Education*                    10.3%

Insured - Transportation*               10.3%

Insured - Hospital*                      8.5%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 41.67% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and Five Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE ARKANSAS MUNICIPALS FUND AS OF FEBRUARY 28, 2003

INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager

MANAGEMENT UPDATE

- Arkansas's economy saw continuing weakness in the manufacturing sector and the impact of a severe winter that hurt crops and livestock alike. Nonetheless, the economy has showed some signs of renewal in recent months, as job growth has gathered momentum. The state's jobless rate was 4.9% in February 2003, down from 5.4% year ago.

- The hospital sector was the Portfolio's largest sector weighting at February 28. The Portfolio focused its investments on acute care institutions with good market share, as well as facilities with in-demand health care specialties, such as cancer treatment, dialysis or rehabilitation services.

- Industrial development revenue bonds remained a major investment. In the slow economy, management closely monitored companies for signs of deteriorating fundamentals and emphasized diversification in cyclical and defensive industries.

- Insured* water and sewer bonds were a significant investment. Water utility issues are attractive to investors in a slow economy because they represent an essential service, a non-discretionary expenditure backed by water bill payments.

- Management continued its efforts to upgrade the Portfolio's call protection. The Portfolio sold bonds with approaching call dates in favor of high quality, non-callable bonds and bonds with more attractive call characteristics.

PORTFOLIO STATISTICS(6)

- Number of Issues:                         54
- Average Maturity:                         19.2 years
- Average Rating:                           AA-
- Average Call:                             7.5 years
- Average Dollar Price:                     $102.01

THE FUND

- During the six months ended February 28, 2003, the Fund's Class A and Class B shares had total returns of 1.55% and 1.30%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.89 on February 28, 2003 from $9.98 on August 31, 2002, and the reinvestment of $0.242 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.63 from $10.72, and the reinvestment of $0.228 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2003 of $9.89 per share for Class A and $10.63 for Class B, the distribution rates were 4.94% and 4.19%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.65% and 7.34%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2003 were 3.95% and 3.40%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.92% and 5.95%
     respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA                      44.8%
AA                        7.7%
A                        27.1%
BBB                      13.2%
BB                        1.3%
Non-Rated                 5.9%

* Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF FEBRUARY 28, 2003

PERFORMANCE(7)                    CLASS A  CLASS B
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           5.71%    5.01%
Five Years                         4.93     4.13
Ten Years                          N.A.     4.61
Life of Fund+                      5.02     5.26

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                           0.69%    0.01%
Five Years                         3.91     3.79
Ten Years                          N.A.     4.61
Life of Fund+                      4.45     5.26

+    Inception date: Class A: 2/9/94; Class B: 10/2/92

FIVE LARGEST SECTORS(6)
By net assets

[CHART]

Hospital                               14.2%

Industrial Development Revenue          8.5%

Insured - Electric Utilities*           7.4%

Insured - Hospital*                     7.2%

Insured - Water & Sewer*                7.2%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.90% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and Five Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE GEORGIA MUNICIPALS FUND AS OF FEBRUARY 28, 2003

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- Georgia's economy experienced a lackluster retail and manufacturing climate. While housing construction remained strong, demand for commercial space remained weak. The main areas of job growth were health care and newly expanded auto production. The state's February 2003 jobless rate was 4.6%, down from 5.0% a year ago.

- While industrial development revenue (IDR) bonds remained the Portfolio's largest weighting at February 28, management remained very selective within the sector and emphasized industry diversification. The stubbornly weak economy has created an uncertain revenue outlook for some cyclical IDR issuers.

- Insured* transportation bonds constituted a sizable portion of the Portfolio and represented quality issuers. These bonds financed major projects needed to upgrade major transportation infrastructure, including airport, highway and mass transit projects.

- Insured* water and sewer bonds remained a major investment. Water utility issues are attractive to investors in a slow economy because they represent an essential service, a non-discretionary expenditure backed by water bill payments.

- Management continued its efforts to improve the Portfolio's call protection. With the sharp decline in interest rates in recent years, many bonds in the market are now approaching call dates. Accordingly, call protection has warranted close attention.

PORTFOLIO STATISTICS(6)

- Number of Issues:                         54
- Average Maturity:                         20.9 years
- Average Rating:                           AA
- Average Call:                             8.7 years
- Average Dollar Price:                     $104.10

THE FUND

- During the six months ended February 28, 2003, the Fund's Class A and Class B shares had total returns of 2.49% and 2.28%, respectively.(1) For Class A, this return resulted from no change in net asset value on February 28, 2003 from $9.41 on August 31, 2002, and the reinvestment of $0.231 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.06 from $10.05, and the reinvestment of $0.217 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2003 of $9.41 per share for Class A and $10.06 for Class B, the distribution rates were 4.95% and 4.20%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.58% and 7.28%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2003 were 4.38% and 3.86%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.59% and 6.69%
     respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA            59.6%
AA             15.0%
A              13.4%
BB              5.1%
Non-rated       6.9%

* Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF FEBRUARY 28, 2003

PERFORMANCE(7)                    CLASS A  CLASS B
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           6.36%    5.74%
Five Years                         4.61     3.84
Ten Years                          N.A.     4.23
Life of Fund+                      4.51     4.97

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                           1.35%    0.74%
Five Years                         3.60     3.51
Ten Years                          N.A.     4.23
Life of Fund+                      3.96     4.97

+    Inception date: Class A: 12/7/93; Class B: 12/23/91

FIVE LARGEST SECTORS(6)
By net assets

[CHART]

Industrial Development Revenue          13.5%

Insured - Transportation*               13.5%

Insured - Water & Sewer*                 9.7%

Insured - Electric Utilities*            7.9%

Water & Sewer                            6.4%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.28% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and Five Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE KENTUCKY MUNICIPALS FUND AS OF FEBRUARY 28, 2003

INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager

MANAGEMENT UPDATE

- The Kentucky economy saw some improvement toward the end of 2002, although conditions in the manufacturing sector remained uneven. Many plants operated at reduced capacity, reflecting the sluggish pace of business spending. The state's February 2003 jobless rate was 5.3%, down from 5.6% a year ago.

- Insured* transportation bonds were once again the Portfolio's largest sector weighting at February 28. The Portfolio's investments ranged from turnpike issues to regional and international aiports, reflecting Kentucky's role as a key regional economic hub.

- The Portfolio remained highly selective with respect to industrial development revenue bonds. The weak economy has been especially challenging for industrial companies. Therefore, management emphasized diversification, while closely monitoring issuers for their revenue outlook and underlying fundamentals.

- Lease revenue/certificates of participation (COP) constituted significant investments. COPs are an alternative financing tool often used to finance the purchase of equipment for transportation and power generation projects.

- The Portfolio made structural changes to adjust to shifting market conditions. Management maintained a well-diversified coupon allocation, balancing higher-income housing and utility issues with interest-rate-sensitive, low- and zero-coupon issues for appreciation potential.

PORTFOLIO STATISTICS(6)

- Number of Issues:                         52
- Average Maturity:                         18.6 years
- Average Rating:                           AA
- Average Call:                             7.4 years
- Average Dollar Price:                     $96.02

THE FUND

- During the six months ended February 28, 2003, the Fund's Class A and Class B shares had total returns of 3.27% and 2.89%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.50 on February 28, 2003 from $9.42 on August 31, 2002, and the reinvestment of $0.224 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.24 from $10.16, and the reinvestment of $0.210 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2003 of $9.50 per share for Class A and $10.24 for Class B, the distribution rates were 4.76% and 4.00%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.25% and 6.93%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2003 were 3.57% and 3.00%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.19% and 5.20%
     respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA            51.5%
AA             22.3%
A               7.4%
BBB             5.7%
BB              0.9%
Non-Rated      12.2%

* Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF FEBRUARY 28, 2003

PERFORMANCE(7)                    CLASS A  CLASS B
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           6.97%    6.05%
Five Years                         4.44     3.67
Ten Years                          N.A.     4.40
Life of Fund+                      4.64     5.09

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                           1.94%    1.05%
Five Years                         3.44     3.34
Ten Years                          N.A.     4.40
Life of Fund+                      4.09     5.09

+    Inception date: Class A: 12/7/93; Class B: 12/23/91

FIVE LARGEST SECTORS(6)
By net assets

[CHART]

Insured - Transportation*               16.5%

Industrial Development Revenue          15.0%

Lease/Certificates of Participation     12.7%

Escrowed/Prerefunded                     7.8%

Insured - Hospital*                      7.1%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.28% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and Five Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE LOUISIANA MUNICIPALS FUND AS OF FEBRUARY 28, 2003

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE

- Louisiana's energy services sector found support in higher oil and gas prices, with the Baker-Hughes rig count - a widely followed measure of U.S. drilling activity - well above last year's levels. Meanwhile, the state's gaming industry benefited as many families opted for domestic vacations. The state's February 2003 jobless rate was 5.3%, down from 6.1% a year ago.

- Insured* education bonds were the Portfolio's largest sector weighting at February 28. Unlike cyclical areas, the education sector tends to maintain relatively stable revenues in a slow economy. The Portfolio had investments in the state university system, as well as some of the state's fine private universities.

- Insured* general obligations played a major role in the Portfolio, representing very high quality. Interestingly, in the recent economic downturn, Louisiana has been the only state in the nation accorded a positive rating outlook by major rating agencies.

- Housing bonds represented a significant investment focus for the Portfolio. Investments included single- and multi-family housing issues, and provided financing at the state level as well as at the local level in New Orleans.

- The Portfolio adjusted coupon structure in concert with the dramatic interest rate decline. Management took advantage of strong retail demand, driven by investors' need to replace bonds that had been called.

PORTFOLIO STATISTICS(6)

- Number of Issues:                         41
- Average Maturity:                         22.3 years
- Average Rating:                           AA+
- Average Call:                             7.8 years
- Average Dollar Price:                     $94.03

THE FUND

- During the six months ended February 28, 2003, the Fund's Class A and Class B shares had total returns of 2.76% and 2.45%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.83 on February 28, 2003 from $9.79 on August 31, 2002, and the reinvestment of $0.228 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.39 from $10.35, and the reinvestment of $0.211 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2003 of $9.83 per share for Class A and $10.39 for Class B, the distribution rates were 4.67% and 3.97%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.09% and 6.88%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2003 were 4.42% and 3.90%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.66% and 6.76%
     respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA                 76.0%
A                    8.8%
BBB                 10.8%
Non-Rated            4.4%

* Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF FEBRUARY 28, 2003

PERFORMANCE(7)                    CLASS A  CLASS B
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           6.35%    5.55%
Five Years                         4.92     4.13
Ten Years                          N.A.     4.49
Life of Fund+                      5.07     5.27

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                           1.33%    0.55%
Five Years                         3.89     3.79
Ten Years                          N.A.     4.49
Life of Fund+                      4.50     5.27

+    Inception date: Class A: 2/14/94; Class B: 10/2/92

FIVE LARGEST SECTORS(6)
By net assets

[CHART]

Insured - Education*               17.9%

Insured - General Obligations*     13.6%

Housing                            10.7%

Senior Living/Life Care             9.8%

Insured - Special Tax Revenue*      9.0%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.28% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and Five Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE MARYLAND MUNICIPALS FUND AS OF FEBRUARY 28, 2003

INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN]
William H. Ahern
Portfolio Manager

MANAGEMENT UPDATE

- Maryland's economy was slow to recover in 2002. However, the diverse nature of the state's economy - with exposure to finance, technology, government, industry and agriculture - provided a partial buffer against the reversals felt elsewhere in the nation. The state's February 2003 jobless rate was 4.0%, up from 3.7% a year ago.

-    Escrowed bonds constituted the Portfolio's largest commitment at February
     28. Because the bonds are pre-refunded to maturity, they carry above-average coupons. Backed by Treasuries, they are considered to be of very high quality, an attractive characteristic in a volatile market climate.

- Insured* hospital bonds remained significant investments for the Portfolio. Management focused on institutions that we believe are highly competitive, have a sound financial underpinning and are market leaders or specialty care providers in their communities.

- Education bonds were among the Portfolio's largest sector weightings. Institutions whose applications consistently exceed placement capacity tend to enjoy stable tuition income, even as other municipal sectors may face declining revenues.

- Amid sharply lower interest rates, management updated coupon structure while continuing its efforts to upgrade the Portfolio's call protection. With low interest rates prompting refundings, call protection has become increasingly important for municipal investors.

PORTFOLIO STATISTICS(6)

- Number of Issues:                         57
- Average Maturity:                         23.3 years
- Average Rating:                           AA
- Average Call:                             7.9 years
- Average Dollar Price:                     $104.47

THE FUND

- During the six months ended February 28, 2003, the Fund's Class A and Class B shares had total returns of 3.18% and 2.80%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.78 on February 28, 2003 from $9.70 on August 31, 2002, and the reinvestment of $0.223 per share in tax-free income and $0.002 per share in capital gain distributions.(2) For Class B, this return resulted from an increase in NAV to $10.66 from $10.58, and the reinvestment of $0.211 per share in tax-free income and $0.002 per share in capital gain distributions.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2003 of $9.78 per share for Class A and $10.66 for Class B, the distribution rates were 4.59% and 3.86%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 7.85% and 6.60%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2003 were 3.63% and 3.07%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.21% and 5.25%
     respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA            57.2%
AA             17.7%
A               8.1%
BBB             7.9%
CCC             2.0%
Non-Rated       7.1%

* Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF FEBRUARY 28, 2003

PERFORMANCE(7)                    CLASS A  CLASS B
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           6.86%    6.04%
Five Years                         4.41     3.60
Ten Years                          N.A.     4.43
Life of Fund+                      4.75     5.25

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                           1.77%    1.04%
Five Years                         3.40     3.26
Ten Years                          N.A.     4.43
Life of Fund+                      4.20     5.25

+    Inception date: Class A: 12/10/93; Class B: 2/3/92

FIVE LARGEST SECTORS(6)
By net assets

[CHART]

Escrowed/Prerefunded                    13.7%

Insured - Hospital*                     10.2%

Education                                9.7%

Insured - Transportation*                8.8%

Insured - Education*                     8.3%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 41.52% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and Five Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE MISSOURI MUNICIPALS FUND AS OF FEBRUARY 28, 2003

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- Missouri's economy reflected slower business conditions in recent months, especially in the manufacturing sector. The state's large aerospace industry has shared the growing uncertainty within the commercial airline business. The state's February 2003 jobless rate was 5.1%, down slightly from 5.4% a year ago.

- Hospital bonds constituted the Portfolio's largest sector weighting at February 28. Faced with lower Medicare reimbursement rates and other pressures, the hospital industry has turned to cost restraints and consolidation. The Portfolio emphasized institutions with fundamentals we feel are sound and the ability to operate well in a more competitive health care environment.

- Insured* general obligations were a major investment for the Portfolio. In a weak revenue climate for states and municipalities, these issues provided high quality and a reliable income stream.

- Management remained very selective with respect to industrial development revenue (IDR) bonds, as many industrial issuers have seen dramatic declines in revenues and worsening fundamentals. The Portfolio's diversified IDR holdings included retailing, air cargo, chemicals, beverages and consumer products.

- Management redoubled its efforts to diversify the Portfolio. Management also continued to improve call protection in order to protect against untimely calls and enhance the Fund's performance potential over time.

PORTFOLIO STATISTICS(6)

- Number of Issues:                         54
- Average Maturity:                         19.1 years
- Average Rating:                           AA
- Average Call:                             7.2 years
- Average Dollar Price:                     $97.67

THE FUND

- During the six months ended February 28, 2003, the Fund's Class A and Class B shares had total returns of 2.88% and 2.65%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.12 on February 28, 2003 from $10.09 on August 31, 2002, and the reinvestment of $0.256 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $11.18 from $11.14, and the reinvestment of $0.252 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2003 of $10.12 per share for Class A and $11.18 for Class B, the distribution rates were 5.11% and 4.39%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.85% and 7.61%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2003 were 4.09% and 3.55%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.09% and 6.15%
     respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA                 57.4%
AA                   9.8%
A                   11.6%
BBB                  7.4%
BB                   2.0%
Non-Rated           11.8%

* Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF FEBRUARY 28, 2003

PERFORMANCE(7)                    CLASS A  CLASS B
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           7.31%    6.58%
Five Years                         5.06     4.22
Ten Years                          N.A.     4.92
Life of Fund+                      5.29     5.88

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                           2.16%    1.58%
Five Years                         4.04     3.88
Ten Years                          N.A.     4.92
Life of Fund+                      4.74     5.88

+    Inception date: Class A: 12/7/93; Class B: 5/1/92

FIVE LARGEST SECTORS(6)
By net assets

[CHART]

Hospital                            14.1%

Escrowed/Prerefunded                 9.2%

Insured - General Obligations*       8.9%

Industrial Development Revenue       8.1%

Insured - Hospital*                  7.0%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.28% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and Five Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE NORTH CAROLINA MUNICIPALS FUND AS OF FEBRUARY 28, 2003

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE

- North Carolina's economy reflected the uncertainty among consumers and businesses. Nonetheless, manufacturing saw a modest pick-up in chemical, paper and textiles, while the state's tourism industry benefited from a trend toward domestic vacations. The state's February 2003 jobless rate was 6.0%, down from 6.8% a year ago.

- Electric utilities represented the Portfolio's largest sector weighting at February 28, with investments diversified among power providers across the state. The state's utilities sector has benefited from measures taken to address issues of rate-setting and competitive power-generation.

- Water and sewer bonds represented a major investment. As a result of rapidly growing populations, many North Carolina communities have been faced with the need to upgrade their water infrastructure. Bonds issued to finance these projects have provided the Portfolio with opportunities.

- The Portfolio sold its Puerto Rico tobacco settlement-backed bonds, which had outperformed during the period. The Portfolio's other Puerto Rico investments included electric utilities, industrial development revenue and transportation bonds.

- Management continued its efforts to improve the Portfolio's call protection following the sharp decline in interest rates. Call protection avoids having bonds called away and forcing the Portfolio to reinvest the proceeds at lower yields.

PORTFOLIO STATISTICS(6)

- Number of Issues:                         56
- Average Maturity:                         17.6 years
- Average Rating:                           AA
- Average Call:                             7.1 years
- Average Dollar Price:                     $99.35

THE FUND

- During the six months ended February 28, 2003, the Fund's Class A and Class B shares had total returns of 1.63% and 1.36%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.53 on February 28, 2003 from $9.60 on August 31, 2002, and the reinvestment of $0.224 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.24 from $10.31, and the reinvestment of $0.209 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2003 of $9.53 per share for Class A and $10.24 for Class B, the distribution rates were 4.74% and 3.98%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.37% and 7.03%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2003 were 3.97% and 3.42%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.01% and 6.04%
     respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA            50.7%
AA             23.7%
A               8.8%
BBB            16.5%
Non-Rated       0.3%

FUND INFORMATION
AS OF FEBRUARY 28, 2003

PERFORMANCE(7)                    CLASS A  CLASS B
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           5.20%    4.41%
Five Years                         4.51     3.72
Ten Years                          N.A.     4.19
Life of Fund+                      4.62     5.08

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                           0.24%   -0.59%
Five Years                         3.50     3.38
Ten Years                          N.A.     4.19
Life of Fund+                      4.06     5.08

+    Inception date: Class A: 12/7/93; Class B: 10/23/91

FIVE LARGEST SECTORS(6)
By net assets

[CHART]

Electric Utilities                 16.0%

Water and Sewer                    12.2%

Hospital                            9.9%

Education                           9.1%

Escrowed/Prerefunded                8.5%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income and state intangibles tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 43.37% combined federal and state income and state intangibles tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and Five Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE OREGON MUNICIPALS FUND AS OF FEBRUARY 28, 2003

INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager

MANAGEMENT UPDATE

- Oregon's economic recovery proceeded slowly during the past six months. Job creation improved slightly, despite weak manufacturing and exports. The service sector, especially financial services, was one of the few areas to register meaningful job growth. The February 2003 jobless rate was 7.5%, down from 8.1% a year ago.

- Housing bonds represented the Portfolio's largest sector weighting at February 28. The Portfolio's investments were well diversified geographically and included city, county and state issues for single- and multi-family housing projects.

- The Portfolio maintained a significant investment in general obligations. With a weaker economy pressuring municipal tax revenues, the Portfolio emphasized communities and school districts that management deemed to have reliable revenue sources, even in a slow economy.

- Management remained very selective with respect to its industrial development revenue (IDR) holdings, paring its investments in the past year. With the slow recovery clouding the revenue outlook for many IDR issuers, management continued to monitor companies closely for changes in underlying fundamentals.

- Management continued to maintain good call protection, as well as a well-diversified coupon allocation, balancing higher-income issues with interest-rate-sensitive, low- and zero-coupon issues for appreciation potential.

PORTFOLIO STATISTICS(6)

- Number of Issues:                         58
- Average Maturity:                         20.9 years
- Average Rating:                           AA
- Average Call:                             6.0 years
- Average Dollar Price:                     $97.33

THE FUND

- During the six months ended February 28, 2003, the Fund's Class A and Class B shares had total returns of 0.87% and 0.52%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.53 on February 28, 2003 from $9.69 on August 31, 2002, and the reinvestment of $0.242 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.42 from $10.60, and the reinvestment of $0.234 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2003 of $9.53 per share for Class A and $10.42 for Class B, the distribution rates were 5.12% and 4.39%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 9.16% and 7.86%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2003 were 4.59% and 4.07%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 8.22% and 7.28%
     respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA                      39.2%
AA                       42.7%
A                         4.3%
BB                        5.9%
Non-Rated                 7.9%

FUND INFORMATION
AS OF FEBRUARY 28, 2003

PERFORMANCE(7)                    CLASS A  CLASS B
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           4.46%    3.69%
Five Years                         4.69     3.87
Ten Years                          N.A.     4.32
Life of Fund+                      4.61     5.21

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                          -0.51%   -1.27%
Five Years                         3.67     3.53
Ten Years                          N.A.     4.32
Life of Fund+                      4.05     5.21

+    Inception date: Class A: 12/28/93; Class B: 12/24/91

FIVE LARGEST SECTORS(6)
By net assets

[CHART]

Housing                           19.7%

General Obligations               15.8%

Insured - General Obligations     12.4%

Industrial Development Revenue     7.5%

Insured - Education*               7.5%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 44.13% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and Five Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE SOUTH CAROLINA MUNICIPALS FUND AS OF FEBRUARY 28, 2003

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President,
Portfolio Manager

MANAGEMENT UPDATE

- The South Carolina economy achieved modest growth, although a full recovery remained elusive. Manufacturing operated at reduced capacity, despite some renewed activity in the paper and textile sectors. The severe winter impeded planting for some farm crops. The state's February 2003 jobless rate was 6.3%, up from 5.9% a year earlier.

- The Portfolio's industrial development revenue bonds represented the Portfolio's largest sector weighting at February 28 and provided financing for economic initiatives in a diversified group of industries, including paper, autos, textiles, energy, metals and transportation. In a weak economy, management monitored companies closely for changes in business conditions.

- The Portfolio was very selective within the hospital sector. Management focused on insured* bonds of institutions with good underlying financials, sound management and a favorable market position.

- As essential services, insured* electric utilities provided a solid income source. With the state experiencing strong population growth, local utilities have needed to expanded capacity. Insured* bonds offered higher quality amid an uncertain revenue outlook.

- Management continued its efforts to improve the Portfolio's call protection by focusing on non-callable issues and trading from shorter-call issues into bonds with more favorable call characteristics.

PORTFOLIO STATISTICS(6)

- Number of Issues:                         53
- Average Maturity:                         21.2 years
- Average Rating:                           AA
- Average Call:                             7.2 years
- Average Dollar Price:                     $101.78

THE FUND

- During the six months ended February 28, 2003, the Fund's Class A and Class B shares had total returns of 2.21% and 1.83%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.63 on February 28, 2003 from $9.66 on August 31, 2002, and the reinvestment of $0.241 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.21 from $10.25, and the reinvestment of $0.225 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2003 of $9.63 per share for Class A and $10.21 for Class B, the distribution rates were 5.04% and 4.31%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.83% and 7.55%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2003 were 4.05% and 3.39%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.09% and 5.94%
     respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA                 53.3%
AA                  11.9%
A                   21.5%
BBB                 11.6%
BB                   0.9%
Non-Rated            0.8%

* Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF FEBRUARY 28, 2003

PERFORMANCE(7)                    CLASS A  CLASS B
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           5.60%    4.85%
Five Years                         4.52     3.70
Ten Years                          N.A.     4.31
Life of Fund+                      4.72     4.94

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                           0.58%   -0.15%
Five Years                         3.50     3.37
Ten Years                          N.A.     4.31
Life of Fund+                      4.16     4.94

+    Inception date: Class A: 2/14/94; Class B: 10/2/92

FIVE LARGEST SECTORS(6)
By net assets

[CHART]

Industrial Development Revenue    14.9%

Hospital                          11.6%

Insured - Electric Utilities*     10.3%

Insured - Hospital*                8.5%

General Obligations                8.4%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.90% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and Five Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE TENNESSEE MUNICIPALS FUND AS OF FEBRUARY 28, 2003

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON]
Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- While the broader Tennessee economy was lackluster, auto-based manufacturing was aided by incentives and low interest rates. Construction was helped by a fairly strong housing market, although commercial building remained in a slump. The state's February 2003 jobless rate was 4.6%, down from 5.3% a year ago.

- Insured* general obligations (GOs) were a significant commitment for the Portfolio. In a weak economy, declining tax revenues have raised the prospect of shortfalls for the state and local communities. Insured* GOs have therefore received more investor attention.

- With the economy slow to recover, management remained very cautious with respect to industrial development revenue bonds. The Portfolio's investments were well-diversified, including bonds in the chemical, air delivery, paper and auto areas.

- Escrowed/prerefunded bonds were again a major investment for the Portfolio. These issues have been pre-refunded by their issuers and, because they are backed by Treasury bonds, have a AAA credit rating. Meanwhile, they have continued to provide an excellent stream of income.

- Management emphasized diversification by issuer, sector and coupon. Puerto Rico bonds added further flexibility in this regard and included general obligations, electric utilities, transportation and special tax revenue bonds.

PORTFOLIO STATISTICS(6)

- Number of Issues:                         53
- Average Maturity:                         18.8 years
- Average Rating:                           AA+
- Average Call:                             7.4 years
- Average Dollar Price:                     $104.03

THE FUND

- During the six months ended February 28, 2003, the Fund's Class A and Class B shares had total returns of 3.14% and 2.77%, respectively.(1) For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.98 on February 28, 2003 from $9.91 on August 31, 2002, and the reinvestment of $0.237 per share in tax-free income.(2) For Class B, this return resulted from an increase in NAV to $10.87 from $10.80, and the reinvestment of $0.225 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2003 of $9.98 per share for Class A and $10.87 for Class B, the distribution rates were 4.79% and 4.05%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.30% and 7.02%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2003 were 4.00% and 3.45%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 6.93% and 5.98%
     respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA                 64.1%
AA                  20.3%
A                    5.4%
BBB                  8.2%
Non-Rated            2.0%

* Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF FEBRUARY 28, 2003

PERFORMANCE(7)                    CLASS A  CLASS B
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           7.01%    6.28%
Five Years                         5.23     4.44
Ten Years                          N.A.     4.95
Life of Fund+                      5.14     5.57

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                           1.91%    1.28%
Five Years                         4.20     4.10
Ten Years                          N.A.     4.95
Life of Fund+                      4.58     5.57

+    Inception date: Class A: 12/9/93; Class B: 8/25/92

FIVE LARGEST SECTORS(6)
By net assets

[CHART]

Insured - General Obligations*               14.7%

Escrowed/Prerefunded                         13.5%

Industrial Development Revenue               10.6%

Insured - Electric Utilities*                 9.0%

Hospital                                      7.1%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.28% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and Five Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE VIRGINIA MUNICIPALS FUND AS OF FEBRUARY 28, 2003

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH]
Robert B. MacIntosh
Portfolio Manager

MANAGEMENT UPDATE

- Virginia's economic diversification proved most helpful in 2002. The Commonwealth's large government and defense exposure provided a buffer against the pronounced slowdown in technology. Meanwhile, the agricultural sector felt the pressure of a severe winter. The February 2003 jobless rate was 4.0%, down from 4.3% year ago.

- Industrial development revenue (IDR) bonds constituted the Portfolio's largest sector weighting at February 28. While the Portfolio's IDR investments included bonds for cyclical paper, textile and transportation industries, investments also included non-cyclical areas, such as food and beverages.

- Insured* transportation bonds played a significant role in the Portfolio. Investments included airports, as well as highways, bridges and tunnels. Backed by toll fees, highways and tunnels provide a relatively stable revenue source in an uncertain economic environment.

- Hospital bonds and insured* hospital bonds remained a major focus of the Portfolio. Management was selective, adding leading acute care facilities within their communities, as well as institutions with prime health care specialties, such as cardiac care, diabetes care, neonatal services and transplant surgery.

- Management continued to adjust the Portfolio's coupon structure amid declining interest rates. The Portfolio sold current coupons, taking advantage of strong retail demand, while purchasing zero coupon issues for their interest rate sensitivity.

PORTFOLIO STATISTICS(6)

- Number of Issues:                         64
- Average Maturity:                         21.4 years
- Average Rating:                           AA
- Average Call:                             10.8 years
- Average Dollar Price:                     $104.59

THE FUND

- During the six months ended February 28, 2003, the Fund's Class A and Class B shares had total returns of 2.28% and 1.88%, respectively.(1) For Class A, this return resulted from a decrease in net asset value (NAV) per share to $9.59 on February 28, 2003 from $9.60 on August 31, 2002, and the reinvestment of $0.226 per share in tax-free income.(2) For Class B, this return resulted from a decrease in NAV to $10.61 from $10.63, and the reinvestment of $0.217 per share in tax-free income.(2)

- Based on the Fund's most recent dividends and NAVs on February 28, 2003 of $9.59 per share for Class A and $10.61 for Class B, the distribution rates were 4.75% and 4.00%, respectively.(3) The distribution rates of Class A and Class B are equivalent to taxable rates of 8.21% and 6.91%, respectively.(4)

- The SEC 30-day yields for Class A and B shares at February 28, 2003 were 4.34% and 3.81%, respectively.(5) The SEC 30-day yields of Class A and Class B are equivalent to taxable yields of 7.50% and 6.58%
     respectively.(4)

RATING DISTRIBUTION(6)

[CHART]

AAA                 55.9%
AA                  14.6%
A                   11.0%
BBB                 10.2%
BB                   2.8%
Non-Rated            5.5%

* Private insurance does not decrease the risk of loss of principal associated with this investment.

FUND INFORMATION
AS OF FEBRUARY 28, 2003

PERFORMANCE(7)                    CLASS A  CLASS B
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                           5.11%    4.33%
Five Years                         4.71     3.91
Ten Years                          N.A.     4.41
Life of Fund+                      4.77     5.45

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                           0.09%   -0.67%
Five Years                         3.70     3.57
Ten Years                          N.A.     4.41
Life of Fund+                      4.22     5.45

+    Inception date: Class A: 12/17/93; Class B: 7/26/91

FIVE LARGEST SECTORS(6)
By net assets

[CHART]

Industrial Development Revenue               14.2%

Insured - Transportation*                    13.8%

Insured - Hospital*                           9.7%

Hospital                                      9.2%

Insured - Water and Sewer*                    7.9%

(1) These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. (2) A portion of the Fund's income may be subject to federal income and state income tax and/or federal alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (4) Taxable-equivalent rates assume maximum 42.13% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (5) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (6) Rating Distribution, Portfolio Statistics and Five Largest Sectors may not be representative of the Portfolio's current or future investments. (7) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2003

                                                    ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                                  $61,153,750    $42,093,824   $53,540,992    $63,747,786
   Unrealized appreciation                            4,278,129      1,765,576     2,938,217      6,091,384
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO, AT VALUE             $65,431,879    $43,859,400   $56,479,209    $69,839,170
------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                     $    83,787    $    55,398   $       749    $    27,815
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                        $65,515,666    $43,914,798   $56,479,958    $69,866,985
------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                    $   182,075    $   140,363   $    23,097    $        --
Dividends payable                                        95,222         63,202        69,871         85,593
Payable to affiliate for Trustees' fees                      20             20            20             40
Payable to affiliate for service fees                    20,858         13,980        18,019         22,156
Accrued expenses                                         38,391         35,827        37,484         39,703
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                   $   336,566    $   253,392   $   148,491    $   147,492
------------------------------------------------------------------------------------------------------------
NET ASSETS                                          $65,179,100    $43,661,406   $56,331,467    $69,719,493
------------------------------------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------------------------------------
Paid-in capital                                     $63,173,966    $43,102,767   $59,209,769    $68,228,581
Accumulated net realized loss from Portfolio
   (computed on the basis of identified cost)        (2,180,649)    (1,193,529)   (5,857,334)    (4,534,315)
Accumulated undistributed (distributions in excess
   of) net investment income                            (92,346)       (13,408)       40,815        (66,157)
Net unrealized appreciation from Portfolio
   (computed on the basis of identified cost)         4,278,129      1,765,576     2,938,217      6,091,384
------------------------------------------------------------------------------------------------------------
TOTAL                                               $65,179,100    $43,661,406   $56,331,467    $69,719,493
------------------------------------------------------------------------------------------------------------

Class A Shares
------------------------------------------------------------------------------------------------------------
NET ASSETS                                          $ 9,065,011    $ 8,216,625   $ 4,169,003    $ 3,824,265
SHARES OUTSTANDING                                      917,826        830,817       442,822        402,726
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of beneficial
      interest outstanding)                         $      9.88    $      9.89   $      9.41    $      9.50
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of net asset value per
      share)                                        $     10.37    $     10.38   $      9.88    $      9.97
------------------------------------------------------------------------------------------------------------

Class B Shares
------------------------------------------------------------------------------------------------------------
NET ASSETS                                          $56,114,089    $35,444,781   $52,162,464    $65,895,228
SHARES OUTSTANDING                                    5,167,188      3,335,806     5,185,427      6,432,902
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY shares of beneficial
      interest outstanding)                         $     10.86    $     10.63   $     10.06    $     10.24
------------------------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2003

                                                    LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
---------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                                   $27,773,299     $82,181,452    $54,616,396       $88,027,041
   Unrealized appreciation                             1,679,033       1,855,544      4,735,647         6,101,944
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO, AT VALUE              $29,452,332     $84,036,996    $59,352,043       $94,128,985
---------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                      $    51,486     $    26,353    $    36,023       $    19,593
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                         $29,503,818     $84,063,349    $59,388,066       $94,148,578
---------------------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                     $        --     $   148,625    $    16,145       $   109,984
Dividends payable                                         34,006         110,163         72,881           125,860
Payable to affiliate for Trustees' fees                       --              40             --                40
Payable to affiliate for service fees                      9,408          27,096         18,979            30,153
Accrued expenses                                          12,689          40,215         19,472            42,186
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                    $    56,103     $   326,139    $   127,477       $   308,223
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $29,447,715     $83,737,210    $59,260,589       $93,840,355
---------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------------------------------
Paid-in capital                                      $30,178,359     $82,104,182    $55,394,881       $95,021,318
Accumulated net realized loss from Portfolio
   (computed on the basis of identified cost)         (2,447,220)       (424,093)    (1,159,145)       (7,315,468)
Accumulated undistributed net investment income           37,543         201,577        289,206            32,561
Net unrealized appreciation from Portfolio
   (computed on the basis of identified cost)          1,679,033       1,855,544      4,735,647         6,101,944
---------------------------------------------------------------------------------------------------------------------
TOTAL                                                $29,447,715     $83,737,210    $59,260,589       $93,840,355
---------------------------------------------------------------------------------------------------------------------

Class A Shares
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $ 6,055,615     $ 8,897,761    $ 7,133,566       $ 9,868,793
SHARES OUTSTANDING                                       616,068         910,115        704,708         1,036,089
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of beneficial
      interest outstanding)                          $      9.83     $      9.78    $     10.12       $      9.53
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of net asset value per
      share)                                         $     10.32     $     10.27    $     10.62       $     10.01
---------------------------------------------------------------------------------------------------------------------

Class B Shares
---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                           $23,392,100     $74,839,449    $52,127,023       $83,971,562
SHARES OUTSTANDING                                     2,252,009       7,019,116      4,662,087         8,202,626
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY shares of beneficial
      interest outstanding)                          $     10.39     $     10.66    $     11.18       $     10.24
---------------------------------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2003

                                                    OREGON FUND  SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
-------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                                  $81,812,766      $46,222,344       $45,726,846    $111,849,804
   Unrealized appreciation                            2,427,161        2,327,080         3,390,139       7,220,836
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN PORTFOLIO, AT VALUE             $84,239,927      $48,549,424       $49,116,985    $119,070,640
-------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                     $   296,998      $   547,614       $    33,871    $    161,351
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                        $84,536,925      $49,097,038       $49,150,856    $119,231,991
-------------------------------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                    $    29,496      $    37,675       $   448,458    $    169,454
Dividends payable                                       123,879           65,020            74,173         151,469
Payable to affiliate for Trustees' fees                       7               20                --              40
Payable to affiliate for service fees                    27,170           15,354            15,629          37,951
Accrued expenses                                         21,928           32,751            16,332          44,388
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                   $   202,480      $   150,820       $   554,592    $    403,302
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                          $84,334,445      $48,946,218       $48,596,264    $118,828,689
-------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------
Paid-in capital                                     $84,677,973      $50,537,931       $46,555,944    $116,446,886
Accumulated net realized loss from Portfolio
   (computed on the basis of identified cost)        (2,809,208)      (3,958,328)       (1,450,350)     (4,998,423)
Accumulated undistributed net investment income          38,519           39,535           100,531         159,390
Net unrealized appreciation from Portfolio
   (computed on the basis of identified cost)         2,427,161        2,327,080         3,390,139       7,220,836
-------------------------------------------------------------------------------------------------------------------
TOTAL                                               $84,334,445      $48,946,218       $48,596,264    $118,828,689
-------------------------------------------------------------------------------------------------------------------

Class A Shares
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                          $ 8,516,689      $ 8,407,854       $ 7,463,670    $  9,097,188
SHARES OUTSTANDING                                      893,897          873,063           747,885         948,967
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of beneficial
      interest outstanding)                         $      9.53      $      9.63       $      9.98    $       9.59
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of net asset value per
      share)                                        $     10.01      $     10.11       $     10.48    $      10.07
-------------------------------------------------------------------------------------------------------------------

Class B Shares
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                          $75,817,756      $40,538,364       $41,132,594    $109,731,501
SHARES OUTSTANDING                                    7,274,747        3,970,086         3,785,152      10,343,335
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
   PRICE PER SHARE
   (net assets  DIVIDED BY shares of beneficial
      interest outstanding)                         $     10.42      $     10.21       $     10.87    $      10.61
-------------------------------------------------------------------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

                                                         ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
-----------------------------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio                         $1,795,425    $1,229,938     $1,661,831    $ 1,917,906
Expenses allocated from Portfolio                           (137,049)      (79,999)      (114,356)      (148,213)
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                      $1,658,376    $1,149,939     $1,547,475    $ 1,769,693
-----------------------------------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------------------------------
Trustees fees and expenses                                $      927    $       88     $      928    $       923
Distribution and service fees
   Class A                                                     8,559         7,677          3,796          3,377
   Class B                                                   262,998       167,204        243,186        307,548
Legal and accounting services                                  8,708         7,069          7,185          8,750
Printing and postage                                             843           292            720          1,017
Custodian fee                                                  5,808         4,665          5,337          6,265
Transfer and dividend disbursing agent fees                   16,125        10,972         16,721         18,779
Registration fees                                              1,014           416            412            916
Miscellaneous                                                    678           565            787            843
-----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                            $  305,660    $  198,948     $  279,072    $   348,418
-----------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                     $1,352,716    $  950,991     $1,268,403    $ 1,421,275
-----------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)        $  128,416    $  212,877     $ (328,274)   $(2,704,328)
   Financial futures contracts                              (264,857)     (102,888)      (275,643)      (180,862)
-----------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                                  $ (136,441)   $  109,989     $ (603,917)   $(2,885,190)
-----------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                    $ (130,258)   $ (459,239)    $  575,199    $ 3,428,981
   Financial futures contracts                               (47,875)      (74,377)       (30,620)       (27,349)
-----------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)      $ (178,133)   $ (533,616)    $  544,579    $ 3,401,632
-----------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                   $ (314,574)   $ (423,627)    $  (59,338)   $   516,442
-----------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                $1,038,142    $  527,364     $1,209,065    $ 1,937,717
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

                                                         LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
--------------------------------------------------------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio                          $ 847,557      $2,308,736     $1,726,518        $2,619,687
Expenses allocated from Portfolio                            (54,509)       (186,601)      (126,914)         (213,670)
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                       $ 793,048      $2,122,135     $1,599,604        $2,406,017
--------------------------------------------------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------------------------------------------------
Trustees fees and expenses                                 $      94      $      923     $      947        $      922
Distribution and service fees
   Class A                                                     5,886          10,522          6,590             9,081
   Class B                                                   110,114         350,974        246,183           399,208
Legal and accounting services                                  6,974           8,421          7,582             7,166
Printing and postage                                           1,775           1,000          3,096             1,164
Custodian fee                                                  3,685           7,122          5,575             7,730
Transfer and dividend disbursing agent fees                    6,215          23,311         17,347            28,370
Registration fees                                              1,240           3,512          2,870                --
Miscellaneous                                                    582             682            728               789
--------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                             $ 136,565      $  406,467     $  290,918        $  454,430
--------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                      $ 656,483      $1,715,668     $1,308,686        $1,951,587
--------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)         $ 208,802      $  109,939     $   89,331        $  318,936
   Financial futures contracts                              (210,276)       (139,290)      (265,928)         (660,869)
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                          $  (1,474)     $  (29,351)    $ (176,597)       $ (341,933)
--------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                     $  87,808      $  675,620     $  409,166        $ (339,942)
   Financial futures contracts                               (43,382)        (33,427)       (38,668)          (89,448)
--------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)       $  44,426      $  642,193     $  370,498        $ (429,390)
--------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                    $  42,952      $  612,842     $  193,901        $ (771,323)
--------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                 $ 699,435      $2,328,510     $1,502,587        $1,180,264
--------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

                                                         OREGON FUND  SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
------------------------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio                        $2,500,589       $1,370,257         $1,336,544     $ 3,389,164
Expenses allocated from Portfolio                          (192,533)         (92,838)           (91,528)       (286,685)
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                     $2,308,056       $1,277,419         $1,245,016     $ 3,102,479
------------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------------
Trustees fees and expenses                               $      939       $       88         $       64     $     1,854
Distribution and service fees
   Class A                                                    8,263            8,391              7,542           8,401
   Class B                                                  356,956          183,254            193,016         517,312
Legal and accounting services                                 7,595            6,577              6,984           7,762
Printing and postage                                          3,709              450              2,566           1,497
Custodian fee                                                 7,158            4,800              4,818           8,740
Transfer and dividend disbursing agent fees                  22,009           11,399             11,930          39,171
Registration fees                                               447               --              1,620             937
Miscellaneous                                                   838              349                678             999
------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                           $  407,914       $  215,308         $  229,218     $   586,673
------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                    $1,900,142       $1,062,111         $1,015,798     $ 2,515,806
------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)       $ (112,942)      $  118,740         $   47,674     $   740,846
   Financial futures contracts                             (203,856)        (220,401)          (176,029)     (1,043,873)
------------------------------------------------------------------------------------------------------------------------
NET REALIZED LOSS                                        $ (316,798)      $ (101,661)        $ (128,355)    $  (303,027)
------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                   $(1,004,750)     $  (33,574)        $  430,409     $    99,765
   Financial futures contracts                             (144,194)         (58,148)           (11,405)       (116,546)
------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)     $(1,148,944)     $  (91,722)        $  419,004     $   (16,781)
------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                  $(1,465,742)     $ (193,383)        $  290,649     $  (319,808)
------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS               $  434,400       $  868,728         $1,306,447     $ 2,195,998
------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

INCREASE (DECREASE) IN NET ASSETS                        ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
-----------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                 $ 1,352,716    $   950,991   $ 1,268,403    $ 1,421,275
   Net realized gain (loss)                                 (136,441)       109,989      (603,917)    (2,885,190)
   Net change in unrealized appreciation (depreciation)     (178,133)      (533,616)      544,579      3,401,632
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS               $ 1,038,142    $   527,364   $ 1,209,065    $ 1,937,717
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                            $  (203,283)   $  (189,453)  $   (94,080)   $   (81,034)
      Class B                                             (1,124,029)      (736,792)   (1,080,982)    (1,309,133)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      $(1,327,312)   $  (926,245)  $(1,175,062)   $(1,390,167)
-----------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                            $ 1,516,852    $ 1,114,924   $   968,886    $   896,942
      Class B                                              2,624,057      1,049,638     2,618,121      2,361,843
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                 76,754         51,425        29,450         25,938
      Class B                                                506,195        412,303       448,006        601,550
   Cost of shares redeemed
      Class A                                               (337,316)      (256,565)     (254,969)      (228,311)
      Class B                                             (3,128,218)    (1,405,372)   (3,336,821)    (3,901,307)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                    $ 1,258,324    $   966,353   $   472,673    $  (243,345)
-----------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                               $   969,154    $   567,472   $   506,676    $   304,205
-----------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------
At beginning of period                                   $64,209,946    $43,093,934   $55,824,791    $69,415,288
-----------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                                         $65,179,100    $43,661,406   $56,331,467    $69,719,493
-----------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
-----------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                                         $   (92,346)   $   (13,408)  $    40,815    $   (66,157)
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

INCREASE (DECREASE) IN NET ASSETS                        LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
--------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                  $   656,483     $ 1,715,668    $ 1,308,686       $ 1,951,587
   Net realized loss                                           (1,474)        (29,351)      (176,597)         (341,933)
   Net change in unrealized appreciation (depreciation)        44,426         642,193        370,498          (429,390)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $   699,435     $ 2,328,510    $ 1,502,587       $ 1,180,264
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                             $  (138,036)    $  (244,772)   $  (169,214)      $  (215,055)
      Class B                                                (461,891)     (1,438,851)    (1,145,625)       (1,675,830)
   From net realized gain
      Class A                                             $        --     $    (1,906)   $        --       $        --
      Class B                                                      --         (13,335)            --                --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       $  (599,927)    $(1,698,864)   $(1,314,839)      $(1,890,885)
--------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                             $   346,754     $ 2,449,408    $ 1,321,079       $ 1,298,877
      Class B                                                 777,476       3,116,852      2,283,483         2,885,077
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                  81,110          96,332        105,142            99,159
      Class B                                                 140,939         688,699        568,434           797,137
   Cost of shares redeemed
      Class A                                                (277,632)     (4,539,774)      (616,462)         (499,069)
      Class B                                                (998,378)     (3,959,217)    (3,195,052)       (5,565,030)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                     $    70,269     $(2,147,700)   $   466,624       $  (983,849)
--------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                     $   169,777     $(1,518,054)   $   654,372       $(1,694,470)
--------------------------------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------------------------------
At beginning of period                                    $29,277,938     $85,255,264    $58,606,217       $95,534,825
--------------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                                          $29,447,715     $83,737,210    $59,260,589       $93,840,355
--------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net
investment income included in net assets
--------------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                                          $    37,543     $   201,577    $   289,206       $    32,561
--------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

INCREASE (DECREASE) IN NET ASSETS                        OREGON FUND  SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                 $ 1,900,142      $ 1,062,111       $ 1,015,798    $  2,515,806
   Net realized loss                                        (316,798)        (101,661)         (128,355)       (303,027)
   Net change in unrealized appreciation (depreciation)   (1,148,944)         (91,722)          419,004         (16,781)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS               $   434,400      $   868,728       $ 1,306,447    $  2,195,998
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                            $  (210,594)     $  (211,242)      $  (181,743)   $   (200,367)
      Class B                                             (1,641,787)        (831,372)         (829,516)     (2,185,301)
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      $(1,852,381)     $(1,042,614)      $(1,011,259)   $ (2,385,668)
------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                            $ 1,696,659      $ 1,086,645       $ 1,796,796    $    924,600
      Class B                                              4,396,189        3,804,161         1,996,333       3,419,320
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                 99,207           77,776            91,329          81,533
      Class B                                                895,875          325,996           402,801       1,094,498
   Cost of shares redeemed
      Class A                                               (778,223)      (1,622,781)       (1,133,195)       (254,340)
      Class B                                             (4,055,764)      (1,394,083)       (2,612,186)     (5,484,755)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                    $ 2,253,943      $ 2,277,714       $   541,878    $   (219,144)
------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                    $   835,962      $ 2,103,828       $   837,066    $   (408,814)
------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------
At beginning of period                                   $83,498,483      $46,842,390       $47,759,198    $119,237,503
------------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                                         $84,334,445      $48,946,218       $48,596,264    $118,828,689
------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net
investment income included in net assets
------------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                                         $    38,519      $    39,535       $   100,531    $    159,390
------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2002

INCREASE (DECREASE) IN NET ASSETS                        ALABAMA FUND  ARKANSAS FUND  GEORGIA FUND  KENTUCKY FUND
-----------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                 $ 2,617,445    $ 1,805,024   $ 2,720,855   $  3,085,540
   Net realized gain (loss)                                 (631,672)       602,729       367,293       (156,918)
   Net change in unrealized appreciation (depreciation)      347,603       (501,712)     (974,424)      (736,198)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS               $ 2,333,376    $ 1,906,041   $ 2,113,724   $  2,192,424
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                            $  (326,079)   $  (290,802)  $  (388,012)  $   (249,841)
      Class B                                             (2,289,890)    (1,509,808)   (2,240,385)    (2,781,470)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      $(2,615,969)   $(1,800,610)  $(2,628,397)  $ (3,031,311)
-----------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                            $ 2,266,238    $ 2,192,191   $   703,078   $    710,440
      Class B                                              4,615,969      2,249,826     3,609,137      3,436,693
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                149,759         68,690        68,237        149,923
      Class B                                                981,437        823,955       914,875      1,219,119
   Cost of shares redeemed
      Class A                                               (844,126)       (81,554)   (5,690,092)    (5,246,433)
      Class B                                             (6,714,813)    (4,485,549)   (6,757,630)    (9,660,790)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                    $   454,464    $   767,559   $(7,152,395)  $ (9,391,048)
-----------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                    $   171,871    $   872,990   $(7,667,068)  $(10,229,935)
-----------------------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------
At beginning of year                                     $64,038,075    $42,220,944   $63,491,859   $ 79,645,223
-----------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                           $64,209,946    $43,093,934   $55,824,791   $ 69,415,288
-----------------------------------------------------------------------------------------------------------------

Accumulated distributions
in excess of net investment
income included in net assets
-----------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                           $  (117,750)   $   (38,154)  $   (52,526)  $    (97,265)
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2002

INCREASE (DECREASE) IN NET ASSETS                        LOUISIANA FUND  MARYLAND FUND  MISSOURI FUND  NORTH CAROLINA FUND
--------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                  $ 1,297,011     $ 3,418,602    $ 2,589,734      $  4,080,614
   Net realized gain (loss)                                    (9,056)         29,738       (131,873)          630,398
   Net change in unrealized appreciation (depreciation)      (162,433)          7,301       (122,874)       (1,639,536)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                $ 1,125,522     $ 3,455,641    $ 2,334,987      $  3,071,476
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                             $  (280,137)    $  (431,152)   $  (263,817)     $   (356,596)
      Class B                                                (941,447)     (2,930,284)    (2,311,437)       (3,544,257)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       $(1,221,584)    $(3,361,436)   $(2,575,254)     $ (3,900,853)
--------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                             $   769,088     $ 5,908,769    $ 2,180,889      $  3,066,987
      Class B                                               2,499,455       6,979,275      4,329,132         4,422,375
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                 176,250         133,140        129,668           160,675
      Class B                                                 280,477       1,334,408      1,135,300         1,613,147
   Cost of shares redeemed
      Class A                                                (605,252)     (1,630,270)      (395,649)       (2,069,388)
      Class B                                              (2,884,744)     (9,685,912)    (5,938,169)      (11,493,339)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                     $   235,274     $ 3,039,410    $ 1,441,171      $ (4,299,543)
--------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                     $   139,212     $ 3,133,615    $ 1,200,904      $ (5,128,920)
--------------------------------------------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------------------------------------------
At beginning of year                                      $29,138,726     $82,121,649    $57,405,313      $100,663,745
--------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                            $29,277,938     $85,255,264    $58,606,217      $ 95,534,825
--------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
--------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                            $   (19,013)    $   184,773    $   295,359      $    (28,141)
--------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2002

INCREASE (DECREASE) IN NET ASSETS                        OREGON FUND  SOUTH CAROLINA FUND  TENNESSEE FUND  VIRGINIA FUND
------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                 $ 3,646,795      $ 1,850,855       $ 1,992,546    $  5,108,556
   Net realized gain (loss)                                  970,186         (184,633)           42,386         594,775
   Net change in unrealized appreciation (depreciation)   (1,264,733)           8,493           (77,277)     (2,029,896)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS               $ 3,352,248      $ 1,674,715       $ 1,957,655    $  3,673,435
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                            $  (322,007)     $  (295,011)      $  (250,436)   $   (373,392)
      Class B                                             (3,290,347)      (1,529,407)       (1,724,874)     (4,473,092)
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      $(3,612,354)     $(1,824,418)      $(1,975,310)   $ (4,846,484)
------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                            $ 3,449,424      $ 4,998,181       $ 2,350,236    $  1,773,089
      Class B                                              5,726,071        5,735,493         3,296,065       8,433,825
   Net asset value of shares issued to shareholders in
      payment of distributions declared
      Class A                                                147,587          154,952           135,658         167,186
      Class B                                              1,713,937          571,121           790,454       2,129,576
   Cost of shares redeemed
      Class A                                             (1,326,270)        (498,513)         (488,004)       (694,937)
      Class B                                             (9,777,387)      (3,583,830)       (5,511,161)    (12,928,700)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                    $   (66,638)     $ 7,377,404       $   573,248    $ (1,119,961)
------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                    $  (326,744)     $ 7,227,701       $   555,593    $ (2,293,010)
------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------
At beginning of year                                     $83,825,227      $39,614,689       $47,203,605    $121,530,513
------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                           $83,498,483      $46,842,390       $47,759,198    $119,237,503
------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets
------------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                                           $    (9,242)     $    20,038       $    95,992    $     29,252
------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      ALABAMA FUND -- CLASS A
                                  ------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------------
                                  (UNAUDITED)              2002(1)(2)          2001(1)        2000(1)        1999(1)        1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.920              $ 9.960            $ 9.410        $ 9.430        $10.040      $ 9.860
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.240              $ 0.471            $ 0.479        $ 0.481        $ 0.481      $ 0.493
Net realized and unrealized
   gain (loss)                          (0.047)              (0.042)             0.548         (0.015)        (0.599)       0.181
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.193              $ 0.429            $ 1.027        $ 0.466        $(0.118)     $ 0.674
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.233)             $(0.469)           $(0.477)       $(0.486)       $(0.492)     $(0.494)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.233)             $(0.469)           $(0.477)       $(0.486)       $(0.492)     $(0.494)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.880              $ 9.920            $ 9.960        $ 9.410        $ 9.430      $10.040
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           1.97%                4.49%             11.22%          5.22%         (1.29)%       6.98%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 9,065              $ 7,846            $ 6,256        $ 6,198        $ 6,198      $ 5,140
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.73%(5)             0.82%              0.83%          0.81%          0.77%        0.78%
   Expenses after custodian
      fee reduction(4)                    0.73%(5)             0.81%              0.81%          0.80%          0.76%        0.76%
   Net investment income                  4.87%(5)             4.83%              4.95%          5.26%          4.87%        4.93%
Portfolio Turnover of the
   Portfolio                                 4%                  25%                14%             8%            23%          23%
----------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.82% to 4.83%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      ALABAMA FUND -- CLASS B
                                  ------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------------
                                  (UNAUDITED)              2002(1)(2)          2001(1)        2000(1)        1999(1)        1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.910              $10.960            $10.350        $10.370        $11.040      $10.850
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.222              $ 0.440            $ 0.444        $ 0.449        $ 0.447      $ 0.455
Net realized and unrealized
   gain (loss)                          (0.054)              (0.050)             0.611         (0.017)        (0.657)       0.200
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.168              $ 0.390            $ 1.055        $ 0.432        $(0.210)     $ 0.655
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.218)             $(0.440)           $(0.445)       $(0.452)       $(0.460)     $(0.465)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.218)             $(0.440)           $(0.445)       $(0.452)       $(0.460)     $(0.465)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.860              $10.910            $10.960        $10.350        $10.370      $11.040
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           1.63%                3.70%             10.45%          4.38%         (2.02)%       6.17%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $56,114              $56,363            $57,782        $59,904        $75,475      $89,321
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.49%(5)             1.57%              1.58%          1.62%          1.54%        1.57%
   Expenses after custodian
      fee reduction(4)                    1.49%(5)             1.56%              1.56%          1.61%          1.53%        1.55%
   Net investment income                  4.13%(5)             4.09%              4.20%          4.48%          4.11%        4.15%
Portfolio Turnover of the
   Portfolio                                 4%                  25%                14%             8%            23%          23%
----------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.08% to 4.09%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annnualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      ARKANSAS FUND -- CLASS A
                                  ------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------------
                                  (UNAUDITED)(1)           2002(1)(2)          2001        2000(1)        1999(1)        1998(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.980              $ 9.960          $ 9.520       $ 9.510        $10.070        $ 9.810
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.247              $ 0.486          $ 0.495       $ 0.489        $ 0.497        $ 0.492
Net realized and unrealized
   gain (loss)                          (0.095)               0.023            0.439         0.020         (0.555)         0.272
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.152              $ 0.509          $ 0.934       $ 0.509        $(0.058)       $ 0.764
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.242)             $(0.489)         $(0.494)      $(0.499)       $(0.502)       $(0.504)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.242)             $(0.489)         $(0.494)      $(0.499)       $(0.502)       $(0.504)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.890              $ 9.980          $ 9.960       $ 9.520        $ 9.510        $10.070
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           1.55%                5.31%           10.08%         5.62%         (0.67)%         7.95%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 8,217              $ 7,383          $ 5,162       $ 4,757        $ 4,167        $ 1,286
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.69%(5)             0.81%            0.77%         0.84%          0.71%          0.73%
   Expenses after custodian
      fee reduction(4)                    0.69%(5)             0.80%            0.75%         0.83%          0.69%          0.72%
   Net investment income                  5.04%(5)             4.95%            5.11%         5.25%          4.94%          4.93%
Portfolio Turnover of the
   Portfolio                                10%                  23%               9%           14%            24%            13%
----------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 4.94% to 4.95%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      ARKANSAS FUND -- CLASS B
                                  ------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------------
                                  (UNAUDITED)(1)           2002(1)(2)          2001        2000(1)        1999(1)        1998(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.720              $10.690          $10.210       $10.190        $10.800        $10.510
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.227              $ 0.447          $ 0.453       $ 0.454        $ 0.443        $ 0.442
Net realized and unrealized
   gain (loss)                          (0.096)               0.028            0.472         0.011         (0.605)         0.298
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.131              $ 0.475          $ 0.925       $ 0.465        $(0.162)       $ 0.740
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.221)             $(0.445)         $(0.445)      $(0.445)       $(0.448)       $(0.450)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.221)             $(0.445)         $(0.445)      $(0.445)       $(0.448)       $(0.450)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.630              $10.720          $10.690       $10.210        $10.190        $10.800
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           1.30%                4.60%            9.27%         4.75%         (1.60)%         7.19%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $35,445              $35,711          $37,059       $37,340        $46,077        $54,655
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.44%(5)             1.56%            1.52%         1.58%          1.56%          1.53%
   Expenses after custodian
      fee reduction(4)                    1.44%(5)             1.55%            1.50%         1.57%          1.54%          1.52%
   Net investment income                  4.30%(5)             4.24%            4.36%         4.56%          4.17%          4.14%
Portfolio Turnover of the
   Portfolio                                10%                  23%               9%           14%            24%            13%
----------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains per share by $0.001 and increase the ratio of net investment income to average net assets from 4.23% to 4.24%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                     GEORGIA FUND -- CLASS A
                                  ---------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ------------------------------------------------------------------------
                                  (UNAUDITED)              2002(1)(2)          2001(1)        2000        1999(1)        1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.410              $ 9.480            $ 9.020      $ 8.990       $ 9.730      $ 9.500
-------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.249              $ 0.485            $ 0.470      $ 0.479       $ 0.476      $ 0.476
Net realized and unrealized
   gain (loss)                          (0.018)              (0.089)             0.463        0.031        (0.730)       0.245
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.231              $ 0.396            $ 0.933      $ 0.510       $(0.254)     $ 0.721
-------------------------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.231)             $(0.466)           $(0.473)     $(0.480)      $(0.486)     $(0.491)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.231)             $(0.466)           $(0.473)     $(0.480)      $(0.486)     $(0.491)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.410              $ 9.410            $ 9.480      $ 9.020       $ 8.990      $ 9.730
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           2.49%                4.38%             10.65%        6.00%        (2.78)%       7.75%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 4,169              $ 3,425            $ 8,441      $ 7,614       $ 2,554      $ 2,043
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.75%(5)             0.85%              0.80%        0.79%         0.80%        0.83%
   Expenses after custodian
      fee reduction(4)                    0.73%(5)             0.84%              0.77%        0.77%         0.76%        0.82%
   Net investment income                  5.30%(5)             5.24%              5.12%        5.29%         4.97%        4.92%
Portfolio Turnover of the
   Portfolio                                 7%                  18%                 8%          13%           38%          19%
-------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 5.23% to 5.24%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                     GEORGIA FUND -- CLASS B
                                  ---------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ------------------------------------------------------------------------
                                  (UNAUDITED)              2002(1)(2)          2001(1)        2000        1999(1)        1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.050              $10.120            $ 9.630      $ 9.600       $10.380      $10.140
-------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.226              $ 0.439            $ 0.429      $ 0.426       $ 0.433      $ 0.434
Net realized and unrealized
   gain (loss)                          (0.006)              (0.086)             0.493        0.039        (0.771)       0.261
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.220              $ 0.353            $ 0.922      $ 0.465       $(0.338)     $ 0.695
-------------------------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.210)             $(0.423)           $(0.432)     $(0.435)      $(0.442)     $(0.455)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.210)             $(0.423)           $(0.432)     $(0.435)      $(0.442)     $(0.455)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.060              $10.050            $10.120      $ 9.630       $ 9.600      $10.380
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           2.28%                3.64%              9.82%        5.09%        (3.44)%       7.00%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $52,162              $52,400            $55,051      $55,245       $68,432      $84,830
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.50%(5)             1.60%              1.56%        1.58%         1.55%        1.56%
   Expenses after custodian
      fee reduction(4)                    1.48%(5)             1.59%              1.53%        1.56%         1.51%        1.55%
   Net investment income                  4.56%(5)             4.43%              4.38%        4.64%         4.24%        4.22%
Portfolio Turnover of the
   Portfolio                                 7%                  18%                 8%          13%           38%          19%
-------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.42% to 4.43%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      KENTUCKY FUND -- CLASS A
                                  ------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------------
                                  (UNAUDITED)(1)           2002(1)(2)          2001(1)        2000        1999(1)        1998(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.420              $ 9.500            $ 9.160      $ 9.410       $ 9.910        $ 9.680
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.227              $ 0.463            $ 0.446      $ 0.498       $ 0.493        $ 0.497
Net realized and unrealized
   gain (loss)                           0.077               (0.091)             0.378       (0.246)       (0.491)         0.235
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS           $ 0.304              $ 0.372            $ 0.824      $ 0.252       $ 0.002        $ 0.732
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.224)             $(0.452)           $(0.484)     $(0.502)      $(0.502)       $(0.502)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.224)             $(0.452)           $(0.484)     $(0.502)      $(0.502)       $(0.502)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.500              $ 9.420            $ 9.500      $ 9.160       $ 9.410        $ 9.910
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           3.27%                4.09%              9.26%        2.87%        (0.05)%         7.72%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 3,824              $ 3,103            $ 7,645      $ 5,858       $ 1,387        $ 1,303
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.76%(5)             0.80%              0.85%        0.82%         0.83%          0.83%
   Expenses after custodian
      fee reduction(4)                    0.75%(5)             0.79%              0.81%        0.80%         0.81%          0.82%
   Net investment income                  4.87%(5)             4.97%              4.79%        5.40%         5.03%          5.05%
Portfolio Turnover of the
   Portfolio                                 6%                   5%                15%          11%           11%            15%
----------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 4.95% to 4.97%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      KENTUCKY FUND -- CLASS B
                                  ------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------------
                                  (UNAUDITED)(1)           2002(1)(2)          2001(1)        2000        1999(1)        1998(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.160              $10.250            $ 9.870      $10.120       $10.660       $ 10.410
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.208              $ 0.418            $ 0.406      $ 0.451       $ 0.453       $  0.456
Net realized and unrealized
   gain (loss)                           0.075               (0.098)             0.416       (0.241)       (0.533)         0.254
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.283              $ 0.320            $ 0.822      $ 0.210       $(0.080)      $  0.710
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.203)             $(0.410)           $(0.442)     $(0.460)      $(0.460)      $ (0.460)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.203)             $(0.410)           $(0.442)     $(0.460)      $(0.460)      $ (0.460)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.240              $10.160            $10.250      $ 9.870       $10.120       $ 10.660
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           2.89%                3.26%              8.56%        2.21%        (0.84)%         6.97%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $65,895              $66,312            $72,000      $75,590       $96,005       $111,015
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.51%(5)             1.55%              1.59%        1.62%         1.56%          1.57%
   Expenses after custodian
      fee reduction(4)                    1.50%(5)             1.54%              1.55%        1.60%         1.54%          1.56%
   Net investment income                  4.14%(5)             4.17%              4.08%        4.67%         4.30%          4.32%
Portfolio Turnover of the
   Portfolio                                 6%                   5%                15%          11%           11%            15%
----------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized losses per share by $0.002 and increase the ratio of net investment income to average net assets from 4.15% to 4.17%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    LOUISIANA FUND -- CLASS A
                                  ---------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ------------------------------------------------------------------------
                                  (UNAUDITED)              2002(1)(2)          2001(1)        2000(1)        1999        1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.790              $ 9.810            $ 9.240        $ 9.240      $ 9.990     $ 9.750
-------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.248              $ 0.486            $ 0.463        $ 0.472      $ 0.486     $ 0.480
Net realized and unrealized
   gain (loss)                           0.020               (0.047)             0.573          0.001       (0.735)      0.294
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.268              $ 0.439            $ 1.036        $ 0.473      $(0.249)    $ 0.774
-------------------------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.228)             $(0.459)           $(0.466)       $(0.473)     $(0.501)    $(0.534)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.228)             $(0.459)           $(0.466)       $(0.473)     $(0.501)    $(0.534)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.830              $ 9.790            $ 9.810        $ 9.240      $ 9.240     $ 9.990
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           2.76%                4.66%             11.51%          5.43%       (2.73)%      8.13%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 6,056              $ 5,885            $ 5,555        $ 4,566      $ 4,102     $ 4,886
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.72%(5)             0.80%              0.83%          0.73%        0.63%       0.71%
   Expenses after custodian
      fee reduction(4)                    0.72%(5)             0.78%              0.80%          0.69%        0.60%       0.66%
   Net investment income                  5.12%(5)             5.05%              4.88%          5.28%        4.93%       4.79%
Portfolio Turnover of the
   Portfolio                                 6%                  25%                14%            14%          20%         43%
-------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.015, increase net realized and unrealized losses per share by $0.015 and increase the ratio of net investment income to average net assets from 4.90% to 5.05%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    LOUISIANA FUND -- CLASS B
                                  ---------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ------------------------------------------------------------------------
                                  (UNAUDITED)              2002(1)(2)          2001(1)        2000(1)        1999        1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.350              $10.380            $ 9.770        $ 9.760      $10.570     $10.310
-------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.224              $ 0.438            $ 0.414        $ 0.424      $ 0.429     $ 0.436
Net realized and unrealized
   gain (loss)                           0.020               (0.056)             0.615          0.008       (0.790)      0.306
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.244              $ 0.382            $ 1.029        $ 0.432      $(0.361)    $ 0.742
-------------------------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.204)             $(0.412)           $(0.419)       $(0.422)     $(0.449)    $(0.482)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.204)             $(0.412)           $(0.419)       $(0.422)     $(0.449)    $(0.482)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.390              $10.350            $10.380        $ 9.770      $ 9.760     $10.570
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           2.45%                3.82%             10.78%          4.66%       (3.63)%      7.37%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $23,392              $23,393            $23,584        $23,779      $28,542     $31,536
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.47%(5)             1.55%              1.59%          1.55%        1.47%       1.49%
   Expenses after custodian
      fee reduction(4)                    1.47%(5)             1.53%              1.56%          1.51%        1.44%       1.44%
   Net investment income                  4.36%(5)             4.30%              4.14%          4.49%        4.08%       4.18%
Portfolio Turnover of the
   Portfolio                                 6%                  25%                14%            14%          20%         43%
-------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.015, increase net realized and unrealized losses per share by $0.015 and increase the ratio of net investment income to average net assets from 4.15% to 4.30%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      MARYLAND FUND -- CLASS A
                                  ------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------------
                                  (UNAUDITED)              2002(1)(2)          2001        2000(1)        1999(1)        1998(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.700              $ 9.700          $ 9.160       $ 9.230        $10.050        $ 9.810
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.228              $ 0.452          $ 0.462       $ 0.445        $ 0.451        $ 0.476
Net realized and unrealized
   gain (loss)                           0.077               (0.003)(3)        0.511        (0.065)        (0.785)         0.262
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.305              $ 0.449          $ 0.973       $ 0.380        $(0.334)       $ 0.738
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.223)             $(0.449)         $(0.433)      $(0.450)       $(0.486)       $(0.498)
From net realized gain                  (0.002)                  --               --            --             --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.225)             $(0.449)         $(0.433)      $(0.450)       $(0.486)       $(0.498)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.780              $ 9.700          $ 9.700       $ 9.160        $ 9.230        $10.050
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           3.18%                4.80%           10.88%         4.35%         (3.47)%         7.68%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 8,898              $10,820          $ 6,331       $ 3,200        $ 3,574        $ 1,625
Ratios (As a percentage of
   average daily net assets):
   Expenses(5)                            0.75%(6)             0.85%            0.83%         0.73%          0.81%          0.82%
   Expenses after custodian
      fee reduction(5)                    0.75%(6)             0.83%            0.78%         0.71%          0.78%          0.78%
   Net investment income                  4.71%(6)             4.73%            4.99%         4.98%          4.65%          4.76%
Portfolio Turnover of the
   Portfolio                                 3%                  25%              18%            9%            31%            30%
----------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (6)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      MARYLAND FUND -- CLASS B
                                  ------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------------
                                  (UNAUDITED)              2002(1)(2)          2001        2000(1)        1999(1)        1998(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.580              $10.580          $10.000       $10.080        $10.980       $ 10.710
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.207              $ 0.419          $ 0.431       $ 0.401        $ 0.425       $  0.441
Net realized and unrealized
   gain (loss)                           0.079               (0.007)(3)        0.546        (0.067)        (0.874)         0.291
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.286              $ 0.412          $ 0.977       $ 0.334        $(0.449)      $  0.732
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.204)             $(0.412)         $(0.397)      $(0.414)       $(0.451)      $ (0.462)
From net realized gain                  (0.002)                  --               --            --             --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.206)             $(0.412)         $(0.397)      $(0.414)       $(0.451)      $ (0.462)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.660              $10.580          $10.580       $10.000        $10.080       $ 10.980
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                           2.80%                4.02%            9.98%         3.50%         (4.25)%         6.98%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $74,839              $74,435          $75,790       $78,272        $91,321       $103,307
Ratios (As a percentage of
   average daily net assets):
   Expenses(5)                            1.50%(6)             1.60%            1.57%         1.60%          1.58%          1.56%
   Expenses after custodian
      fee reduction(5)                    1.50%(6)             1.58%            1.52%         1.58%          1.55%          1.52%
   Net investment income                  3.97%(6)             4.02%            4.21%         4.11%          3.98%          4.05%
Portfolio Turnover of the
   Portfolio                                 3%                  25%              18%            9%            31%            30%
----------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (6)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 MISSOURI FUND -- CLASS A
                                  ---------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                           YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ------------------------------------------------------------------
                                  (UNAUDITED)(1)           2002(1)(2)          2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.090              $10.130          $ 9.550     $ 9.630     $10.270     $ 9.930
-------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.256              $ 0.520          $ 0.520     $ 0.520     $ 0.495     $ 0.503
Net realized and unrealized
   gain (loss)                           0.030               (0.043)           0.561      (0.103)     (0.638)      0.334
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.286              $ 0.477          $ 1.081     $ 0.417     $(0.143)    $ 0.837
-------------------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.256)             $(0.517)         $(0.501)    $(0.497)    $(0.497)    $(0.497)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.256)             $(0.517)         $(0.501)    $(0.497)    $(0.497)    $(0.497)
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.120              $10.090          $10.130     $ 9.550     $ 9.630     $10.270
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           2.88%                4.92%           11.65%       4.60%      (1.52)%      8.61%
-------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 7,134              $ 6,301          $ 4,378     $ 4,132     $ 4,692     $ 2,665
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.78%(5)             0.80%            0.82%       0.81%       0.72%       0.79%
   Expenses after custodian
      fee reduction(4)                    0.77%(5)             0.79%            0.80%       0.80%       0.70%       0.77%
   Net investment income                  5.14%(5)             5.24%            5.34%       5.54%       5.10%       5.00%
Portfolio Turnover of the
   Portfolio                                11%                   8%               8%          8%         21%         11%
-------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 5.23% to 5.24%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                 MISSOURI FUND -- CLASS B
                                  ---------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                           YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ------------------------------------------------------------------
                                  (UNAUDITED)(1)           2002(1)(2)          2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $11.140              $11.190          $10.550     $10.650     $11.380     $11.010
-------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.242              $ 0.494          $ 0.493     $ 0.486     $ 0.471     $ 0.477
Net realized and unrealized
   gain (loss)                           0.041               (0.053)           0.622      (0.121)     (0.736)      0.364
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.283              $ 0.441          $ 1.115     $ 0.365     $(0.265)    $ 0.841
-------------------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.243)             $(0.491)         $(0.475)    $(0.465)    $(0.465)    $(0.471)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.243)             $(0.491)         $(0.475)    $(0.465)    $(0.465)    $(0.471)
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $11.180              $11.140          $11.190     $10.550     $10.650     $11.380
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           2.65%                4.09%           10.84%       3.62%      (2.46)%      7.81%
-------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $52,127              $52,305          $53,027     $54,531     $63,470     $71,586
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.53%(5)             1.55%            1.57%       1.62%       1.56%       1.56%
   Expenses after custodian
      fee reduction(4)                    1.52%(5)             1.54%            1.55%       1.61%       1.54%       1.54%
   Net investment income                  4.40%(5)             4.50%            4.54%       4.69%       4.19%       4.25%
Portfolio Turnover of the
   Portfolio                                11%                   8%               8%          8%         21%         11%
-------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.49% to 4.50%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             NORTH CAROLINA FUND -- CLASS A
                                     -------------------------------------------------------------------------------
                                     SIX MONTHS ENDED                       YEAR ENDED AUGUST 31,
                                     FEBRUARY 28, 2003    ----------------------------------------------------------
                                     (UNAUDITED)          2002(1)(2)    2001(1)     2000(1)     1999(1)     1998(1)
--------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of
   period                                 $ 9.600          $ 9.670      $ 9.260     $ 9.260     $ 9.880     $ 9.610
--------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------
Net investment income                     $ 0.228          $ 0.467      $ 0.477     $ 0.481     $ 0.483     $ 0.490
Net realized and unrealized gain
   (loss)                                  (0.074)          (0.085)       0.403       0.003      (0.616)      0.282
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS       $ 0.154          $ 0.382      $ 0.880     $ 0.484     $(0.133)    $ 0.772
--------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------
From net investment income                $(0.224)         $(0.452)     $(0.470)    $(0.484)    $(0.487)    $(0.502)
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       $(0.224)         $(0.452)     $(0.470)    $(0.484)    $(0.487)    $(0.502)
--------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD          $ 9.530          $ 9.600      $ 9.670     $ 9.260     $ 9.260     $ 9.880
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                              1.63%            4.12%        9.77%       5.51%      (1.46)%      8.22%
--------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's
   omitted)                               $ 9,869          $ 9,036      $ 7,917     $12,696     $12,697     $12,967
Ratios (As a percentage of average
   daily net assets):
   Expenses(4)                               0.77%(5)         0.83%        0.84%       0.85%       0.79%       0.83%
   Expenses after custodian fee
      reduction(4)                           0.76%(5)         0.83%        0.81%       0.82%       0.78%       0.80%
   Net investment income                     4.86%(5)         4.93%        5.09%       5.34%       4.97%       5.03%
Portfolio Turnover of the Portfolio             9%              21%          28%         17%          3%         26%
--------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.92% to 4.93%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                              NORTH CAROLINA FUND -- CLASS B
                                     ---------------------------------------------------------------------------------
                                     SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                     FEBRUARY 28, 2003    ------------------------------------------------------------
                                     (UNAUDITED)          2002(1)(2)    2001(1)     2000(1)      1999(1)      1998(1)
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of
   period                                 $10.310          $10.390      $ 9.970     $ 9.960     $ 10.630     $ 10.340
----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                     $ 0.209          $ 0.427      $ 0.431     $ 0.449     $  0.438     $  0.447
Net realized and unrealized gain
   (loss)                                  (0.077)          (0.099)       0.423       0.006       (0.662)       0.303
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS       $ 0.132          $ 0.328      $ 0.854     $ 0.455     $ (0.224)    $  0.750
----------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------
From net investment income                $(0.202)         $(0.408)     $(0.434)    $(0.445)    $ (0.446)    $ (0.460)
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       $(0.202)         $(0.408)     $(0.434)    $(0.445)    $ (0.446)    $ (0.460)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD          $10.240          $10.310      $10.390     $ 9.970     $  9.960     $ 10.630
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                              1.36%            3.29%        8.78%       4.79%       (2.24)%       7.42%
----------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's
   omitted)                               $83,972          $86,449      $92,747     $97,244     $116,110     $139,325
Ratios (As a percentage of average
   daily net assets):
   Expenses(4)                               1.52%(5)         1.58%        1.59%       1.57%        1.58%        1.58%
   Expenses after custodian fee
      reduction(4)                           1.51%(5)         1.58%        1.56%       1.54%        1.57%        1.55%
   Net investment income                     4.12%(5)         4.20%        4.26%       4.63%        4.19%        4.26%
Portfolio Turnover of the Portfolio             9%              21%          28%         17%           3%          26%
----------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.19% to 4.20%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                       OREGON FUND -- CLASS A
                                  ------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------------
                                  (UNAUDITED)(1)           2002(1)(2)          2001        2000(1)        1999(1)        1998(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.690              $ 9.720          $ 9.370       $ 9.380        $ 9.870        $ 9.600
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.248              $ 0.489          $ 0.484       $ 0.490        $ 0.489        $ 0.483
Net realized and unrealized
   gain (loss)                          (0.166)              (0.031)           0.354        (0.012)        (0.491)         0.275
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.082              $ 0.458          $ 0.838       $ 0.478        $(0.002)       $ 0.758
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.242)             $(0.488)         $(0.488)      $(0.488)       $(0.488)       $(0.488)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.242)             $(0.488)         $(0.488)      $(0.488)       $(0.488)       $(0.488)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.530              $ 9.690          $ 9.720       $ 9.370        $ 9.380        $ 9.870
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           0.87%                4.90%            9.20%         5.39%         (0.11)%         8.08%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 8,517              $ 7,638          $ 5,367       $ 3,459        $ 2,658        $   914
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.77%(5)             0.81%            0.83%         0.75%          0.71%          0.78%
   Expenses after custodian
      fee reduction(4)                    0.76%(5)             0.80%            0.82%         0.74%          0.70%          0.78%
   Net investment income                  5.23%(5)             5.11%            5.09%         5.38%          5.02%          4.95%
Portfolio Turnover of the
   Portfolio                                 6%                  21%              13%           25%            35%             9%
----------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003 and increase the ratio of net investment income to average net assets from 5.08% to 5.11%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                       OREGON FUND -- CLASS B
                                  ------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------------
                                  (UNAUDITED)(1)           2002(1)(2)          2001        2000(1)        1999(1)        1998(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.600              $10.630          $10.250       $10.260        $10.800       $ 10.510
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.232              $ 0.459          $ 0.452       $ 0.452        $ 0.449       $  0.450
Net realized and unrealized
   gain (loss)                          (0.185)              (0.035)           0.380        (0.010)        (0.537)         0.292
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.047              $ 0.424          $ 0.832       $ 0.442        $(0.088)      $  0.742
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.227)             $(0.454)         $(0.452)      $(0.452)       $(0.452)      $ (0.452)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.227)             $(0.454)         $(0.452)      $(0.452)       $(0.452)      $ (0.452)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.420              $10.600          $10.630       $10.250        $10.260       $ 10.800
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           0.52%                4.13%            8.32%         4.52%         (0.92)%         7.22%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $75,818              $75,861          $78,458       $79,756        $91,295       $102,571
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.52%(5)             1.56%            1.58%         1.60%          1.57%          1.56%
   Expenses after custodian
      fee reduction(4)                    1.51%(5)             1.55%            1.57%         1.59%          1.56%          1.56%
   Net investment income                  4.48%(5)             4.39%            4.37%         4.56%          4.19%          4.22%
Portfolio Turnover of the
   Portfolio                                 6%                  21%              13%           25%            35%             9%
----------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003 and increase the ratio of net investment income to average net assets from 4.36% to 4.39%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                SOUTH CAROLINA FUND -- CLASS A
                                  ------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                             YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------
                                  (UNAUDITED)(1)           2002(1)(2)          2001(1)        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.660              $ 9.710            $ 9.200      $ 9.320     $10.090     $ 9.760
----------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.245              $ 0.483            $ 0.483      $ 0.502     $ 0.490     $ 0.495
Net realized and unrealized
   gain (loss)                          (0.034)              (0.052)             0.520       (0.123)     (0.767)      0.328
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.211              $ 0.431            $ 1.003      $ 0.379     $(0.277)    $ 0.823
----------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.241)             $(0.481)           $(0.493)     $(0.499)    $(0.493)    $(0.493)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.241)             $(0.481)           $(0.493)     $(0.499)    $(0.493)    $(0.493)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.630              $ 9.660            $ 9.710      $ 9.200     $ 9.320     $10.090
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           2.21%                4.61%             11.24%        4.30%      (2.91)%      8.62%
----------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 8,408              $ 8,907            $ 4,236      $ 1,553     $ 1,757     $ 1,316
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.70%(5)             0.80%              0.75%        0.70%       0.78%       0.77%
   Expenses after custodian
      fee reduction(4)                    0.70%(5)             0.78%              0.70%        0.68%       0.75%       0.76%
   Net investment income                  5.13%(5)             5.05%              5.14%        5.54%       4.98%       5.03%
Portfolio Turnover of the
   Portfolio                                 7%                  15%                21%          12%         26%         21%
----------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003 and increase the ratio of net investment income to average net assets from 5.02% to 5.05%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                SOUTH CAROLINA FUND -- CLASS B
                                  ------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                             YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------
                                  (UNAUDITED)(1)           2002(1)(2)          2001(1)        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.250              $10.300            $ 9.760      $ 9.900     $10.720     $10.380
----------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.222              $ 0.441            $ 0.445      $ 0.446     $ 0.448     $ 0.455
Net realized and unrealized
   gain (loss)                          (0.044)              (0.057)             0.542       (0.134)     (0.820)      0.352
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.178              $ 0.384            $ 0.987      $ 0.312     $(0.372)    $ 0.807
----------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.218)             $(0.434)           $(0.447)     $(0.452)    $(0.448)    $(0.467)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.218)             $(0.434)           $(0.447)     $(0.452)    $(0.448)    $(0.467)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.210              $10.250            $10.300      $ 9.760     $ 9.900     $10.720
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           1.83%                3.87%             10.39%        3.32%      (3.63)%      7.96%
----------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $40,538              $37,935            $35,378      $33,452     $42,600     $48,562
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.45%(5)             1.56%              1.49%        1.59%       1.51%       1.52%
   Expenses after custodian
      fee reduction(4)                    1.45%(5)             1.54%              1.44%        1.57%       1.48%       1.51%
   Net investment income                  4.39%(5)             4.35%              4.84%        4.65%       4.26%       4.30%
Portfolio Turnover of the
   Portfolio                                 7%                  15%                21%          12%         26%         21%
----------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized losses per share by $0.003 and increase the ratio of net investment income to average net assets from 4.32% to 4.35%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    TENNESSEE FUND -- CLASS A
                                  ---------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ------------------------------------------------------------------------
                                  (UNAUDITED)              2002(1)(2)          2001        2000(1)        1999        1998(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.910              $ 9.920          $ 9.480       $ 9.460      $ 9.980       $ 9.740
-------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.238              $ 0.479          $ 0.484       $ 0.482      $ 0.489       $ 0.491
Net realized and unrealized
   gain (loss)                           0.069               (0.011)           0.434         0.020       (0.519)        0.257
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.307              $ 0.468          $ 0.918       $ 0.502      $(0.030)      $ 0.748
-------------------------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.237)             $(0.478)         $(0.478)      $(0.482)     $(0.490)      $(0.508)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.237)             $(0.478)         $(0.478)      $(0.482)     $(0.490)      $(0.508)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.980              $ 9.910          $ 9.920       $ 9.480      $ 9.460       $ 9.980
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           3.14%                4.91%            9.94%         5.57%       (0.39)%        7.85%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 7,464              $ 6,672          $ 4,654       $ 3,557      $ 2,870       $ 3,413
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.72%(5)             0.76%            0.76%         0.83%        0.70%         0.67%
   Expenses after custodian
      fee reduction(4)                    0.70%(5)             0.74%            0.72%         0.81%        0.69%         0.65%
   Net investment income                  4.85%(5)             4.91%            5.03%         5.23%        4.96%         4.94%
Portfolio Turnover of the
   Portfolio                                 7%                  19%              11%            9%          13%           21%
-------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net asets by less than 0.01%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                    TENNESSEE FUND -- CLASS B
                                  ---------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                              YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ------------------------------------------------------------------------
                                  (UNAUDITED)              2002(1)(2)          2001        2000(1)        1999        1998(1)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.800              $10.800          $10.320       $10.280      $10.840       $10.580
-------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.219              $ 0.444          $ 0.451       $ 0.452      $ 0.446       $ 0.444
Net realized and unrealized
   gain (loss)                           0.069               (0.004)           0.466         0.023       (0.564)        0.266
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.288              $ 0.440          $ 0.917       $ 0.475      $(0.118)      $ 0.710
-------------------------------------------------------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.218)             $(0.440)         $(0.437)      $(0.435)     $(0.442)      $(0.450)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.218)             $(0.440)         $(0.437)      $(0.435)     $(0.442)      $(0.450)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $10.870              $10.800          $10.800       $10.320      $10.280       $10.840
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           2.77%                4.22%            9.09%         4.82%       (1.19)%        6.86%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $41,133              $41,087          $42,550       $41,372      $46,389       $50,090
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.47%(5)             1.51%            1.51%         1.57%        1.51%         1.52%
   Expenses after custodian
      fee reduction(4)                    1.45%(5)             1.49%            1.47%         1.55%        1.50%         1.50%
   Net investment income                  4.10%(5)             4.19%            4.30%         4.50%        4.15%         4.14%
Portfolio Turnover of the
   Portfolio                                 7%                  19%              11%            9%          13%           21%
-------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net asets by less than 0.01%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      VIRGINIA FUND -- CLASS A
                                  ------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------------------
                                  (UNAUDITED)(1)           2002(1)(2)          2001(1)        2000(1)        1999        1998(1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $ 9.600              $ 9.700            $ 9.220        $ 9.300      $ 9.870       $ 9.620
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                  $ 0.236              $ 0.475            $ 0.464        $ 0.481      $ 0.503       $ 0.483
Net realized and unrealized
   gain (loss)                          (0.020)              (0.119)             0.492         (0.072)      (0.582)        0.277
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                          $ 0.216              $ 0.356            $ 0.956        $ 0.409      $(0.079)      $ 0.760
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income             $(0.226)             $(0.456)           $(0.476)       $(0.489)     $(0.491)      $(0.510)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.226)             $(0.456)           $(0.476)       $(0.489)     $(0.491)      $(0.510)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.590              $ 9.600            $ 9.700        $ 9.220      $ 9.300       $ 9.870
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           2.28%                3.82%             10.66%          4.66%       (0.90)%        8.08%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $ 9,097              $ 8,357            $ 7,164        $ 3,632      $ 3,528       $ 2,117
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            0.79%(5)             0.82%              0.84%          0.81%        0.73%         0.85%
   Expenses after custodian
      fee reduction(4)                    0.79%(5)             0.82%              0.82%          0.80%        0.71%         0.83%
   Net investment income                  4.98%(5)             4.99%              4.89%          5.34%        5.00%         4.92%
Portfolio Turnover of the
   Portfolio                                 9%                  33%                39%            23%          17%            8%
----------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.98% to 4.99%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      VIRGINIA FUND -- CLASS B
                                  -------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                                YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ----------------------------------------------------------------------------
                                  (UNAUDITED)(1)           2002(1)(2)          2001(1)        2000(1)        1999         1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                          $ 10.630              $ 10.730          $ 10.200       $ 10.290      $ 10.930      $ 10.630
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                 $  0.222              $  0.448          $  0.435       $  0.456      $  0.450      $  0.454
Net realized and unrealized
   gain (loss)                          (0.032)               (0.124)            0.545         (0.083)       (0.629)        0.312
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                         $  0.190              $  0.324          $  0.980       $  0.373      $ (0.179)     $  0.766
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income            $ (0.210)             $ (0.424)         $ (0.450)      $ (0.463)     $ (0.461)     $ (0.466)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   $ (0.210)             $ (0.424)         $ (0.450)      $ (0.463)     $ (0.461)     $ (0.466)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                             $ 10.610              $ 10.630          $ 10.730       $ 10.200      $ 10.290      $ 10.930
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                           1.88%                 3.14%             9.86%          3.80%        (1.75)%        7.37%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                    $109,732              $110,881          $114,367       $111,662      $133,522      $148,902
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                            1.54%(5)              1.57%             1.60%          1.60%         1.58%         1.59%
   Expenses after custodian
      fee reduction(4)                    1.54%(5)              1.57%             1.58%          1.59%         1.56%         1.57%
   Net investment income                  4.24%(5)              4.25%             4.19%          4.57%         4.19%         4.21%
Portfolio Turnover of the
   Portfolio                                 9%                   33%               39%            23%           17%            8%
-----------------------------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized losses per share by $0.001 and increase the ratio of net investment income to average net assets from 4.24% to 4.25%. Per share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-eight Funds, twelve of which, each diversified, are included in these financial statements. They include Eaton Vance Alabama Municipals Fund (Alabama Fund), Eaton Vance Arkansas Municipals Fund (Arkansas Fund), Eaton Vance Georgia Municipals Fund (Georgia Fund), Eaton Vance Kentucky Municipals Fund (Kentucky Fund), Eaton Vance Louisiana Municipals Fund (Louisiana Fund), Eaton Vance Maryland Municipals Fund (Maryland Fund), Eaton Vance Missouri Municipals Fund (Missouri Fund), Eaton Vance North Carolina Municipals Fund (North Carolina Fund), Eaton Vance Oregon Municipals Fund (Oregon Fund), Eaton Vance South Carolina Municipals Fund (South Carolina Fund), Eaton Vance Tennessee Municipals Fund (Tennessee Fund) and Eaton Vance Virginia Municipals Fund (Virginia Fund), (collectively, the Funds). The Funds offer two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see
   Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Alabama Fund invests its assets in the Alabama Municipals Portfolio, the Arkansas Fund invests its assets in the Arkansas Municipals Portfolio, the Georgia Fund invests its assets in the Georgia Municipals Portfolio, the Kentucky Fund invests its assets in the Kentucky Municipals Portfolio, the Louisiana Fund invests its assets in the Louisiana Municipals Portfolio, the Maryland Fund invests its assets in the Maryland Municipals Portfolio, the Missouri Fund invests its assets in the Missouri Municipals Portfolio, the North Carolina Fund invests its assets in the North Carolina Municipals Portfolio, the Oregon Fund invests its assets in the Oregon Municipals Portfolio, the South Carolina Fund invests its assets in the South Carolina Municipals Portfolio, the Tennessee Fund invests its assets in the Tennessee Municipals Portfolio and the Virginia Fund invests its assets in the Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 99.9% at February 28, 2003 for each Fund). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

 C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2002, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. A portion of such capital loss carryovers were acquired through a

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   Fund reorganization and may be subject to certain limitations. The amounts and expiration dates of the capital loss carryovers are as follows:

    FUND                                      AMOUNT      EXPIRES
    ---------------------------------------------------------------------
    Alabama                                   $  136,447  August 31, 2010
                                                 272,583  August 31, 2008
                                                  94,556  August 31, 2005
                                                 988,165  August 31, 2004
                                                  67,642  August 31, 2003
    Arkansas                                     336,826  August 31, 2009
                                                 251,575  August 31, 2005
                                                 738,536  August 31, 2004
    Georgia                                      223,748  August 31, 2009
                                                  41,652  August 31, 2008
                                               5,072,486  August 31, 2004
    Kentucky                                     134,770  August 31, 2010
                                                 233,391  August 31, 2005
                                               1,135,586  August 31, 2004
    Louisiana                                    183,393  August 31, 2010
                                                 159,254  August 31, 2009
                                                 527,106  August 31, 2008
                                                 250,387  August 31, 2005
                                               1,598,606  August 31, 2004
    Missouri                                     475,094  August 31, 2010
                                                 113,141  August 31, 2005
                                                 437,914  August 31, 2004
    North Carolina                                73,745  August 31, 2005
                                               7,068,435  August 31, 2004
    Oregon                                        87,267  August 31, 2009
                                                 147,651  August 31, 2008
                                                 924,680  August 31, 2005
                                               1,443,769  August 31, 2004
    South Carolina                               347,930  August 31, 2010
                                                 155,263  August 31, 2008
                                                  25,336  August 31, 2007
                                                 183,416  August 31, 2005
                                               2,881,146  August 31, 2004
                                                 209,177  August 31, 2003
    Tennessee                                    246,996  August 31, 2005
                                               1,044,884  August 31, 2004
    Virginia                                     730,517  August 31, 2010
                                                 168,858  August 31, 2009
                                               3,971,283  August 31, 2004

   Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

   Additionally, at August 31, 2002, Alabama Fund, Kentucky Fund, Maryland Fund, South Carolina Fund and Tennessee Fund had net capital losses of $540,602, $53,373, $108,886, $151,003, and $51,464 respectively, attributable to security transactions incurred after October 31, 2001. These are treated as arising on the first day of each of the Fund's taxable year ending
   August 31, 2003.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of operating expenses on the Statements of Operations.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

 G Interim Financial Statements -- The interim financial statements relating to
   February 28, 2003 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Funds' management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders
-------------------------------------------
   The net income of each Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

                                                          ALABAMA FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               153,223             234,068
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          7,790              15,336
    Redemptions                                         (34,254)            (86,396)
    -------------------------------------------------------------------------------
    NET INCREASE                                        126,759             163,008
    -------------------------------------------------------------------------------
                                                          ALABAMA FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               242,115             429,657
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         46,665              91,347
    Redemptions                                        (288,565)           (626,535)
    -------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                                 215            (105,531)
    -------------------------------------------------------------------------------
                                                          ARKANSAS FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               111,968             222,575
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          5,198               6,995
    Redemptions                                         (26,132)             (8,238)
    -------------------------------------------------------------------------------
    NET INCREASE                                         91,034             221,332
    -------------------------------------------------------------------------------

                                                          ARKANSAS FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                                98,517             213,362
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         38,754              78,170
    Redemptions                                        (132,114)           (426,348)
    -------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                               5,157            (134,816)
    -------------------------------------------------------------------------------

                                                          GEORGIA FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               103,132              75,966
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          3,139               7,361
    Redemptions                                         (27,264)           (610,162)
    -------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                              79,007            (526,835)
    -------------------------------------------------------------------------------

                                                          GEORGIA FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               260,648             365,347
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         44,652              92,460
    Redemptions                                        (332,526)           (682,807)
    -------------------------------------------------------------------------------
    NET DECREASE                                        (27,226)           (225,000)
    -------------------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

                                                          KENTUCKY FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                                94,732              76,446
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          2,760              16,125
    Redemptions                                         (24,177)           (568,066)
    -------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                              73,315            (475,495)
    -------------------------------------------------------------------------------

                                                          KENTUCKY FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               233,042             343,130
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         59,267             121,556
    Redemptions                                        (384,970)           (966,926)
    -------------------------------------------------------------------------------
    NET DECREASE                                        (92,661)           (502,240)
    -------------------------------------------------------------------------------

                                                         LOUISIANA FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                                35,244              79,121
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          8,273              18,308
    Redemptions                                         (28,471)            (62,401)
    -------------------------------------------------------------------------------
    NET INCREASE                                         15,046              35,028
    -------------------------------------------------------------------------------

                                                         LOUISIANA FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                                74,664             244,890
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         13,616              27,540
    Redemptions                                         (96,756)           (284,857)
    -------------------------------------------------------------------------------
    NET DECREASE                                         (8,476)            (12,427)
    -------------------------------------------------------------------------------

                                                          MARYLAND FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               254,668             619,046
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          9,933              13,952
    Redemptions                                        (469,840)           (170,429)
    -------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                            (205,239)            462,569
    -------------------------------------------------------------------------------

                                                          MARYLAND FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               293,454             670,404
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         65,072             127,966
    Redemptions                                        (373,020)           (927,894)
    -------------------------------------------------------------------------------
    NET DECREASE                                        (14,494)           (129,524)
    -------------------------------------------------------------------------------

                                                          MISSOURI FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               130,534             219,267
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         10,441              13,046
    Redemptions                                         (61,040)            (39,918)
    -------------------------------------------------------------------------------
    NET INCREASE                                         79,935             192,395
    -------------------------------------------------------------------------------

                                                          MISSOURI FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               204,080             393,862
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         51,120             103,405
    Redemptions                                        (287,746)           (542,621)
    -------------------------------------------------------------------------------
    NET DECREASE                                        (32,546)            (45,354)
    -------------------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

                                                       NORTH CAROLINA FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               136,493             323,732
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         10,413              16,955
    Redemptions                                         (52,431)           (217,716)
    -------------------------------------------------------------------------------
    NET INCREASE                                         94,475             122,971
    -------------------------------------------------------------------------------

                                                       NORTH CAROLINA FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               280,857             433,979
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         77,809             158,366
    Redemptions                                        (543,762)         (1,129,106)
    -------------------------------------------------------------------------------
    NET DECREASE                                       (185,096)           (536,761)
    -------------------------------------------------------------------------------

                                                           OREGON FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               176,745             360,572
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         10,387              15,437
    Redemptions                                         (81,655)           (139,900)
    -------------------------------------------------------------------------------
    NET INCREASE                                        105,477             236,109
    -------------------------------------------------------------------------------

                                                           OREGON FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               418,741             546,349
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         85,637             163,891
    Redemptions                                        (387,735)           (933,825)
    -------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                             116,643            (223,585)
    -------------------------------------------------------------------------------

                                                       SOUTH CAROLINA FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               113,075             521,631
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          8,085              16,232
    Redemptions                                        (169,836)            (52,315)
    -------------------------------------------------------------------------------
    NET INCREASE (DECREASE)                             (48,676)            485,548
    -------------------------------------------------------------------------------

                                                       SOUTH CAROLINA FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               373,415             565,170
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         31,970              56,392
    Redemptions                                        (136,630)           (354,167)
    -------------------------------------------------------------------------------
    NET INCREASE                                        268,755             267,395
    -------------------------------------------------------------------------------

                                                         TENNESSEE FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               180,567             240,116
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          9,227              13,912
    Redemptions                                        (114,961)            (50,141)
    -------------------------------------------------------------------------------
    NET INCREASE                                         74,833             203,887
    -------------------------------------------------------------------------------

                                                         TENNESSEE FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               185,175             310,586
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         37,342              74,453
    Redemptions                                        (243,384)           (518,358)
    -------------------------------------------------------------------------------
    NET DECREASE                                        (20,867)           (133,319)
    -------------------------------------------------------------------------------

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

                                                          VIRGINIA FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS A                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                                96,760             186,948
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                          8,537              17,589
    Redemptions                                         (26,561)            (72,973)
    -------------------------------------------------------------------------------
    NET INCREASE                                         78,736             131,564
    -------------------------------------------------------------------------------

                                                          VIRGINIA FUND
                                              -------------------------------------
                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 2003  YEAR ENDED
    CLASS B                                   (UNAUDITED)        AUGUST 31, 2002
    -------------------------------------------------------------------------------
    Sales                                               322,823             801,250
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                        103,514             202,287
    Redemptions                                        (518,267)         (1,227,458)
    -------------------------------------------------------------------------------
    NET DECREASE                                        (91,930)           (223,921)
    -------------------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Funds and of the Portfolios are officers of the above organizations. Except for Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Funds and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the six months ended February 28, 2003, no significant amounts have been earned. The Funds were informed that Eaton Vance
   Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $3,428, $1,766, $1,156, $1,901, $816, $3,373, $1,108,
   $1,206, $3,713, $1,011, $2,286 and $1,041 from the Alabama Fund, Arkansas
   Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively, as its portion of the sales charge on sales of Class A shares for the six months ended February 28, 2003.

5 Distribution and Service Plans
-------------------------------------------
   Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A (Class A Plans) (collectively, the Plans). The Plans requires the Class B shares to pay EVD, amounts equal to 1/365 of 0.75% of each Fund's daily net assets attributable to Class B for providing ongoing distribution services and facilities to the respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD by Class B. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund's Class B shares and, accordingly, reduces each Fund's Class B net assets. For the six months ended February 28, 2003, the Class B shares of the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid $207,630, $132,003, $191,989, $242,801, $86,932, $277,085, $194,355, $315,164,
   $281,807, $144,674, $152,381 and $408,404, respectively, to EVD, representing
   0.75% (annualized) of each Fund's Class B average daily net assets. At February 28, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund were approximately $1,542,000, $1,162,000, $1,738,000, $1,532,000,
   $861,000, $3,288,000, $833,000, $2,103,000, $2,050,000, $1,413,000, $941,000
   and $2,057,000, respectively.

   The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.20% of each Fund's average daily net assets for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and investment dealers are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. For the six months ended February 28, 2003, Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   paid or accrued service fees to or payable to EVD in the amount of $8,559, $7,677, $3,796, $3,377, $5,886, $10,522, $6,590, $9,081, $8,263, $8,391,
   $7,542 and $8,401, respectively, for Class A shares, and $55,368, $35,201, $51,197, $64,747, $23,182, $73,889, $51,828, $84,044, $75,149, $38,580,
   $40,635 and $108,908, respectively, for Class B shares. Certain officers and Trustees of the Funds are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $25,000, $8,000, $14,000, $29,000, $8,000, $23,000, $10,000,
   $14,000, $25,000, $10,000, $32,000 and $25,000 of CDSC paid by Class B shareholders of Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively, for the six months ended February 28, 2003.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended February 28, 2003 were as follows:

    ALABAMA FUND
    ----------------------------------------------------
    Increases                                 $4,161,783
    Decreases                                  4,548,445

    ARKANSAS FUND
    ----------------------------------------------------
    Increases                                 $2,131,711
    Decreases                                  2,258,624

    GEORGIA FUND
    ----------------------------------------------------
    Increases                                 $3,589,929
    Decreases                                  4,929,123

    KENTUCKY FUND
    ----------------------------------------------------
    Increases                                 $3,336,421
    Decreases                                  5,292,428

    LOUISIANA FUND
    ----------------------------------------------------
    Increases                                 $1,074,385
    Decreases                                  1,846,999

    MARYLAND FUND
    ----------------------------------------------------
    Increases                                 $5,645,322
    Decreases                                  9,758,812

    MISSOURI FUND
    ----------------------------------------------------
    Increases                                 $3,609,718
    Decreases                                  4,799,484

    NORTH CAROLINA FUND
    ----------------------------------------------------
    Increases                                 $4,276,586
    Decreases                                  7,601,157

    OREGON FUND
    ----------------------------------------------------
    Increases                                 $5,928,682
    Decreases                                  6,145,122

    SOUTH CAROLINA FUND
    ----------------------------------------------------
    Increases                                 $4,643,972
    Decreases                                  3,884,105

    TENNESSEE FUND
    ----------------------------------------------------
    Increases                                 $3,778,977
    Decreases                                  4,054,676

    VIRGINIA FUND
    ----------------------------------------------------
    Increases                                 $4,244,087
    Decreases                                  7,605,558

ALABAMA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.3%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Education -- 2.3%
-----------------------------------------------------------------------
    $1,500        Birmingham-Southern College Building      $ 1,512,060
                  Authority, 5.35%, 12/1/19
-----------------------------------------------------------------------
                                                            $ 1,512,060
-----------------------------------------------------------------------
Electric Utilities -- 0.1%
-----------------------------------------------------------------------
    $  100        Tennessee Valley, Exhibit Commission,     $   102,872
                  6.70%, 6/1/10
-----------------------------------------------------------------------
                                                            $   102,872
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 17.4%
-----------------------------------------------------------------------
    $1,000        Huntsville, Health Care Facilities,       $ 1,087,600
                  (MBIA), Prerefunded to 6/1/04,
                  6.50%, 6/1/13
       500        Madison, Warrants, (MBIA), Prerefunded        532,730
                  to 2/1/04, 6.00%, 2/1/24
     1,750        Marshall County, Healthcare Authority,      1,960,770
                  (Boaz-Albertville Medical Center),
                  Prerefunded to 1/1/05, 7.00%, 1/1/20
     4,000        Scottsboro, Water, Sewer and Gas,           4,350,400
                  (AMBAC), Prerefunded to 6/1/04,
                  6.50%, 12/1/14
     2,000        Tallassee IDB, (United Technologies),       2,329,460
                  Prerefunded to 8/1/06, 6.10%, 8/1/14
     1,000        West Morgan-East Lawrence, Water            1,103,120
                  Authority, (FSA), Prerefunded to
                  8/15/04, 6.85%, 8/15/25
-----------------------------------------------------------------------
                                                            $11,364,080
-----------------------------------------------------------------------
General Obligations -- 2.3%
-----------------------------------------------------------------------
    $1,125        Huntsville, 5.25%, 5/1/31                 $ 1,172,767
       550        Puerto Rico, 0.00%, 7/1/15                    327,305
-----------------------------------------------------------------------
                                                            $ 1,500,072
-----------------------------------------------------------------------
Hospital -- 8.4%
-----------------------------------------------------------------------
    $1,250        Alexander City, (Russell Hospital),       $ 1,178,612
                  6.00%, 12/1/22
     1,000        Cullman Medical Clinic Board, (Cullman      1,002,080
                  Regional Medical Center),
                  6.50%, 2/15/23
     1,250        Huntsville, Health Care Authority,          1,276,412
                  5.75%, 6/1/31
     1,000        Marshall County, Health Care Authority,     1,025,220
                  5.75%, 1/1/32
       955        Oneonta Eastern Healthcare Facility         1,050,787
                  Financing Authority, 7.75%, 7/1/21
-----------------------------------------------------------------------
                                                            $ 5,533,111
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Industrial Development Revenue -- 3.9%
-----------------------------------------------------------------------
    $1,000        Courtland, Solid Waste Disposal,          $ 1,055,380
                  (Champion International Corp.), (AMT),
                  6.70%, 11/1/29
       750        Phenix County, Industrial Development         729,083
                  Board Environmental Improvements,
                  6.10%, 5/15/30
     1,180        Puerto Rico Port Authority, (American         277,300
                  Airlines), (AMT), 6.25%, 6/1/26
       500        Selma, Solid Waste Disposal,                  503,475
                  (International Paper), (AMT),
                  6.00%, 12/1/17
-----------------------------------------------------------------------
                                                            $ 2,565,238
-----------------------------------------------------------------------
Insured-Education -- 10.3%
-----------------------------------------------------------------------
    $1,775        Alabama Agricultural and Mechanical       $ 1,798,909
                  University, (MBIA), 5.00%, 11/1/25
       750        Auburn University, (MBIA),                    763,403
                  5.00%, 6/1/26
     7,500        University of South Alabama, (AMBAC),       4,162,350
                  0.00%, 11/15/16
-----------------------------------------------------------------------
                                                            $ 6,724,662
-----------------------------------------------------------------------
Insured-Electric Utilities -- 3.0%
-----------------------------------------------------------------------
    $1,500        Puerto Rico Electric Power Authority,     $ 1,518,930
                  (FSA), 4.75%, 7/1/24
       165        Puerto Rico Electric Power Authority,         191,784
                  (MBIA), Variable Rate, 7/1/29(1)(2)
       250        Puerto Rico Electric Power Authority,         257,698
                  STRIPES, (FSA), Variable Rate, 7/1/03(3)
-----------------------------------------------------------------------
                                                            $ 1,968,412
-----------------------------------------------------------------------
Insured-General Obligations -- 7.6%
-----------------------------------------------------------------------
    $1,000        Homewood, (MBIA), 5.00%, 9/1/31           $ 1,013,220
       500        Madison, Warrants, (MBIA),                    507,750
                  5.00%, 9/1/27
     4,000        Mobile, (MBIA), 0.00%, 8/15/20              1,636,680
       700        Puerto Rico Infrastructure Financing          817,075
                  Authority, (FSA), Variable Rate,
                  7/1/27(1)(2)
     1,000        Walker County, Public Building, Bridge      1,015,050
                  and Road Tax, (AMBAC), 5.00%, 2/1/32
-----------------------------------------------------------------------
                                                            $ 4,989,775
-----------------------------------------------------------------------
Insured-Hospital -- 8.5%
-----------------------------------------------------------------------
    $3,000        Birmingham, Care Facility Financing       $ 3,026,550
                  Authority, (Children's Hospital),
                  (AMBAC), 5.00%, 6/1/32
     1,500        East Alabama, Health Care Authority,        1,511,505
                  (MBIA), 5.00%, 9/1/27

                       SEE NOTES TO FINANCIAL STATEMENTS

ALABAMA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Insured-Hospital (continued)
-----------------------------------------------------------------------
    $1,000        Huntsville, Health Care Authority,        $ 1,059,760
                  (MBIA), 5.40%, 6/1/22
-----------------------------------------------------------------------
                                                            $ 5,597,815
-----------------------------------------------------------------------
Insured-Industrial Development Revenue -- 0.8%
-----------------------------------------------------------------------
    $  500        Huntsville-Madison County Airport,        $   519,090
                  (AMT), (MBIA), 5.40%, 7/1/19
-----------------------------------------------------------------------
                                                            $   519,090
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.8%
-----------------------------------------------------------------------
    $1,825        Birmingham Jefferson, Civic Center        $   888,319
                  Authority, (MBIA), 0.00%, 9/1/18
       250        Puerto Rico Infrastructure Financing          262,778
                  Authority, (AMBAC), Variable Rate,
                  7/1/07(1)(3)
-----------------------------------------------------------------------
                                                            $ 1,151,097
-----------------------------------------------------------------------
Insured-Transportation -- 10.3%
-----------------------------------------------------------------------
    $4,500        Alabama State Docks Department, (MBIA),   $ 5,130,045
                  (AMT), 6.30%, 10/1/21(4)
     1,000        Puerto Rico Highway and Transportation        577,340
                  Authority, (AMBAC), 0.00%, 7/1/16
     1,000        Puerto Rico Highway and Transportation      1,010,280
                  Authority, (FSA), 4.75%, 7/1/38
-----------------------------------------------------------------------
                                                            $ 6,717,665
-----------------------------------------------------------------------
Insured-Water and Sewer -- 19.6%
-----------------------------------------------------------------------
    $1,000        Birmingham, Waterworks and Sewer Board,   $ 1,040,870
                  (MBIA), 5.25%, 1/1/33
     1,000        Helena, Utilities Board Water and Sewer,    1,037,640
                  (MBIA), 5.25%, 4/1/33
     1,000        Helena, Utilities Board Water and Sewer,    1,044,490
                  (MBIA), 5.25%, 4/1/27
     2,500        Jefferson County, Sewer, (FGIC),            2,516,975
                  5.00%, 2/1/33
     1,000        Jefferson County, Sewer, (FGIC),            1,011,780
                  5.125%, 2/1/39
     1,000        Opelika, Water Works Board Utility,         1,020,170
                  (FSA), 5.125%, 6/1/31
       500        Ozark, Utilities Board Water and Sewer,       510,815
                  (AMBAC), 5.00%, 9/1/31
     3,075        Prichard Water and Sewer, (AMBAC),          3,386,590
                  6.125%, 11/15/14
     1,195        Warrior River, Water Authority, (FSA),      1,249,683
                  5.25%, 8/1/23
-----------------------------------------------------------------------
                                                            $12,819,013
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 0.8%
-----------------------------------------------------------------------
    $  500        Puerto Rico, (Guaynabo Municipal          $   512,220
                  Government Center Lease), 5.625%, 7/1/22
-----------------------------------------------------------------------
                                                            $   512,220
-----------------------------------------------------------------------
Nursing Home -- 0.4%
-----------------------------------------------------------------------
    $  260        Fairhope Midtown Medical Clinic Board,    $   251,841
                  (Beverly Enterprises), 6.375%, 6/1/09
-----------------------------------------------------------------------
                                                            $   251,841
-----------------------------------------------------------------------
Water and Sewer -- 0.8%
-----------------------------------------------------------------------
    $  500        Moulton City, Water, (AMT),               $   511,735
                  6.30%, 1/1/18
-----------------------------------------------------------------------
                                                            $   511,735
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.3%
   (identified cost $59,966,634)                            $64,340,758
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.7%                      $ 1,091,148
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $65,431,906
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2003, 73.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 5.5% to 30.7% of total investments.
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

ARKANSAS MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.5%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Education -- 6.6%
-----------------------------------------------------------------------
    $2,250        Conway, Public Facilities Board,          $ 2,366,392
                  (Hendrix College), 6.00%, 10/1/26
       500        University of Arkansas Student Fee,           511,015
                  Phillips College, 5.00%, 9/1/17
-----------------------------------------------------------------------
                                                            $ 2,877,407
-----------------------------------------------------------------------
Electric Utilities -- 2.5%
-----------------------------------------------------------------------
    $  550        Jefferson, Pollution Control, (Arkansas   $   565,625
                  Power and Light), 6.30%, 6/1/18
     1,000        Puerto Rico Electric Power Authority,         526,750
                  0.00%, 7/1/17
-----------------------------------------------------------------------
                                                            $ 1,092,375
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 1.4%
-----------------------------------------------------------------------
    $  500        Harrison, Residential Housing Facility    $   638,270
                  Board, Single Family Mortgage, (FGIC),
                  Escrowed to Maturity, 7.40%, 9/1/11
-----------------------------------------------------------------------
                                                            $   638,270
-----------------------------------------------------------------------
General Obligations -- 6.2%
-----------------------------------------------------------------------
    $2,750        Arkansas State College Savings,           $ 1,737,532
                  0.00%, 6/1/14
     2,000        Puerto Rico, 0.00%, 7/1/18                  1,004,580
-----------------------------------------------------------------------
                                                            $ 2,742,112
-----------------------------------------------------------------------
Hospital -- 14.2%
-----------------------------------------------------------------------
    $  500        Arkansas Development Finance Authority,   $   546,175
                  (Washington Regional Medical Center),
                  7.375%, 2/1/29
       800        Arkansas Development Finance Authority,       805,376
                  (White River Medical Center),
                  5.60%, 6/1/24
       750        Baxter County, Community Hospital             743,977
                  District, 5.625%, 9/1/28
     1,000        Conway, Health Facilities Board, (Conway    1,049,600
                  Regional Medical Center), 6.40%, 8/1/29
       625        Little Rock, Health Facilities Board,         698,656
                  (Baptist Medical Center),
                  6.80%, 11/1/05
       250        North Little Rock, Health Facilities          259,660
                  Board, (Baptist Health), 5.70%, 7/1/22
     1,250        Paragould, Hospital, (Methodist Hospital    1,309,112
                  Corp.), 6.375%, 10/1/17
       785        Pulaski County, (Children's Hospital),        818,614
                  5.25%, 3/1/16
-----------------------------------------------------------------------
                                                            $ 6,231,170
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Housing -- 4.8%
-----------------------------------------------------------------------
    $  345        Arkansas Development Finance Authority,   $   351,079
                  SFM, (GNMA), (AMT), 7.45%, 1/1/27
     1,195        Arkansas Development Finance Authority,     1,263,282
                  SFM, (GNMA/FNMA), (AMT), 6.70%, 7/1/27
       500        North Little Rock, Residential Housing        475,790
                  Facilities, (Parkstone Place),
                  6.50%, 8/1/21
-----------------------------------------------------------------------
                                                            $ 2,090,151
-----------------------------------------------------------------------
Industrial Development Revenue -- 8.5%
-----------------------------------------------------------------------
    $  400        Arkansas Development Finance Authority,   $   405,096
                  Industrial Facility Revenue, (Potlatch
                  Corp.), (AMT), 7.75%, 8/1/25
     2,000        Baxter, (Aeroquip Corp.),                   2,254,080
                  5.80%, 10/1/13
       750        Calhoun County, Solid Waste Disposal          551,183
                  Revenue, (Georgia-Pacific Corp.), (AMT),
                  6.375%, 11/1/26
       250        Pine Bluff, Environmental Improvements        266,410
                  Revenue, (International Paper Co.),
                  (AMT), 6.70%, 8/1/20
     1,150        Puerto Rico Port Authority, (American         270,250
                  Airlines), (AMT), 6.25%, 6/1/26
-----------------------------------------------------------------------
                                                            $ 3,747,019
-----------------------------------------------------------------------
Insured-Education -- 6.0%
-----------------------------------------------------------------------
    $  310        Arkansas State University, (Consolidated  $   317,527
                  Building System), (AMBAC), 5.10%, 4/1/24
     1,000        Pulaski Technical College, (State           1,004,970
                  Tuition and Fee), (AMBAC),
                  4.80%, 3/1/28(1)
       750        University of Arkansas, (Fayetteville         765,390
                  Campus), (FGIC), 5.00%, 12/1/32
       500        University of Central Arkansas, (AMBAC),      568,650
                  6.125%, 4/1/26
-----------------------------------------------------------------------
                                                            $ 2,656,537
-----------------------------------------------------------------------
Insured-Electric Utilities -- 7.4%
-----------------------------------------------------------------------
    $  250        North Little Rock, Electric System,       $   304,593
                  (MBIA), 6.50%, 7/1/10
     1,000        North Little Rock, Electric System,         1,236,280
                  (MBIA), 6.50%, 7/1/15
       500        Puerto Rico Electric Power Authority,         554,110
                  (FSA), Variable Rate, 7/1/29(2)(3)
     1,000        Puerto Rico Electric Power Authority,         535,690
                  (MBIA), 0.00%, 7/1/17
       135        Puerto Rico Electric Power Authority,         156,915
                  DRIVERS, (FSA), Variable Rate,
                  7/1/29(3)(4)
       450        Puerto Rico Electric Power Authority,         463,856
                  STRIPES, (FSA), Variable Rate, 7/1/03(2)
-----------------------------------------------------------------------
                                                            $ 3,251,444
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ARKANSAS MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-General Obligations -- 6.5%
-----------------------------------------------------------------------
    $  500        Arkansas State College Savings, (FGIC),   $   267,700
                  0.00%, 6/1/17
       500        Little Rock, School District, (FSA),          523,220
                  5.25%, 2/1/33
     1,500        Puerto Rico General Obligation, (FGIC),     1,545,060
                  5.00%, 7/1/32
       500        Rogers, School District, (AMBAC),             507,370
                  5.00%, 2/1/27
-----------------------------------------------------------------------
                                                            $ 2,843,350
-----------------------------------------------------------------------
Insured-Hospital -- 7.2%
-----------------------------------------------------------------------
    $2,000        Jonesboro, Residential Housing and        $ 2,235,020
                  Health Care Facilities Board Hospital,
                  (Saint Bernard Regional Medical Center),
                  (AMBAC), 5.90%, 7/1/16(5)
       400        Saline County, Retirement Housing and         425,316
                  Healthcare Facilities Board, (Evan
                  Lutheran Good Samaritan), (AMBAC),
                  5.80%, 5/1/11
       500        Saline County, Retirement Housing and         515,205
                  Healthcare Facilities Board, (Evan
                  Lutheran Good Samaritan), (AMBAC),
                  6.00%, 6/1/18
-----------------------------------------------------------------------
                                                            $ 3,175,541
-----------------------------------------------------------------------
Insured-Transportation -- 2.8%
-----------------------------------------------------------------------
    $  200        Puerto Rico Highway and Transportation    $   218,024
                  Authority, (FSA), Variable Rate,
                  7/1/32(3)(4)
     1,000        Puerto Rico Highway and Transportation      1,007,000
                  Authority, (MBIA), 4.75%, 7/1/38
-----------------------------------------------------------------------
                                                            $ 1,225,024
-----------------------------------------------------------------------
Insured-Water and Sewer -- 7.2%
-----------------------------------------------------------------------
    $  500        Arkansas Community Water System, Public   $   504,720
                  Water Authority, (MBIA), 5.00%, 10/1/42
       665        Arkansas Community Water System, Public       674,842
                  Water Authority, (MBIA), 5.00%, 10/1/33
       500        Conway, Water Revenue, (FGIC),                519,700
                  5.125%, 12/1/23
     1,395        Fort Smith, Water and Sewer, (FSA),         1,440,561
                  5.00%, 10/1/23
-----------------------------------------------------------------------
                                                            $ 3,139,823
-----------------------------------------------------------------------
Miscellaneous -- 1.9%
-----------------------------------------------------------------------
    $  750        Puerto Rico Infrastructure Financing      $   819,690
                  Authority, 5.50%, 10/1/40
-----------------------------------------------------------------------
                                                            $   819,690
-----------------------------------------------------------------------
Pooled Loans -- 1.7%
-----------------------------------------------------------------------
    $  700        Arkansas State Student Loan Authority,    $   736,057
                  (AMT), 6.25%, 6/1/10
-----------------------------------------------------------------------
                                                            $   736,057
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Special Tax Revenue -- 6.4%
-----------------------------------------------------------------------
    $  250        Arkansas, (Federal Highway) Grant         $   275,510
                  Anticipation Tax Revenue, 5.00%, 8/1/14
     2,000        Little Rock, Hotel and Restaurant Gross     2,512,900
                  Receipts Tax, 7.375%, 8/1/15
-----------------------------------------------------------------------
                                                            $ 2,788,410
-----------------------------------------------------------------------
Transportation -- 1.9%
-----------------------------------------------------------------------
    $  750        Northwest Arkansas Regional Airport       $   819,113
                  Authority, (AMT), 7.625%, 2/1/27
-----------------------------------------------------------------------
                                                            $   819,113
-----------------------------------------------------------------------
Water and Sewer -- 5.3%
-----------------------------------------------------------------------
    $1,000        Arkansas Development Finance Authority,   $ 1,025,570
                  (Waste Water System), 5.00%, 6/1/22(6)
       250        Arkansas Development Finance Authority,       286,360
                  (Waste Water System), 5.50%, 12/1/19
     1,000        South Sebastian County, Water Users         1,012,110
                  Association, 6.15%, 6/1/23
-----------------------------------------------------------------------
                                                            $ 2,324,040
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.5%
   (identified cost $41,357,601)                            $43,197,533
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.5%                      $   661,888
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $43,859,421
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
 The Portfolio invests primarily in debt securities issued by Arkansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2003, 39.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 7.8% to 12.9% of total investments.
 (1)  When-issued security.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (6) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

GEORGIA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.3%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Education -- 2.7%
-----------------------------------------------------------------------
  $     1,500     Fulton County, Development Authority,     $ 1,526,970
                  (Georgia Technology Foundation),
                  5.00%, 11/1/31
-----------------------------------------------------------------------
                                                            $ 1,526,970
-----------------------------------------------------------------------
Electric Utilities -- 4.1%
-----------------------------------------------------------------------
  $     1,000     Georgia Municipal Electric Power          $   647,450
                  Authority, 0.00%, 1/1/12
        1,000     Georgia Municipal Electric Power            1,302,810
                  Authority, 8.25%, 1/1/11
          665     Puerto Rico Electric Power Authority,         350,289
                  0.00%, 7/1/17
-----------------------------------------------------------------------
                                                            $ 2,300,549
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 2.7%
-----------------------------------------------------------------------
  $     1,320     Atlanta, Water and Sewer, (FGIC),         $ 1,498,636
                  Prerefunded to 5/1/09, 5.00%, 11/1/38
-----------------------------------------------------------------------
                                                            $ 1,498,636
-----------------------------------------------------------------------
General Obligations -- 3.8%
-----------------------------------------------------------------------
  $       300     Alpharetta, 6.50%, 5/1/10                 $   359,724
          500     Georgia State, 6.30%, 3/1/08                  590,755
        1,000     Puerto Rico Aqueduct and Sewer              1,182,020
                  Authority, 6.25%, 7/1/12
-----------------------------------------------------------------------
                                                            $ 2,132,499
-----------------------------------------------------------------------
Hospital -- 4.2%
-----------------------------------------------------------------------
  $       500     Baldwin County, Hospital Authority,       $   392,440
                  (Oconee Regional Medical Center),
                  5.375%, 12/1/28
          800     Forsyth County, Hospital Authority,           956,496
                  (Georgia Baptist Health Care System),
                  6.375%, 10/1/28
        1,000     Gainesville and Hall County, Hospital       1,005,490
                  Authority, (Northeast Georgia Health
                  System, Inc.), 5.50%, 5/15/31
-----------------------------------------------------------------------
                                                            $ 2,354,426
-----------------------------------------------------------------------
Housing -- 4.6%
-----------------------------------------------------------------------
  $       440     Atlanta Urban Residential Finance         $   432,850
                  Authority, (New Community John Hope),
                  (AMT), 7.25%, 6/1/07
          910     Georgia Housing Finance Authority,            949,357
                  (AMT), 5.85%, 12/1/28
          600     Georgia Private Colleges and                  615,528
                  Universities Authority, Student Housing
                  Revenue, (Mercer Housing Corp.),
                  6.00%, 6/1/31
          600     Multifamily Housing Pass Through              616,776
                  Certificates (Laurenceville), (AMT),
                  6.00%, 11/1/33
-----------------------------------------------------------------------
                                                            $ 2,614,511
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Industrial Development Revenue -- 13.5%
-----------------------------------------------------------------------
  $     2,000     Albany Dougherty, Payroll Development     $ 2,087,360
                  Authority, Solid Waste Disposal,
                  (Proctor and Gamble), (AMT),
                  5.20%, 5/15/28(1)
          700     Cartersville, Development Authority,          734,377
                  (Anheuser-Busch), (AMT), 5.95%, 2/1/32
        1,000     Cartersville, Development Authority,        1,209,490
                  (Anheuser-Busch), (AMT), 7.375%, 5/1/09
          750     Effingham County, Solid Waste Disposal,       537,840
                  (Fort James), (AMT), 5.625%, 7/1/18
        1,250     Puerto Rico Port Authority, (American         293,750
                  Airlines), (AMT), 6.25%, 6/1/26
        1,018     Savannah EDA, (Intercat-Savannah, Inc.),      989,299
                  (AMT), 9.00%, 1/1/15
          750     Savannah EDA, (Union Camp Corp.),             765,337
                  6.80%, 2/1/12
        1,000     Vienna Water and Sewer, (Cargill),          1,029,130
                  (AMT), 6.00%, 9/1/14
-----------------------------------------------------------------------
                                                            $ 7,646,583
-----------------------------------------------------------------------
Insured-Education -- 5.3%
-----------------------------------------------------------------------
  $     1,500     Fulton County, Development Authority,     $ 1,522,935
                  (Tuff Morehouse), (AMBAC), 5.00%, 2/1/34
        1,500     Georgia Private Colleges and                1,500,300
                  Universities Authority, (Agnes Scott
                  College), (MBIA), 4.75%, 6/1/28
-----------------------------------------------------------------------
                                                            $ 3,023,235
-----------------------------------------------------------------------
Insured-Electric Utilities -- 7.9%
-----------------------------------------------------------------------
  $     3,100     Georgia Municipal Electric Power          $ 3,547,175
                  Authority, (MBIA), 5.50%, 1/1/20
          900     Puerto Rico Electric Power Authority,         927,711
                  STRIPES, (FSA), Variable Rate, 7/1/03(2)
-----------------------------------------------------------------------
                                                            $ 4,474,886
-----------------------------------------------------------------------
Insured-General Obligations -- 1.9%
-----------------------------------------------------------------------
  $       900     Puerto Rico Infrastructure Financing      $ 1,050,525
                  Authority, (FSA), Variable Rate,
                  7/1/27(3)(4)
-----------------------------------------------------------------------
                                                            $ 1,050,525
-----------------------------------------------------------------------
Insured-Hospital -- 2.7%
-----------------------------------------------------------------------
  $     1,000     Henry County, Hospital Authority          $ 1,114,920
                  Revenue, (Henry Medical Center, Inc.),
                  (AMBAC), 6.00%, 7/1/29
          400     Medical Center Hospital Authority,            422,676
                  (Columbus Regional Healthcare System),
                  (MBIA), Variable Rate, 8/1/10(3)(4)
-----------------------------------------------------------------------
                                                            $ 1,537,596
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GEORGIA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-Housing -- 1.8%
-----------------------------------------------------------------------
  $     1,000     Bulloch County, Development Authority,    $ 1,000,040
                  (Georgia Southern University), (AMBAC),
                  4.75%, 8/1/28
-----------------------------------------------------------------------
                                                            $ 1,000,040
-----------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 3.3%
-----------------------------------------------------------------------
  $     1,000     East Point Building Authority, (FGIC),    $ 1,062,680
                  6.00%, 2/1/10
          750     Puerto Rico Public Finance Corp.,             821,797
                  (AMBAC), 5.125%, 6/1/24
-----------------------------------------------------------------------
                                                            $ 1,884,477
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 5.1%
-----------------------------------------------------------------------
  $     1,000     George L. Smith, (Georgia World Congress  $ 1,060,630
                  Center-Domed Stadium), (MBIA), (AMT),
                  5.50%, 7/1/20
          700     Puerto Rico Infrastructure Financing          753,662
                  Authority, (AMBAC), Variable Rate,
                  7/1/28(4)
        1,000     Puerto Rico Public Finance Corp.,           1,048,940
                  (AMBAC), Variable Rate, 6/1/26(2)(3)
-----------------------------------------------------------------------
                                                            $ 2,863,232
-----------------------------------------------------------------------
Insured-Transportation -- 13.5%
-----------------------------------------------------------------------
  $     1,500     Atlanta Airport, (FGIC), 5.60%, 1/1/30    $ 1,598,895
        1,500     Atlanta Metropolitan Rapid                  1,633,530
                  Transportation Authority, (MBIA),
                  Variable Rate, 7/1/20(2)(3)
        1,000     Metropolitan Atlanta Rapid Transit          1,209,880
                  Authority, (AMBAC), 6.25%, 7/1/11
        1,000     Metropolitan Atlanta Rapid Transit          1,240,070
                  Authority, (AMBAC), 6.25%, 7/1/20
          750     Puerto Rico Highway and Transportation        389,018
                  Authority, (AMBAC), 0.00%, 7/1/18
        1,500     Puerto Rico Highway and Transportation      1,558,335
                  Authority, (MBIA), 5.00%, 7/1/36
-----------------------------------------------------------------------
                                                            $ 7,629,728
-----------------------------------------------------------------------
Insured-Water and Sewer -- 9.7%
-----------------------------------------------------------------------
  $     1,180     Atlanta, Water and Sewer, (FGIC),         $ 1,187,399
                  5.00%, 11/1/38
          660     Atlanta, Water and Sewer, (MBIA),             670,395
                  5.00%, 11/1/33
        2,000     Augusta, Water and Sewer, (FSA),            2,041,160
                  5.00%, 10/1/32
          500     Augusta, Water and Sewer, (FSA),              522,650
                  5.25%, 10/1/30
        1,000     Henry County, Water and Sewer Authority,    1,070,220
                  (FGIC), 5.625%, 2/1/30
-----------------------------------------------------------------------
                                                            $ 5,491,824
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 3.2%
-----------------------------------------------------------------------
  $     2,300     Fulton County, Building Authority,        $ 1,807,892
                  Judicial Center, 0.00%, 1/1/10
-----------------------------------------------------------------------
                                                            $ 1,807,892
-----------------------------------------------------------------------
Senior Living / Life Care -- 1.9%
-----------------------------------------------------------------------
  $     1,385     De Kalb County, Private Hospital          $   550,676
                  Authority, (Atlanta, Inc.),
                  8.50%, 3/1/25(5)
          500     Fulton County, Residential Elderly Care       508,680
                  Facility Authority, (Canterbury Court),
                  6.30%, 10/1/24
-----------------------------------------------------------------------
                                                            $ 1,059,356
-----------------------------------------------------------------------
Water and Sewer -- 6.4%
-----------------------------------------------------------------------
  $     1,000     De Kalb County, Water and Sewer,          $ 1,017,650
                  5.00%, 10/1/28
        1,000     De Kalb County, Water and Sewer,            1,026,090
                  5.125%, 10/1/31
          500     Forsyth County, Water and Sewer               509,990
                  Authority, 5.00%, 4/1/32
        1,000     Gwinnett County, Water and Sewer            1,058,240
                  Authority, 5.25%, 8/1/24
-----------------------------------------------------------------------
                                                            $ 3,611,970
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.3%
   (identified cost $52,511,906)                            $55,508,935
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.7%                      $   970,301
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $56,479,236
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
 The Portfolio invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2003, 54.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 8.2% to 18.7% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  The Portfolio is accruing only partial interest on this security.

                       SEE NOTES TO FINANCIAL STATEMENTS

KENTUCKY MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 97.8%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Assisted Living -- 4.7%
-----------------------------------------------------------------------
    $ 3,000       Kenton County, (Highland Terrace),        $ 3,300,420
                  (AMT), FHA, 6.95%, 12/1/26
-----------------------------------------------------------------------
                                                            $ 3,300,420
-----------------------------------------------------------------------
Electric Utilities -- 2.6%
-----------------------------------------------------------------------
    $ 3,500       Puerto Rico Electric Power Authority,     $ 1,843,625
                  0.00%, 7/1/17
-----------------------------------------------------------------------
                                                            $ 1,843,625
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 7.8%
-----------------------------------------------------------------------
    $ 1,000       Elsmmere, (Courtaulds Pkg, Inc.),         $ 1,124,290
                  Prerefunded to 4/1/05, 6.75%, 4/1/10
      1,200       Florence, Housing Facilities, (Blue         1,468,152
                  Grass Housing), Prerefunded to 7/1/07,
                  7.625%, 5/1/27
      2,000       Louisville and Jefferson County,            2,229,080
                  Metropolitan Sewer District and Drainage
                  System, (AMBAC), Prerefunded to
                  11/15/04, 6.75%, 5/15/25
        545       Russell, Health Systems, Prerefunded to       648,250
                  7/1/06, 8.10%, 7/1/15
-----------------------------------------------------------------------
                                                            $ 5,469,772
-----------------------------------------------------------------------
General Obligations -- 6.1%
-----------------------------------------------------------------------
    $ 1,465       Bowling Green, 5.30%, 6/1/19              $ 1,587,430
      1,000       Lexington-Fayette Urban County, (County     1,026,170
                  Detention Center), 4.75%, 5/1/20
      1,000       Lexington-Fayette Urban County, (County     1,003,640
                  Detention Center), 4.75%, 5/1/24
        600       Louisville, 4.50%, 12/1/18                    615,690
-----------------------------------------------------------------------
                                                            $ 4,232,930
-----------------------------------------------------------------------
Hospital -- 2.1%
-----------------------------------------------------------------------
    $ 1,000       Kentucky Economic Development Finance     $   982,500
                  Authority, (Catholic Health),
                  5.00%, 12/1/27
        390       Russell, Health Systems, 8.10%, 7/1/15        463,885
-----------------------------------------------------------------------
                                                            $ 1,446,385
-----------------------------------------------------------------------
Industrial Development Revenue -- 15.0%
-----------------------------------------------------------------------
    $ 2,000       Ashland, Solid Waste Disposal, (Ashland   $ 2,100,320
                  Oil), (AMT), 7.125%, 2/1/22
      1,500       Hancock County, (Southwire Co.), (AMT),     1,520,745
                  7.75%, 7/1/25
      1,000       Jefferson County, Pollution Control,        1,045,500
                  (E.I. du Pont de Nemours),
                  6.30%, 7/1/12
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Industrial Development Revenue (continued)
-----------------------------------------------------------------------
    $   600       Kenton County Airport, (Delta Airlines),  $   420,822
                  (AMT), 6.125%, 2/1/22
        250       Kenton County Airport, (Delta Airlines),      218,495
                  (AMT), 7.50%, 2/1/12
      1,200       Morgantown, Solid Waste Revenue, (IMCO      1,193,040
                  Recycling, Inc.), (AMT), 7.45%, 5/1/22
      1,500       Perry County, Solid Waste Disposal, (TJI    1,562,670
                  International), (AMT), 6.80%, 5/1/26
        710       Powderly, (KMart Corp.), 6.90%, 3/1/07        661,720
      1,820       Wickliffe, Solid Waste Disposal,            1,789,642
                  (Westvaco Corp.), (AMT), 6.375%, 4/1/26
-----------------------------------------------------------------------
                                                            $10,512,954
-----------------------------------------------------------------------
Insured-Education -- 6.0%
-----------------------------------------------------------------------
    $ 1,000       Kentucky Economic Development Finance     $ 1,016,720
                  Authority, (Centre College), (FSA),
                  5.00%, 4/1/32
      2,000       Lexington-Fayette Urban County,             2,109,980
                  (University of Kentucky, Alumni
                  Association, Inc.), (MBIA),
                  5.00%, 11/1/18
      1,000       University of Kentucky, University          1,046,220
                  Consolidated Revenue, (FGIC),
                  5.00%, 5/1/19
-----------------------------------------------------------------------
                                                            $ 4,172,920
-----------------------------------------------------------------------
Insured-General Obligations -- 2.1%
-----------------------------------------------------------------------
    $   350       Puerto Rico Infrastructure Financing      $   408,538
                  Authority, (FSA), Variable Rate,
                  7/1/27(1)(2)
      1,000       Warren County, (Judicial Office Building    1,041,490
                  and Parks), (AMBAC), 5.20%, 9/1/29
-----------------------------------------------------------------------
                                                            $ 1,450,028
-----------------------------------------------------------------------
Insured-Hospital -- 7.1%
-----------------------------------------------------------------------
    $   750       Jefferson County, Health Facilities       $   771,788
                  Authority, (Jewish Hospital), (AMBAC),
                  6.55%, 5/1/22
        850       Jefferson County, Health Facilities           874,888
                  Authority, (University Medical Center),
                  (MBIA), 5.25%, 7/1/22
     11,775       Kentucky EDA, (Norton Healthcare, Inc.),    3,312,072
                  (MBIA), 0.00%, 10/1/27
-----------------------------------------------------------------------
                                                            $ 4,958,748
-----------------------------------------------------------------------
Insured-Lease Revenue / Certificates of
Participation -- 6.8%
-----------------------------------------------------------------------
    $ 1,350       Hardin County, School District Finance    $ 1,379,268
                  Corp., School Building, (FSA),
                  4.75%, 7/1/21
      1,000       Kentucky Property and Buildings             1,037,900
                  Commission, (FSA), 5.00%, 8/1/21

                       SEE NOTES TO FINANCIAL STATEMENTS

KENTUCKY MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation (continued)
-----------------------------------------------------------------------
    $ 1,000       Puerto Rico Public Building Authority,    $ 1,155,970
                  (AMBAC), 5.50%, 7/1/21
      1,000       Puerto Rico Public Building Authority,      1,144,920
                  (XLCA), 5.50%, 7/1/21
-----------------------------------------------------------------------
                                                            $ 4,718,058
-----------------------------------------------------------------------
Insured-Miscellaneous -- 1.4%
-----------------------------------------------------------------------
    $ 1,000       Louisville, Parking Authority, (MBIA),    $ 1,016,010
                  5.00%, 6/1/32
-----------------------------------------------------------------------
                                                            $ 1,016,010
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.8%
-----------------------------------------------------------------------
    $   250       Puerto Rico Infrastructure Financing      $   262,778
                  Authority, (AMBAC), Variable Rate,
                  7/1/07(1)(3)
      1,000       Puerto Rico Infrastructure Financing        1,025,550
                  Authority, (AMBAC), 5.00%, 7/1/28
-----------------------------------------------------------------------
                                                            $ 1,288,328
-----------------------------------------------------------------------
Insured-Transportation -- 16.5%
-----------------------------------------------------------------------
    $ 3,000       Kenton County Airport, (MBIA), (AMT),     $ 3,417,150
                  6.30%, 3/1/15(4)
      1,195       Kenton County Airport, (MBIA), (AMT),       1,388,829
                  6.45%, 3/1/15
      1,000       Kentucky EDA, (State Turnpike                 785,930
                  Revitalization), (FGIC), 0.00%, 1/1/10
      1,000       Louisville and Jefferson County,            1,021,190
                  Regional Airport Authority, (MBIA),
                  (AMT), 5.00%, 7/1/18
        750       Louisville and Jefferson County,              750,638
                  Regional Airport Authority, (MBIA),
                  (AMT), 5.00%, 7/1/25
      5,000       Puerto Rico Highway and Transportation      2,593,450
                  Authority, (AMBAC), 0.00%, 7/1/18
      1,500       Puerto Rico Highway and Transportation      1,540,695
                  Authority, (AMBAC), 5.00%, 7/1/28
-----------------------------------------------------------------------
                                                            $11,497,882
-----------------------------------------------------------------------
Insured-Water and Sewer -- 5.1%
-----------------------------------------------------------------------
    $ 1,500       Boone-Florence Water Commission, Water    $ 1,530,810
                  Supply System, (FGIC), 5.00%, 12/1/27
      1,000       Campbell and Kenton County, District No.    1,016,880
                  1, (FSA), 5.00%, 8/1/31
      1,000       Louisville and Jefferson County,            1,012,310
                  Metropolitan Sewer District and Drainage
                  System, (FGIC), 5.00%, 5/15/30
-----------------------------------------------------------------------
                                                            $ 3,560,000
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 12.7%
-----------------------------------------------------------------------
    $ 1,000       Jefferson County, (Capital Projects       $   680,690
                  Corp.), 0.00%, 8/15/12
      4,990       Jefferson County, (Capital Projects         2,851,685
                  Corp.), 0.00%, 8/15/15
      1,000       Kenton County, (Public Properties           1,005,570
                  Corp.), 5.00%, 3/1/29
      1,000       Kentucky Property and Buildings             1,127,490
                  Commission, 5.50%, 11/1/14
      1,030       Kentucky, League of Cities Funding          1,113,852
                  Trust, Certificates of Participation,
                  6.15%, 8/1/13
      2,000       Owensboro County, Airport Lease, (AMT),     2,078,940
                  5.875%, 6/1/15
-----------------------------------------------------------------------
                                                            $ 8,858,227
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.8%
   (identified cost $62,173,586)                            $68,326,287
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.2%                      $ 1,512,911
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $69,839,198
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Kentucky municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2003, 52.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.7% to 20.3% of total investments.
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Security has been issued as a leveraged inverse floater bond.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

LOUISIANA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 99.0%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 4.4%
-----------------------------------------------------------------------
    $2,475        Jefferson Parish, Home Mortgage           $ 1,293,583
                  Authority, Single Family, (FGIC),
                  Escrowed to Maturity, 0.00%, 5/1/17(1)
-----------------------------------------------------------------------
                                                            $ 1,293,583
-----------------------------------------------------------------------
Hospital -- 4.2%
-----------------------------------------------------------------------
    $  100        Lafourche Parish, Hospital Service        $   101,222
                  District, 6.00%, 10/1/23
       625        Louisiana Public Facilities Authority,        624,369
                  (General Health Systems),
                  6.80%, 11/1/16
       500        Louisiana Public Facilities Authority,        502,710
                  (Tuoro Infirmary), 5.625%, 8/15/29
-----------------------------------------------------------------------
                                                            $ 1,228,301
-----------------------------------------------------------------------
Housing -- 10.7%
-----------------------------------------------------------------------
    $   35        Guam Housing Corp., Single Family,        $    38,121
                  (AMT), 5.75%, 9/1/31
       345        Louisiana HFA, Single Family, (GNMA),         374,121
                  (AMT), 8.00%, 3/1/25
     1,750        Louisiana HFA, Single Family,                 468,160
                  (GNMA/FNMA), 0.00%, 6/1/27
       390        Louisiana Public Facilities Authority,        347,346
                  (Eden Point), 6.25%, 3/1/34
     1,865        New Orleans Home Mortgage Authority,        1,941,614
                  Single Family, (GNMA/FNMA), (AMT),
                  6.30%, 6/1/28
-----------------------------------------------------------------------
                                                            $ 3,169,362
-----------------------------------------------------------------------
Industrial Development Revenue -- 7.9%
-----------------------------------------------------------------------
    $  750        Bastrop, (International Paper), (AMT),    $   774,555
                  6.60%, 3/1/19
       490        Louisiana Environmental Facilities and        483,997
                  Community Development Authority,
                  (Senior-Air Cargo), (AMT),
                  6.65%, 1/1/25
       500        Saint Bernard Parish, (Mobil Oil),            527,730
                  5.90%, 11/1/26
       500        South Louisiana Port Commission,              535,985
                  (Cargill), 5.85%, 4/1/17
-----------------------------------------------------------------------
                                                            $ 2,322,267
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-Education -- 17.9%
-----------------------------------------------------------------------
    $  500        Lafayette Public Trust Financing          $   509,235
                  Authority, (Ragin Cajun Facility, Inc.),
                  (MBIA), 5.00%, 10/1/32
     1,000        Louisiana Public Facilities Authority,      1,049,500
                  (Dillard University), (AMBAC),
                  5.30%, 8/1/26
       750        Louisiana Public Facilities Authority,        761,985
                  (Tulane University), (AMBAC),
                  5.00%, 7/1/32
       500        Louisiana Public Facilities Authority,        510,310
                  (Tulane University), (AMBAC),
                  5.00%, 2/15/26
     1,100        Louisiana State University, (FGIC),         1,182,093
                  5.75%, 7/1/14
     1,200        New Orleans, Finance Authority, (Xavier     1,251,720
                  University), (MBIA), 5.30%, 6/1/32
-----------------------------------------------------------------------
                                                            $ 5,264,843
-----------------------------------------------------------------------
Insured-Electric Utilities -- 3.2%
-----------------------------------------------------------------------
    $1,750        Puerto Rico Electric Power Authority,     $   937,457
                  (MBIA), 0.00%, 7/1/17
-----------------------------------------------------------------------
                                                            $   937,457
-----------------------------------------------------------------------
Insured-General Obligations -- 13.6%
-----------------------------------------------------------------------
    $  250        Calcasieu Parish, School District,        $   264,592
                  (FGIC), 5.25%, 5/1/20
       500        Louisiana, (FGIC), 5.00%, 11/15/20            521,570
     2,250        New Orleans, (AMBAC), 0.00%, 9/1/15         1,299,060
     2,900        New Orleans, (AMBAC), 0.00%, 9/1/16         1,579,282
       300        Puerto Rico Infrastructure Financing          350,175
                  Authority, (FSA), Variable Rate,
                  7/1/27(2)(3)
-----------------------------------------------------------------------
                                                            $ 4,014,679
-----------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 6.1%
-----------------------------------------------------------------------
    $  500        Calcasieu Parish Public Trust Authority   $   520,460
                  Student Lease, (McNeese Student
                  Housing), (MBIA), 5.25%, 5/1/33
       750        Louisiana Environmental Facilities and        759,015
                  Community Development Authority, (BRCC
                  Facility Corp.), (MBIA), 5.00%, 12/1/32
       500        Louisiana Environmental Facilities and        506,045
                  Community Development Authority,
                  (Jefferson Parking Garage), (AMBAC),
                  5.00%, 9/1/31
-----------------------------------------------------------------------
                                                            $ 1,785,520
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

LOUISIANA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-Other Revenue -- 4.2%
-----------------------------------------------------------------------
    $  500        Louisiana Environmental Facilities and    $   513,930
                  Community Development Authority,
                  (Capital and Equipment Acquisition),
                  (AMBAC), 4.50%, 12/1/18
       700        Louisiana Environmental Facilities and        733,306
                  Community Development Authority,
                  (Parking Facility Corp. Garage),
                  (AMBAC), 5.375%, 10/1/31
-----------------------------------------------------------------------
                                                            $ 1,247,236
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 9.0%
-----------------------------------------------------------------------
    $  750        Jefferson, District Sales Tax and Sales   $   795,495
                  Tax Revenue, (AMBAC), 5.25%, 12/1/22
     1,000        Louisiana Gas and Fuels Tax, (AMBAC),       1,016,010
                  5.00%, 6/1/32
       450        Puerto Rico Infrastructure Financing          473,000
                  Authority, (AMBAC), Variable Rate,
                  7/1/07(2)(4)
       350        Puerto Rico Infrastructure Financing          376,831
                  Authority, (AMBAC), Variable Rate,
                  7/1/28(3)
-----------------------------------------------------------------------
                                                            $ 2,661,336
-----------------------------------------------------------------------
Other Revenue -- 4.5%
-----------------------------------------------------------------------
    $  350        Puerto Rico Infrastructure Financing      $   448,060
                  Authority, Variable Rate, 10/1/32(2)(3)
     1,000        Tobacco Settlement Financing Corp.,           878,940
                  5.875%, 5/15/39
-----------------------------------------------------------------------
                                                            $ 1,327,000
-----------------------------------------------------------------------
Senior Living / Life Care -- 9.8%
-----------------------------------------------------------------------
    $  475        Louisiana HFA, (HCC Assisted Living       $   476,933
                  Group 1), (AMT), 9.00%, 3/1/25
       500        Louisiana HFA, (Saint Dominic Assisted        534,495
                  Care Facility), (GNMA), 6.85%, 9/1/25
     1,000        Louisiana HFA, (Saint Joseph's Manor        1,119,070
                  Retirement Center), (GNMA),
                  7.80%, 12/1/35
       750        Louisiana PFA, (Glen Retirement System),      756,203
                  6.70%, 12/1/25
-----------------------------------------------------------------------
                                                            $ 2,886,701
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Transportation -- 3.5%
-----------------------------------------------------------------------
    $1,000        Louisiana Offshore Terminal Authority,    $ 1,031,880
                  Deepwater Port Revenue, (Loop, LLC),
                  5.20%, 10/1/18
-----------------------------------------------------------------------
                                                            $ 1,031,880
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 99.0%
   (identified cost $27,412,570)                            $29,170,165
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.0%                      $   282,188
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $29,452,353
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2003, 59.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.2% to 33.0% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MARYLAND MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 99.1%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Cogeneration -- 1.5%
-----------------------------------------------------------------------
    $1,250        Maryland Energy Cogeneration, (AES        $ 1,279,275
                  Warrior Run), (AMT), 7.40%, 9/1/19
-----------------------------------------------------------------------
                                                            $ 1,279,275
-----------------------------------------------------------------------
Education -- 9.7%
-----------------------------------------------------------------------
    $  750        Maryland HEFA, (Board of Child Care),     $   769,605
                  5.375%, 7/1/32
     1,000        Maryland HEFA, (Board of Child Care),       1,061,840
                  5.625%, 7/1/22
     4,000        Maryland HEFA, (Johns Hopkins               4,076,000
                  University), 5.00%, 7/1/32(1)
     1,300        Maryland HEFA, (Maryland Institute          1,324,492
                  College of Art), 5.50%, 6/1/32
       500        Maryland HEFA, (Maryland Institute            517,900
                  College of Art), 5.50%, 6/1/21
       425        Westminster, Educational Facilities,          427,966
                  (McDaniel College), 5.50%, 4/1/27
-----------------------------------------------------------------------
                                                            $ 8,177,803
-----------------------------------------------------------------------
Electric Utilities -- 4.6%
-----------------------------------------------------------------------
    $1,500        Calvert, PCR, (Baltimore Gas and          $ 1,557,960
                  Electric), 5.55%, 7/15/14
     2,225        Prince George's County, PCR, (Potomac       2,286,632
                  Electric), 6.375%, 1/15/23
-----------------------------------------------------------------------
                                                            $ 3,844,592
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 13.7%
-----------------------------------------------------------------------
    $1,125        Baltimore, SFMR, (Inner Harbor),          $ 1,496,125
                  Escrowed to Maturity, 8.00%, 12/1/10
       250        Guam Power Authority, Prerefunded to          276,750
                  10/1/04, 6.625%, 10/1/14
     1,175        Maryland HEFA, (Good Samaritan              1,215,972
                  Hospital), Escrowed to Maturity,
                  5.75%, 7/1/19
     3,000        Maryland HEFA, (Helix Health Issue),        3,190,410
                  (AMBAC), Escrowed to Maturity,
                  5.00%, 7/1/27
     4,000        Maryland HEFA, (Johns Hopkins               4,790,440
                  University), Prerefunded to 7/1/09,
                  6.00%, 7/1/39
       500        Montgomery County, EDA, (Bullis School),      565,930
                  Prerefunded to 11/1/05, 5.60%, 11/1/18
-----------------------------------------------------------------------
                                                            $11,535,627
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
General Obligations -- 2.3%
-----------------------------------------------------------------------
    $1,000        Montgomery County, 5.25%, 10/1/19         $ 1,093,010
     1,100        Puerto Rico, 0.00%, 7/1/16                    619,509
       190        Worcester, Sanitary District,                 194,708
                  6.55%, 8/15/17
-----------------------------------------------------------------------
                                                            $ 1,907,227
-----------------------------------------------------------------------
Health Care - Miscellaneous -- 1.7%
-----------------------------------------------------------------------
    $1,350        Baltimore County, Economic Development    $ 1,419,646
                  Revenue, (Revisions, Inc.),
                  8.50%, 8/15/25
-----------------------------------------------------------------------
                                                            $ 1,419,646
-----------------------------------------------------------------------
Hospital -- 5.0%
-----------------------------------------------------------------------
    $1,750        Maryland HEFA, (Johns Hopkins Hospital),  $ 1,614,480
                  4.50%, 5/15/35
       800        Maryland HEFA, (University of Maryland        883,128
                  Medical System), 6.75%, 7/1/30
     1,355        Prince George's County, (Greater              439,020
                  SouthEast Healthcare System),
                  6.375%, 1/1/13(2)
     3,800        Prince George's County, (Greater            1,231,200
                  SouthEast Healthcare System),
                  6.375%, 1/1/23(2)
-----------------------------------------------------------------------
                                                            $ 4,167,828
-----------------------------------------------------------------------
Housing -- 5.5%
-----------------------------------------------------------------------
    $1,000        Maryland Community Development            $ 1,049,100
                  Administration Multifamily, FHA, (AMT),
                  6.70%, 5/15/36
     2,160        Maryland Community Development              2,236,486
                  Administration Single Family, (AMT),
                  6.75%, 4/1/26
     1,000        Montgomery County, Housing Opportunities      247,440
                  Commission, SFMR, 0.00%, 7/1/28
     1,000        Prince George's County, Housing             1,054,280
                  Authority, (Langely Gardens), (AMT),
                  5.875%, 2/20/39
-----------------------------------------------------------------------
                                                            $ 4,587,306
-----------------------------------------------------------------------
Industrial Development Revenue -- 5.1%
-----------------------------------------------------------------------
    $1,350        Allegany, PCR, (Westvaco Corp.),          $ 1,407,604
                  6.20%, 1/1/08
     1,000        Maryland EDA, (AFCO Cargo), (AMT),            941,220
                  6.50%, 7/1/24
     2,000        Northeast Waste Disposal Authority,         1,895,940
                  Resources Recovery Revenue, (Baltimore
                  Resco Retrofit), (AMT), 4.75%, 1/1/12
-----------------------------------------------------------------------
                                                            $ 4,244,764
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MARYLAND MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-Education -- 8.3%
-----------------------------------------------------------------------
    $  460        Maryland HEFA, (College Of Notre Dame),   $   525,688
                  (MBIA), 5.30%, 10/1/18
     1,000        Maryland HEFA, (Loyola College), (MBIA),    1,016,440
                  5.00%, 10/1/39
     2,850        Maryland HEFA, (Loyola College), (MBIA),    2,969,814
                  5.375%, 10/1/26
     1,000        Morgan State University, Academic and       1,030,070
                  Facilities, (FGIC), 5.00%, 7/1/32
     1,200        Morgan State University, Academic and       1,469,532
                  Facilities, (MBIA), 6.10%, 7/1/20
-----------------------------------------------------------------------
                                                            $ 7,011,544
-----------------------------------------------------------------------
Insured-Electric Utilities -- 4.3%
-----------------------------------------------------------------------
    $1,500        Puerto Rico Electric Power Authority,     $ 1,578,915
                  (FSA), 5.125%, 7/1/26
     1,550        Puerto Rico Electric Power Authority,       1,801,611
                  (MBIA), Variable Rate, 7/1/29(3)(4)
       250        Puerto Rico Electric Power Authority,         257,698
                  STRIPES, (FSA), Variable Rate, 7/1/03(5)
-----------------------------------------------------------------------
                                                            $ 3,638,224
-----------------------------------------------------------------------
Insured-General Obligations -- 0.5%
-----------------------------------------------------------------------
    $  350        Puerto Rico Infrastructure Financing      $   408,538
                  Authority, (FSA), Variable Rate,
                  7/1/27(3)(4)
-----------------------------------------------------------------------
                                                            $   408,538
-----------------------------------------------------------------------
Insured-Hospital -- 10.2%
-----------------------------------------------------------------------
    $  990        Maryland HEFA, (Johns Hopkins             $ 1,005,791
                  Medicine-Howard County General
                  Hospital), (MBIA), 5.00%, 7/1/29
     3,850        Maryland HEFA, (Medlantic/Helix Issue),     4,112,840
                  (AMBAC), 5.25%, 8/15/38
     3,150        Puerto Rico ITEM & EC, (Auxilio Mutuo       3,457,692
                  Obligated Group), (MBIA), 6.25%, 7/1/24
-----------------------------------------------------------------------
                                                            $ 8,576,323
-----------------------------------------------------------------------
Insured-Housing -- 0.6%
-----------------------------------------------------------------------
    $  500        Prince George's County, (Keystone         $   505,800
                  Apartments), FHA, (MBIA), 6.80%, 7/1/25
-----------------------------------------------------------------------
                                                            $   505,800
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.3%
-----------------------------------------------------------------------
    $1,000        Puerto Rico Public Finance Corp.,         $ 1,095,730
                  (AMBAC), 5.125%, 6/1/24
-----------------------------------------------------------------------
                                                            $ 1,095,730
-----------------------------------------------------------------------
Insured-Other Revenue -- 1.8%
-----------------------------------------------------------------------
    $1,500        Maryland HEFA, (Johns Hopkins Medical     $ 1,523,010
                  Institutions Parking Facility), (AMBAC),
                  5.00%, 7/1/34
-----------------------------------------------------------------------
                                                            $ 1,523,010
-----------------------------------------------------------------------
Insured-Solid Waste -- 6.2%
-----------------------------------------------------------------------
    $5,000        NE Maryland Solid Waste Disposal,         $ 5,176,050
                  (MBIA), (AMT), 6.30%, 7/1/16
-----------------------------------------------------------------------
                                                            $ 5,176,050
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.2%
-----------------------------------------------------------------------
    $1,000        Puerto Rico Infrastructure Financing      $ 1,051,110
                  Authority, (AMBAC), Variable Rate,
                  7/1/07(3)(5)
-----------------------------------------------------------------------
                                                            $ 1,051,110
-----------------------------------------------------------------------
Insured-Transportation -- 8.8%
-----------------------------------------------------------------------
    $1,500        Maryland Transportation Authority,        $ 1,551,090
                  Baltimore-Washington International
                  Airport, (AMBAC), (AMT), 5.25%, 3/1/27
     2,000        Maryland Transportation Authority,          2,157,700
                  Baltimore-Washington International
                  Airport, (FGIC), (AMT), 6.25%, 7/1/14
     2,700        Puerto Rico Highway and Transportation      2,718,900
                  Authority, (MBIA), 4.75%, 7/1/38
       500        Puerto Rico Highway and Transportation        555,560
                  Authority, (MBIA), 5.50%, 7/1/36
       335        Puerto Rico Highway and Transportation        427,762
                  Authority, (MBIA), Variable Rate,
                  1/1/19(3)(4)
-----------------------------------------------------------------------
                                                            $ 7,411,012
-----------------------------------------------------------------------
Insured-Water and Sewer -- 5.2%
-----------------------------------------------------------------------
    $1,000        Baltimore, (Water Projects), (FGIC),      $ 1,019,490
                  5.125%, 7/1/42
     1,000        Baltimore, Wastewater, (FGIC),              1,068,760
                  5.00%, 7/1/22
     2,000        Baltimore, Wastewater, (MBIA),              2,286,480
                  5.65%, 7/1/20
-----------------------------------------------------------------------
                                                            $ 4,374,730
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MARYLAND MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Special Tax Revenue -- 1.0%
-----------------------------------------------------------------------
    $  800        Frederick County, Urbana Community        $   824,904
                  Development Authority, 6.625%, 7/1/25
-----------------------------------------------------------------------
                                                            $   824,904
-----------------------------------------------------------------------
Water and Sewer -- 0.6%
-----------------------------------------------------------------------
    $  500        Maryland Water Quality Financing          $   507,395
                  Administration Revolving Loan Fund,
                  6.55%, 9/1/14
-----------------------------------------------------------------------
                                                            $   507,395
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 99.1%
   (identified cost $81,354,934)                            $83,268,438
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.9%                      $   768,586
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $84,037,024
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2003, 52.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.7% to 28.7% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Non-income producing security.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSOURI MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 96.4%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 9.2%
-----------------------------------------------------------------------
    $1,000        Lake of the Ozarks, (Community Bridge     $ 1,190,410
                  Corp.), Prerefunded to 12/1/06,
                  6.40%, 12/1/25
       710        Missouri Environmental Improvement and        781,774
                  Energy Resources Authority, (Revolving
                  Fund Program), Prerefunded to 7/1/04,
                  7.20%, 7/1/16(1)
       650        Missouri HEFA, (Bethesda Health Group of      722,741
                  Saint Louis, Inc.), Prerefunded to
                  8/15/04, 7.50%, 8/15/12
     1,005        Missouri HEFA, (Lake of the Ozarks          1,162,494
                  General Hospital), Prerefunded to
                  2/15/06, 6.50%, 2/15/21
       575        Missouri HEFA, (Saint Louis Children's        498,295
                  Hospital), (MBIA), Escrowed to Maturity,
                  0.00%, 5/15/08
     1,000        Saint Louis County, Mortgage Revenue,       1,125,000
                  (GNMA), (AMT), Escrowed to Maturity,
                  5.40%, 1/1/16
-----------------------------------------------------------------------
                                                            $ 5,480,714
-----------------------------------------------------------------------
Hospital -- 14.1%
-----------------------------------------------------------------------
    $1,950        Missouri HEFA, (Barnes Jewish             $ 2,132,403
                  Christian), 5.25%, 5/15/14
     1,500        Missouri HEFA, (Childrens Mercy             1,501,215
                  Hospital), 5.30%, 5/15/28
     1,000        Missouri HEFA, (Freeman Health Systems),    1,011,010
                  5.25%, 2/15/18
     1,000        Missouri HEFA, (Jefferson Memorial          1,033,670
                  Hospital), 6.80%, 5/15/25
       495        Missouri HEFA, (Lake of the Ozarks            514,602
                  General Hospital), 6.50%, 2/15/21
     1,000        Saint Louis County, IDA Health              1,050,340
                  Facilities Revenue, (Jewish Center),
                  5.50%, 2/20/36
     1,250        West Plains IDA, (Ozarks Medical            1,118,062
                  Center), 5.65%, 11/15/22
-----------------------------------------------------------------------
                                                            $ 8,361,302
-----------------------------------------------------------------------
Housing -- 3.2%
-----------------------------------------------------------------------
    $  975        Jefferson County IDA, Multifamily,        $   960,648
                  (Riverview Bend Apartments), (AMT),
                  6.75%, 11/1/29
       395        Missouri Housing Development Authority,       417,061
                  SFMR, (GNMA), (AMT), 6.45%, 9/1/27
       230        Missouri Housing Development Authority,       233,590
                  SFMR, (GNMA), (AMT), 6.75%, 6/1/24
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Housing (continued)
-----------------------------------------------------------------------
    $  295        Missouri Housing Development Authority,   $   314,145
                  SFMR, (GNMA), (AMT), 7.25%, 9/1/26
-----------------------------------------------------------------------
                                                            $ 1,925,444
-----------------------------------------------------------------------
Industrial Development Revenue -- 8.1%
-----------------------------------------------------------------------
    $  970        Jefferson County, (Kmart Corp.),          $   737,200
                  6.40%, 8/1/08
       670        Kansas City IDA, (Airline Cargo               694,924
                  Facilities), (AMT), 8.50%, 1/1/17
     1,000        Missouri Development Finance Authority,     1,052,190
                  Solid Waste Disposal, (Proctor and
                  Gamble Paper Products), (AMT),
                  5.20%, 3/15/29
     1,200        Missouri Environmental Improvement and      1,264,344
                  Energy Resources Authority, (American
                  Cyanamid), 5.80%, 9/1/09
     1,000        Saint Louis IDA, (Anheuser-Busch),          1,040,350
                  (AMT), 5.875%, 11/1/26
-----------------------------------------------------------------------
                                                            $ 4,789,008
-----------------------------------------------------------------------
Insured-Education -- 2.1%
-----------------------------------------------------------------------
    $1,250        Missouri HEFA, (St. Louis University      $ 1,254,212
                  High School), (AMBAC), 4.75%, 10/1/24
-----------------------------------------------------------------------
                                                            $ 1,254,212
-----------------------------------------------------------------------
Insured-Electric Utilities -- 6.2%
-----------------------------------------------------------------------
    $2,250        Missouri Environmental Improvement and    $ 2,328,412
                  Energy Resources Authority, (Union
                  Electric), (AMBAC), (AMT),
                  5.45%, 10/1/28
       400        Puerto Rico Electric Power Authority,         607,072
                  (MBIA), Variable Rate, 7/1/16(2)(3)
       700        Puerto Rico Electric Power Authority,         721,553
                  STRIPES, (FSA), Variable Rate, 7/1/03(4)
-----------------------------------------------------------------------
                                                            $ 3,657,037
-----------------------------------------------------------------------
Insured-General Obligations -- 8.9%
-----------------------------------------------------------------------
    $1,000        Jackson County, (MBIA), 5.00%, 12/1/27    $ 1,023,740
     2,000        Puerto Rico General Obligation, (FGIC),     2,060,080
                  5.00%, 7/1/32
       900        Puerto Rico Infrastructure Financing        1,050,525
                  Authority, (FSA), Variable Rate,
                  7/1/27(2)(3)
     2,000        Saint Charles County, (Francis Howell       1,126,760
                  School District), (FGIC), 0.00%, 3/1/16
-----------------------------------------------------------------------
                                                            $ 5,261,105
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSOURI MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-Hospital -- 7.0%
-----------------------------------------------------------------------
    $9,500        Missouri HEFA, (Lester Cox Medical        $ 4,133,450
                  Center), (MBIA), 0.00%, 9/1/20
-----------------------------------------------------------------------
                                                            $ 4,133,450
-----------------------------------------------------------------------
Insured-Housing -- 2.7%
-----------------------------------------------------------------------
    $1,500        SCA, MFMR Receipts, Springfield, (FSA),   $ 1,579,995
                  7.10%, 1/1/30
-----------------------------------------------------------------------
                                                            $ 1,579,995
-----------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 2.3%
-----------------------------------------------------------------------
    $1,000        Jackson County, Leasehold Revenue,        $   423,300
                  (Truman Sports), (AMBAC), 0.00%, 12/1/20
     2,000        Saint Louis IDA, (Convention Center           928,460
                  Hotel), (AMBAC), 0.00%, 7/15/19
-----------------------------------------------------------------------
                                                            $ 1,351,760
-----------------------------------------------------------------------
Insured-Other Revenue -- 2.6%
-----------------------------------------------------------------------
    $  750        Missouri Development Finance Authority,   $   762,983
                  Cultural Facility, (Nelson Gallery
                  Foundation), (MBIA), 5.00%, 12/1/30
       750        Missouri Development Finance Authority,       792,240
                  Cultural Facility, (Nelson Gallery
                  Foundation), (MBIA), 5.25%, 12/1/22
-----------------------------------------------------------------------
                                                            $ 1,555,223
-----------------------------------------------------------------------
Insured-Special Tax -- 2.1%
-----------------------------------------------------------------------
    $1,250        Bi-State Development Agency, Illinois     $ 1,277,813
                  Metropolitan District, (Metrolink Cross
                  County), (FSA), 5.00%, 10/1/32
-----------------------------------------------------------------------
                                                            $ 1,277,813
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 5.6%
-----------------------------------------------------------------------
    $1,500        Bi-State Development Agency, Illinois     $ 1,524,315
                  Metropolitan District, (Saint Clair
                  County Metrolink Extension), (MBIA),
                  5.00%, 7/1/28
       700        Puerto Rico Infrastructure Financing          753,662
                  Authority, (AMBAC), Variable Rate,
                  7/1/28(3)
     1,000        Puerto Rico Public Finance Corp.,           1,048,940
                  (AMBAC), Variable Rate, 6/1/26(2)(4)
-----------------------------------------------------------------------
                                                            $ 3,326,917
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-Transportation -- 4.3%
-----------------------------------------------------------------------
    $  250        Puerto Rico Highway and Transportation    $   257,510
                  Authority, (FSA), 5.00%, 7/1/32
       600        Puerto Rico Highway and Transportation        612,714
                  Authority, (MBIA), 5.00%, 7/1/38
       500        Puerto Rico Highway and Transportation        638,450
                  Authority, (MBIA), Variable Rate,
                  1/1/19(2)(3)
       910        Saint Louis Airport, (Lambert               1,069,132
                  International Airport), (FGIC), (AMT),
                  6.00%, 7/1/14
-----------------------------------------------------------------------
                                                            $ 2,577,806
-----------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 4.1%
-----------------------------------------------------------------------
    $1,000        Missouri Regional Convention and Sports   $ 1,021,300
                  Complex Authority, 5.50%, 8/15/21
     1,350        Saint Louis County, Regional Convention     1,403,258
                  and Sports Complex Authority,
                  5.50%, 8/15/13
-----------------------------------------------------------------------
                                                            $ 2,424,558
-----------------------------------------------------------------------
Other Revenue -- 2.1%
-----------------------------------------------------------------------
    $  500        Saint Louis IDA, (Saint Louis             $   496,100
                  Convention), (AMT), 7.20%, 12/15/28
       750        Saint Louis IDA, (Saint Louis Science         754,088
                  Center), 6.40%, 11/1/19
-----------------------------------------------------------------------
                                                            $ 1,250,188
-----------------------------------------------------------------------
Pooled Loans -- 4.8%
-----------------------------------------------------------------------
    $2,750        Missouri Higher Education Loan            $ 2,844,435
                  Authority, Student Loan, (AMT),
                  5.45%, 2/15/09
-----------------------------------------------------------------------
                                                            $ 2,844,435
-----------------------------------------------------------------------
Senior Living / Life Care -- 5.0%
-----------------------------------------------------------------------
    $1,000        Kansas City IDR, (Kingswood Manor),       $   913,000
                  5.80%, 11/15/17
       500        Lees Summit IDA, Health Facility, (John       505,840
                  Knox Village), 5.70%, 8/15/22
     1,500        Missouri HEFA, (Lutheran Senior             1,543,830
                  Services), 6.375%, 2/1/27
-----------------------------------------------------------------------
                                                            $ 2,962,670
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MISSOURI MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Water and Sewer -- 2.0%
-----------------------------------------------------------------------
    $1,000        Missouri Environmental Improvement and    $   621,860
                  Energy Resources Authority (Revolving
                  Fund Program), Water Pollution Control,
                  0.00%, 1/1/14
       540        Missouri Environmental Improvement and        594,961
                  Energy Resources Authority, (Revolving
                  Fund Program), 7.20%, 7/1/16
-----------------------------------------------------------------------
                                                            $ 1,216,821
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.4%
   (identified cost $52,431,474)                            $57,230,458
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.6%                      $ 2,121,610
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $59,352,068
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2003, 46.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 7.4% to 18.5% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH CAROLINA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 99.0%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Education -- 9.1%
-----------------------------------------------------------------------
    $2,950        North Carolina Educational Facilities     $ 3,014,221
                  Finance Agency, (Duke University),
                  5.125%, 10/1/41
       300        North Carolina Educational Facilities         306,108
                  Finance Agency, (High Point University),
                  5.125%, 9/1/21
     8,410        University of North Carolina at Chapel      4,413,484
                  Hill, 0.00%, 8/1/17
     1,980        University of North Carolina at Chapel        817,384
                  Hill, 0.00%, 8/1/21
-----------------------------------------------------------------------
                                                            $ 8,551,197
-----------------------------------------------------------------------
Electric Utilities -- 16.0%
-----------------------------------------------------------------------
    $1,015        Chatham County Industrial Facilities and  $ 1,040,507
                  Pollution, (Carolina Power and Light),
                  6.30%, 6/15/14
     5,000        North Carolina Eastern Municipal Power      5,603,600
                  Agency, 6.125%, 1/1/09
     1,250        North Carolina Eastern Municipal Power      1,356,637
                  Agency, 6.75%, 1/1/26
     3,500        North Carolina Municipal Power Agency,      3,867,465
                  (Catawba), 6.50%, 1/1/20
     2,000        Puerto Rico Electric Power Authority,       1,035,920
                  0.00%, 7/1/17
     2,000        Puerto Rico Electric Power Authority,       1,053,500
                  0.00%, 7/1/17
     1,000        Wake County, Industrial Facilities and      1,066,240
                  Pollution Control Financing Authority,
                  (Carolina Power and Light Co.),
                  5.375%, 2/1/17
-----------------------------------------------------------------------
                                                            $15,023,869
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 8.5%
-----------------------------------------------------------------------
    $3,410        North Carolina Eastern Municipal Power    $ 3,386,096
                  Agency, Escrowed to Maturity,
                  4.00%, 1/1/18
     2,210        North Carolina Eastern Municipal Power      2,432,657
                  Agency, Escrowed to Maturity,
                  5.00%, 1/1/17
       440        North Carolina Eastern Municipal Power        477,501
                  Agency, Escrowed to Maturity,
                  5.00%, 1/1/21
     1,500        North Carolina Medical Care Commission,     1,682,400
                  (Annie Penn Memorial Hospital),
                  Prerefunded to 1/1/15, 5.375%, 1/1/22
-----------------------------------------------------------------------
                                                            $ 7,978,654
-----------------------------------------------------------------------
General Obligations -- 8.0%
-----------------------------------------------------------------------
    $1,500        Charlotte, 4.75%, 7/1/28                  $ 1,510,035
     1,000        Charlotte, 5.60%, 6/1/20                    1,125,340
     1,000        New Hanover County, 5.75%, 11/1/17          1,146,430
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

General Obligations (continued)
-----------------------------------------------------------------------
    $3,550        North Carolina Capital Improvements,      $ 3,713,584
                  4.75%, 2/1/12(1)
-----------------------------------------------------------------------
                                                            $ 7,495,389
-----------------------------------------------------------------------
Hospital -- 9.9%
-----------------------------------------------------------------------
    $2,090        Charlotte-Mecklenberg Hospital            $ 1,962,907
                  Authority, 0.00%, 1/1/06
     1,750        Charlotte-Mecklenberg Hospital              1,748,600
                  Authority, 5.00%, 1/15/31
     3,400        North Carolina Medical Care Commission,     2,650,640
                  (Duke University Hospital),
                  0.00%, 6/1/09
     1,000        North Carolina Medical Care Commission,       976,530
                  (Gaston Health Care), 5.00%, 2/15/29
       500        North Carolina Medical Care Commission,       450,385
                  (Halifax Regional Medical Center),
                  5.00%, 8/15/24
     1,000        North Carolina Medical Care Commission,     1,015,280
                  (Southeastern Regional Medical Center),
                  5.375%, 6/1/32
       500        North Carolina Medical Care Commission,       503,985
                  (Union Regional Medical Center),
                  5.375%, 1/1/32
-----------------------------------------------------------------------
                                                            $ 9,308,327
-----------------------------------------------------------------------
Housing -- 5.4%
-----------------------------------------------------------------------
    $1,400        Charlotte Housing Authority, (Double      $ 1,501,906
                  Oaks), FHA, (FNMA), 7.35%, 5/15/26
       285        Guam Housing Corp., Single Family,            310,411
                  (AMT), 5.75%, 9/1/31
     1,455        North Carolina HFA, MFMR, (AMT),            1,526,906
                  6.45%, 9/1/27
     1,400        North Carolina HFA, SFMR, (AMT),            1,444,478
                  6.60%, 9/1/26
       970        Raleigh Housing Authority, Multifamily,       291,000
                  (Cedar Point), 7.00%, 11/1/30(2)
-----------------------------------------------------------------------
                                                            $ 5,074,701
-----------------------------------------------------------------------
Industrial Development Revenue -- 6.1%
-----------------------------------------------------------------------
    $2,750        Haywood County IDA, (Champion             $ 2,716,697
                  International), (AMT), 5.50%, 10/1/18
     1,375        Martin County IDA, (Weyerhaeuser),          1,427,360
                  (AMT), 6.80%, 5/1/24
     2,500        Puerto Rico Port Authority, (American         587,500
                  Airlines), (AMT), 6.25%, 6/1/26
       850        Robeson County, Industrial Facilities         983,722
                  and Pollution Control Financing
                  Authority, (Campbell Soup),
                  6.40%, 12/1/06
-----------------------------------------------------------------------
                                                            $ 5,715,279
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH CAROLINA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-Education -- 3.6%
-----------------------------------------------------------------------
    $1,375        East Carolina University, (AMBAC),        $ 1,463,963
                  5.25%, 11/1/21
     1,900        University of North Carolina, (MBIA),       1,937,278
                  4.50%, 10/1/18
-----------------------------------------------------------------------
                                                            $ 3,401,241
-----------------------------------------------------------------------
Insured-Electric Utilities -- 6.0%
-----------------------------------------------------------------------
    $4,000        North Carolina Eastern Municipal Power    $ 4,183,880
                  Agency, (Catawba Electric), (MBIA),
                  Variable Rate, 1/1/12(3)
     1,500        North Carolina Eastern Municipal Power      1,510,935
                  Agency, (FSA), Variable Rate,
                  1/1/19(3)(4)
-----------------------------------------------------------------------
                                                            $ 5,694,815
-----------------------------------------------------------------------
Insured-General Obligations -- 2.1%
-----------------------------------------------------------------------
    $  945        Smithville Township, Brunswick County,    $   985,002
                  (MBIA), 5.00%, 6/1/23
       995        Smithville Township, Brunswick County,      1,031,437
                  (MBIA), 5.00%, 6/1/24
-----------------------------------------------------------------------
                                                            $ 2,016,439
-----------------------------------------------------------------------
Insured-Hospital -- 2.8%
-----------------------------------------------------------------------
    $  500        Cumberland County Hospital, (MBIA),       $   404,485
                  0.00%, 10/1/09
       935        North Carolina Medical Care Commission,       873,916
                  (Memorial Mission Hospital), (FSA),
                  0.00%, 10/1/06
       500        North Carolina Medical Care Commission,       494,540
                  (Pitt County Memorial Hospital), (MBIA),
                  4.75%, 12/1/28
     1,500        North Carolina Medical Care Commission,       852,285
                  (Wilson Memorial Hospital), (AMBAC),
                  0.00%, 11/1/15
-----------------------------------------------------------------------
                                                            $ 2,625,226
-----------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.8%
-----------------------------------------------------------------------
    $1,575        Franklin, County Jail, (FGIC),            $ 1,715,632
                  6.625%, 6/1/14
-----------------------------------------------------------------------
                                                            $ 1,715,632
-----------------------------------------------------------------------
Insured-Transportation -- 3.9%
-----------------------------------------------------------------------
    $1,375        Puerto Rico Highway and Transportation    $ 1,527,790
                  Authority, (MBIA), 5.50%, 7/1/36
     1,000        Puerto Rico Highway and Transportation      1,116,670
                  Authority, (MBIA), Variable Rate,
                  7/1/36(4)(5)
     1,000        Raleigh Durham, Airport Authority,          1,013,520
                  (FGIC), 5.00%, 11/1/31
-----------------------------------------------------------------------
                                                            $ 3,657,980
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-Water and Sewer -- 3.6%
-----------------------------------------------------------------------
    $1,745        Broad River, Water Authority Water        $ 1,842,825
                  System, (MBIA), 5.375%, 6/1/26
     1,500        Kannapolis, Water and Sewer, (FSA),         1,531,935
                  (AMT), 5.25%, 2/1/26
-----------------------------------------------------------------------
                                                            $ 3,374,760
-----------------------------------------------------------------------
Water and Sewer -- 12.2%
-----------------------------------------------------------------------
    $1,700        Charlotte, Storm Water, 5.00%, 6/1/25     $ 1,747,294
     1,975        Charlotte, Water and Sewer,                 2,062,473
                  5.125%, 6/1/26
     3,500        Charlotte, Water and Sewer,                 4,025,385
                  5.25%, 6/1/25
     1,380        Orange County, Water and Sewer              1,423,456
                  Authority, 5.20%, 7/1/16
     2,000        Winston-Salem, Water and Sewer System,      2,281,340
                  5.125%, 6/1/28
-----------------------------------------------------------------------
                                                            $11,539,948
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 99.0%
   (identified cost $86,871,493)                            $93,173,457
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.0%                      $   955,550
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $94,129,007
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2003, 22.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.5% to 13.3% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Non-income producing security.
 (3)  Security has been issued as an inverse floater bond.
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (5)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

OREGON MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.7%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Cogeneration -- 2.3%
-----------------------------------------------------------------------
    $2,000        Western Generation Agency, (Wauna         $ 1,910,320
                  Cogeneration), (AMT), 7.40%, 1/1/16
-----------------------------------------------------------------------
                                                            $ 1,910,320
-----------------------------------------------------------------------
Electric Utilities -- 1.2%
-----------------------------------------------------------------------
    $1,000        Northern Wasco County, (Bonneville Power  $ 1,016,600
                  Administration), 5.20%, 12/1/24
-----------------------------------------------------------------------
                                                            $ 1,016,600
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 2.8%
-----------------------------------------------------------------------
    $2,000        Medford, Rogue Valley Memorial Hospital,  $ 2,345,980
                  Escrowed to Maturity, 6.25%, 12/1/07
-----------------------------------------------------------------------
                                                            $ 2,345,980
-----------------------------------------------------------------------
General Obligations -- 15.8%
-----------------------------------------------------------------------
    $1,565        Oregon Board of Higher Education,         $   682,465
                  0.00%, 8/1/20
     1,000        Oregon Board of Higher Education,           1,032,180
                  5.00%, 8/1/22
     4,425        Oregon Elderly and Disabled Housing,        4,497,083
                  (AMT), 5.65%, 8/1/26
     2,000        Oregon Veterans Welfare, 5.50%, 12/1/42     2,083,740
     1,080        Oregon Veterans Welfare, 5.90%, 10/1/17     1,146,992
     1,250        Portland, Community College District,       1,303,575
                  5.00%, 6/1/21
     4,850        Puerto Rico, 0.00%, 7/1/17                  2,579,230
-----------------------------------------------------------------------
                                                            $13,325,265
-----------------------------------------------------------------------
Hospital -- 6.6%
-----------------------------------------------------------------------
    $1,750        Clackamas County, Hospital Facility       $ 1,755,180
                  Authority, (Homewoods), 5.15%, 10/20/37
     2,105        Hood River County, Health Facilities        2,242,372
                  Authority, Elderly Housing, (Down
                  Manor), 6.50%, 1/1/17
     1,500        Umatilla County, Hospital Facility          1,535,820
                  Authority, (Catholic Health
                  Initiatives), 5.50%, 3/1/32
-----------------------------------------------------------------------
                                                            $ 5,533,372
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Housing -- 19.7%
-----------------------------------------------------------------------
    $  985        Oregon Health Authority, (Trillium        $   925,260
                  Affordable Housing), (AMT),
                  6.75%, 2/15/29
       750        Oregon Housing and Community Services         766,327
                  Department, MFMR, (AMT), 5.70%, 7/1/29
     1,500        Oregon Housing and Community Services       1,559,850
                  Department, MFMR, (AMT), 6.20%, 7/1/28
     1,335        Oregon Housing and Community Services       1,402,217
                  Department, SFMR, (AMT), 6.20%, 7/1/27
     1,030        Oregon Housing and Community Services       1,077,236
                  Department, SFMR, (AMT), 6.40%, 7/1/26
     1,440        Oregon Housing and Community Services       1,507,421
                  Department, SFMR, (AMT), 6.45%, 7/1/26
     3,710        Portland Housing Authority, MFMR, (Berry    3,828,794
                  Ridge), (AMT), 6.30%, 5/1/29
     2,875        Portland Housing Authority, MFMR,           3,009,349
                  (Cherry Blossom), (AMT),
                  6.20%, 12/20/36
     1,000        Portland Housing Authority, MFMR,           1,016,670
                  (Village Court), 6.00%, 1/1/27
     1,500        Washington County Housing Authority,        1,542,915
                  MFMR, (Bethany Meadows), (AMT),
                  5.85%, 9/1/27
-----------------------------------------------------------------------
                                                            $16,636,039
-----------------------------------------------------------------------
Industrial Development Revenue -- 7.5%
-----------------------------------------------------------------------
    $  500        Oregon EDA, (Georgia-Pacific), (AMT),     $   338,640
                  5.70%, 12/1/25
     3,500        Port of Astoria, PCR, (James River          2,897,090
                  Corp.), 6.55%, 2/1/15
     1,000        Port of Portland, (North Portland Crown     1,004,820
                  Zellerbach Corp.), 6.125%, 5/15/08
     2,250        Port of Portland, Special Obligation        1,631,723
                  Revenue Bonds, (Delta Airlines, Inc.),
                  (AMT), 6.20%, 9/1/22
       750        Puerto Rico Port Authority, (American         176,250
                  Airlines), (AMT), 6.25%, 6/1/26
     1,320        Puerto Rico Port Authority, (American         310,200
                  Airlines), (AMT), 6.30%, 6/1/23
-----------------------------------------------------------------------
                                                            $ 6,358,723
-----------------------------------------------------------------------
Insured-Education -- 7.5%
-----------------------------------------------------------------------
    $4,850        Oregon Health Science University,         $ 2,042,869
                  (MBIA), 0.00%, 7/1/21
     1,500        Oregon Health Science University,           1,527,345
                  (MBIA), 5.00%, 7/1/32
     1,000        Oregon Health, Housing, Educational and     1,093,800
                  Cultural Facilities Authority, (Lewis
                  and Clark College), (MBIA),
                  6.00%, 10/1/13

                       SEE NOTES TO FINANCIAL STATEMENTS

OREGON MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Insured-Education (continued)
-----------------------------------------------------------------------
    $1,500        Oregon Health, Housing, Educational and   $ 1,632,465
                  Cultural Facilities Authority, (Lewis
                  and Clark College), (MBIA),
                  6.125%, 10/1/24
-----------------------------------------------------------------------
                                                            $ 6,296,479
-----------------------------------------------------------------------
Insured-Electric Utilities -- 5.5%
-----------------------------------------------------------------------
    $1,000        Emerald People's Utility District,        $ 1,023,720
                  Electric System, (AMBAC), 5.75%, 11/1/16
     1,000        Eugene, Electric Utility, (FSA),            1,053,870
                  5.25%, 8/1/22
     1,000        Puerto Rico Electric Power Authority,       1,052,610
                  (FSA), 5.125%, 7/1/26
     1,800        Puerto Rico Electric Power Authority,         964,242
                  (MBIA), 0.00%, 7/1/17
       500        Puerto Rico Electric Power Authority,         515,395
                  STRIPES, (FSA), Variable Rate, 7/1/03(1)
-----------------------------------------------------------------------
                                                            $ 4,609,837
-----------------------------------------------------------------------
Insured-General Obligations -- 12.4%
-----------------------------------------------------------------------
    $2,000        Clackamas County, School District No.     $ 2,048,100
                  007J, (Lake Oswego), (MBIA),
                  5.00%, 6/1/26(2)
     1,000        Columbia, School District No. 502,            535,400
                  (FGIC), 0.00%, 6/1/17
       200        Jefferson County, School District No.         208,210
                  509J, (FGIC), 5.00%, 6/15/22
       500        Jefferson County, School District No.         542,235
                  509J, (FGIC), 5.25%, 6/15/19
     3,900        Puerto Rico General Obligation, (FGIC),     4,017,156
                  5.00%, 7/1/32
     1,000        Salem-Keizer, School District No. 24J,      1,054,540
                  (FGIC), 5.00%, 6/1/17
       950        Umatilla County, School District No.        1,058,357
                  008R, (MBIA), Variable Rate,
                  6/15/19(1)(3)
     1,000        Yamhill County, School District No.         1,015,340
                  029J, (MBIA), 4.75%, 6/15/23
-----------------------------------------------------------------------
                                                            $10,479,338
-----------------------------------------------------------------------
Insured-Hospital -- 0.6%
-----------------------------------------------------------------------
    $  500        Oregon Health, Housing, Educational and   $   506,335
                  Cultural Facilities Authority, (Peace
                  Health), (AMBAC), 5.00%, 11/15/32
-----------------------------------------------------------------------
                                                            $   506,335
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.9%
-----------------------------------------------------------------------
    $1,500        Oregon Department of Administration       $ 1,607,595
                  Services, (MBIA), 5.25%, 11/1/20
-----------------------------------------------------------------------
                                                            $ 1,607,595
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 2.3%
-----------------------------------------------------------------------
    $1,000        Portland, Arena Natural Gas Tax Revenue,  $   436,630
                  (AMBAC), 0.00%, 6/1/17
     1,400        Puerto Rico Infrastructure Financing        1,507,324
                  Authority, (AMBAC), Variable Rate,
                  7/1/28(4)
-----------------------------------------------------------------------
                                                            $ 1,943,954
-----------------------------------------------------------------------
Insured-Transportation -- 2.2%
-----------------------------------------------------------------------
    $1,000        Oregon Department of Transportation,      $ 1,084,490
                  (Westside Light Rail), (MBIA),
                  6.25%, 6/1/09
       700        Puerto Rico Highway and Transportation        763,084
                  Authority, (FSA), Variable Rate,
                  7/1/32(3)(4)
-----------------------------------------------------------------------
                                                            $ 1,847,574
-----------------------------------------------------------------------
Insured-Water and Sewer -- 0.9%
-----------------------------------------------------------------------
    $  750        Washington County, Clean Water Services,  $   779,970
                  (Senior Lien), (FGIC), 5.00%, 10/1/21
-----------------------------------------------------------------------
                                                            $   779,970
-----------------------------------------------------------------------
Miscellaneous -- 0.5%
-----------------------------------------------------------------------
    $  300        Puerto Rico Infrastructure Financing      $   440,085
                  Authority, Variable Rate, 10/1/32(3)(4)
-----------------------------------------------------------------------
                                                            $   440,085
-----------------------------------------------------------------------
Special Tax Revenue -- 3.7%
-----------------------------------------------------------------------
    $2,475        Portland Limited Tax General Obligation,  $   959,756
                  0.00%, 6/1/22
     2,000        Tri-County Metropolitan Transportation      2,175,000
                  District, Variable Rate, 8/1/19(1)(3)
-----------------------------------------------------------------------
                                                            $ 3,134,756
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

OREGON MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Transportation -- 2.5%
-----------------------------------------------------------------------
    $2,000        Oregon Department of Transportation,      $ 2,070,120
                  (Highway User Tax), 5.125%, 11/15/26
-----------------------------------------------------------------------
                                                            $ 2,070,120
-----------------------------------------------------------------------
Water and Sewer -- 2.8%
-----------------------------------------------------------------------
    $2,000        Clackamas County, Water Revenue,          $ 2,328,580
                  6.375%, 10/1/14
-----------------------------------------------------------------------
                                                            $ 2,328,580
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.7%
   (identified cost $80,599,567)                            $83,170,922
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.3%                      $ 1,069,032
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $84,239,954
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Oregon municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2003, 33.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.1% to 16.9% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH CAROLINA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 97.9%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Electric Utilities -- 3.5%
-----------------------------------------------------------------------
    $  500        Berkeley County, (South Carolina          $   517,070
                  Electric and Gas), 6.50%, 10/1/14
     1,150        Darlington County, (Carolina Power and      1,188,881
                  Light), 6.60%, 11/1/10
-----------------------------------------------------------------------
                                                            $ 1,705,951
-----------------------------------------------------------------------
General Obligations -- 8.4%
-----------------------------------------------------------------------
    $  350        Beaufort County, School District,         $   367,780
                  5.00%, 3/1/20
     1,500        Charleston County, School District,         1,538,490
                  5.00%, 2/1/25
       695        Kershaw County, School District,              733,857
                  5.00%, 2/1/18
       600        Orangeburg County, Consolidated School        663,552
                  District No. 5, 5.625%, 3/1/19
       270        Puerto Rico, 4.50%, 7/1/23                    258,692
       500        South Carolina, 4.75%, 4/1/20                 517,720
-----------------------------------------------------------------------
                                                            $ 4,080,091
-----------------------------------------------------------------------
Hospital -- 11.6%
-----------------------------------------------------------------------
    $  215        Horry County, (Conway Hospital),          $   220,388
                  6.75%, 7/1/12
     1,000        Lexington County, (Health Services          1,015,660
                  District, Inc.), 5.50%, 11/1/32
       750        Loris, Community Hospital District,           728,077
                  5.625%, 1/1/29
     1,000        Medical University Hospital Authority,      1,046,330
                  6.50%, 8/15/32
     1,500        South Carolina Jobs Economic Development    1,521,150
                  Authority, (Bon Secours Health System,
                  Inc.), 5.625%, 11/15/30
     1,000        South Carolina Jobs Economic Development    1,093,620
                  Authority, (Oconee Memorial Hospital),
                  6.15%, 3/1/25
-----------------------------------------------------------------------
                                                            $ 5,625,225
-----------------------------------------------------------------------
Housing -- 4.9%
-----------------------------------------------------------------------
    $1,280        South Carolina Housing Finance            $ 1,347,213
                  Authority, MFMR, (Runaway Bay
                  Apartments), 6.20%, 12/1/20
       985        South Carolina Housing Finance              1,021,731
                  Authority, SFMR, 6.45%, 7/1/17
-----------------------------------------------------------------------
                                                            $ 2,368,944
-----------------------------------------------------------------------
Industrial Development Revenue -- 14.9%
-----------------------------------------------------------------------
    $1,250        Darlington County, (Nucor), (AMT),        $ 1,276,400
                  5.75%, 8/1/23(1)
     1,000        Darlington County, (Sonoco Products),       1,036,910
                  6.00%, 4/1/26
       260        Florence County, (Stone Container),           261,599
                  7.375%, 2/1/07
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Industrial Development Revenue (continued)
-----------------------------------------------------------------------
    $1,000        Georgetown County, (International         $   981,300
                  Paper), 5.70%, 10/1/21
       400        Puerto Rico Port Authority, (American          94,000
                  Airlines), (AMT), 6.25%, 6/1/26
     1,000        Richland County, (Union Camp), (AMT),       1,017,350
                  6.75%, 5/1/22
     1,500        Spartanburg County, Solid Waste,            1,639,335
                  (Bavarian Motor Works Corp.), (AMT),
                  7.55%, 11/1/24
     1,000        York County, (Hoechst Celanese), (AMT),       936,310
                  5.70%, 1/1/24
-----------------------------------------------------------------------
                                                            $ 7,243,204
-----------------------------------------------------------------------
Insured-Education -- 1.1%
-----------------------------------------------------------------------
    $  500        Puerto Rico Industrial, Tourist,          $   536,465
                  Educational, Medical and Environmental,
                  Residual Certificates, (MBIA), Variable
                  Rate, 7/1/33(2)(3)
-----------------------------------------------------------------------
                                                            $   536,465
-----------------------------------------------------------------------
Insured-Electric Utilities -- 10.3%
-----------------------------------------------------------------------
    $1,000        Piedmont Municipal Power Agency, (MBIA),  $   897,720
                  4.00%, 1/1/23
       195        Piedmont Municipal Power Agency, (MBIA),      199,758
                  6.30%, 1/1/14
     1,000        Puerto Rico Electric Power Authority,       1,012,620
                  (FSA), 4.75%, 7/1/24
     2,500        Puerto Rico Electric Power Authority,       1,339,225
                  (MBIA), 0.00%, 7/1/17
       500        South Carolina Public Service Authority,      509,325
                  (FSA), 5.125%, 1/1/37
     1,000        South Carolina Public Service Authority,    1,053,450
                  (FSA), 5.125%, 1/1/21
-----------------------------------------------------------------------
                                                            $ 5,012,098
-----------------------------------------------------------------------
Insured-General Obligations -- 3.2%
-----------------------------------------------------------------------
    $1,000        Lancaster County, School District,        $ 1,038,800
                  (FSA), 4.75%, 3/1/18
       500        Spartanburg, Sanitary Sewer District,         508,420
                  (MBIA), 5.00%, 3/1/26
-----------------------------------------------------------------------
                                                            $ 1,547,220
-----------------------------------------------------------------------
Insured-Hospital -- 8.5%
-----------------------------------------------------------------------
    $1,000        Greenville Hospital System, (AMBAC),      $ 1,011,300
                  5.00%, 5/1/31
     1,000        South Carolina Jobs Economic Development    1,034,340
                  Authority, (Baptist Hospital), (AMBAC),
                  5.45%, 8/1/15
     1,000        South Carolina Jobs Economic Development    1,068,670
                  Authority, (Baptist Hospital), (AMBAC),
                  Variable Rate, 8/1/15(4)

                       SEE NOTES TO FINANCIAL STATEMENTS

SOUTH CAROLINA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Insured-Hospital (continued)
-----------------------------------------------------------------------
    $1,000        Spartanburg County, (Health Services      $ 1,027,090
                  District, Inc.), (FSA), 5.25%, 4/15/32
-----------------------------------------------------------------------
                                                            $ 4,141,400
-----------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.1%
-----------------------------------------------------------------------
    $  500        Charleston County, (Charleston Public     $   539,305
                  Facilities Corp.), (MBIA), 6.10%, 6/1/11
-----------------------------------------------------------------------
                                                            $   539,305
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 0.6%
-----------------------------------------------------------------------
    $  260        Puerto Rico Infrastructure Financing      $   279,932
                  Authority, (AMBAC), Variable Rate,
                  7/1/28(3)
-----------------------------------------------------------------------
                                                            $   279,932
-----------------------------------------------------------------------
Insured-Transportation -- 7.9%
-----------------------------------------------------------------------
    $  750        Puerto Rico Highway and Transportation    $   757,710
                  Authority, (FSA), 4.75%, 7/1/38
     1,000        Richland-Lexington, Airport District,       1,012,410
                  (Columbia Metropolitan Airport), (FSA),
                  5.00%, 1/1/31
       750        South Carolina Transportation                 768,502
                  Infrastructure, (AMBAC),
                  5.125%, 10/1/31
     1,250        South Carolina Transportation               1,300,325
                  Infrastructure, (AMBAC), 5.25%, 10/1/31
-----------------------------------------------------------------------
                                                            $ 3,838,947
-----------------------------------------------------------------------
Insured-Utilities -- 7.9%
-----------------------------------------------------------------------
    $2,000        Greer, Combined Utility System, (AMBAC),  $ 2,266,860
                  5.50%, 9/1/32
     1,500        South Carolina Jobs Economic Development    1,561,215
                  Authority, (South Carolina Electric and
                  Gas Co.), (AMBAC), 5.20%, 11/1/27
-----------------------------------------------------------------------
                                                            $ 3,828,075
-----------------------------------------------------------------------
Insured-Water and Sewer -- 6.8%
-----------------------------------------------------------------------
    $  750        Beaufort-Jasper, Water and Sewer          $   765,540
                  Authority, (FSA), 5.00%, 3/1/26
     1,000        Easley, (FSA), 5.00%, 12/1/27               1,020,600
     1,500        Grand Strand, Water and Sewer Authority,    1,531,665
                  (FSA), 5.00%, 6/1/26
-----------------------------------------------------------------------
                                                            $ 3,317,805
-----------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 1.6%
-----------------------------------------------------------------------
    $  750        Lexington County School District,         $   801,158
                  6.90%, 7/1/08
-----------------------------------------------------------------------
                                                            $   801,158
-----------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Miscellaneous -- 1.0%
-----------------------------------------------------------------------
    $  500        Tobacco Settlement Management Authority,  $   490,510
                  6.00%, 5/15/22
-----------------------------------------------------------------------
                                                            $   490,510
-----------------------------------------------------------------------
Other Revenue -- 1.5%
-----------------------------------------------------------------------
    $  550        Puerto Rico Infrastructure Financing      $   704,094
                  Authority, Variable Rate, 10/1/32(2)(3)
-----------------------------------------------------------------------
                                                            $   704,094
-----------------------------------------------------------------------
Pooled Loans -- 2.2%
-----------------------------------------------------------------------
    $1,000        South Carolina Education Authority,       $ 1,045,440
                  Student Loan, (AMT), 6.30%, 9/1/08
-----------------------------------------------------------------------
                                                            $ 1,045,440
-----------------------------------------------------------------------
Transportation -- 0.9%
-----------------------------------------------------------------------
    $1,000        Connector 2000 Association Inc., Bridge   $   434,520
                  & Toll Road Revenue, (Southern
                  Connector), 5.25%, 1/1/23
-----------------------------------------------------------------------
                                                            $   434,520
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.9%
   (identified cost $45,122,048)                            $47,540,384
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.1%                      $ 1,009,061
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $48,549,445
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
 The Portfolio invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2003, 50.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.3% to 20.5% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

TENNESSEE MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.4%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Education -- 3.1%
-----------------------------------------------------------------------
    $1,500        Metropolitan Government of Nashville and  $ 1,524,555
                  Davidson County, (Vanderbilt
                  University), 5.00%, 10/1/28
-----------------------------------------------------------------------
                                                            $ 1,524,555
-----------------------------------------------------------------------
Electric Utilities -- 2.1%
-----------------------------------------------------------------------
    $1,000        Metropolitan Government of Nashville and  $ 1,026,490
                  Davidson County, Electric Revenue,
                  5.125%, 5/15/26
-----------------------------------------------------------------------
                                                            $ 1,026,490
-----------------------------------------------------------------------
Escrowed / Prerefunded -- 13.5%
-----------------------------------------------------------------------
    $1,500        Johnson City, Health and Educational      $ 1,581,960
                  Facilities Board, (Johnson City Medical
                  Center), (MBIA), Prerefunded to 7/1/23,
                  5.125%, 7/1/25
     1,000        Johnson, School District Sales Tax,         1,157,740
                  (AMBAC), Prerefunded to 5/1/06,
                  6.70%, 5/1/21
       750        Metropolitan Government of Nashville and      842,370
                  Davidson County, (Charity Obligated
                  Group), Prerefunded to 11/1/10,
                  5.125%, 11/1/27
     1,500        Shelby County, (Lebonheur Children's        1,705,560
                  Hospital), (MBIA), Escrowed to Maturity,
                  5.50%, 8/15/12
     1,200        Tennessee Local Development Authority,      1,325,568
                  Community Provider, Prerefunded to
                  10/1/04, 6.55%, 10/1/23
-----------------------------------------------------------------------
                                                            $ 6,613,198
-----------------------------------------------------------------------
Hospital -- 7.1%
-----------------------------------------------------------------------
    $  500        Knox County, HEFA, (East Tennessee        $   498,885
                  Hospital), 5.75%, 7/1/33
       250        Knox County, HEFA, (Mercy Health              255,262
                  System), 6.50%, 10/1/12
     1,000        Montgomery County, (Clarksville Regional      910,150
                  Health System), 5.375%, 1/1/28
       750        Sullivan County, Health Education and         774,187
                  Facility Board, (Wellmont Health
                  System), 6.25%, 9/1/22
     1,000        Sumner County, (Sumner Regional Health      1,064,760
                  Systems), 7.50%, 11/1/14(1)
-----------------------------------------------------------------------
                                                            $ 3,503,244
-----------------------------------------------------------------------
Housing -- 6.6%
-----------------------------------------------------------------------
    $  750        Metropolitan Government of Nashville and  $   769,417
                  Davidson County, (The Park at
                  Hermitage), 5.90%, 2/1/19
       845        Tennessee Housing Development Agency,         872,598
                  5.375%, 7/1/23
       895        Tennessee Housing Development Agency,         916,883
                  5.85%, 7/1/13
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Housing (continued)
-----------------------------------------------------------------------
    $  695        Tennessee Housing Development Agency,     $   707,559
                  (AMT), 5.75%, 7/1/24
-----------------------------------------------------------------------
                                                            $ 3,266,457
-----------------------------------------------------------------------
Industrial Development Revenue -- 10.6%
-----------------------------------------------------------------------
    $  750        Chattanooga, (E.I. du Pont de Nemours),   $   777,405
                  6.35%, 7/1/22
       500        Hardeman County, (Correctional                504,090
                  Facilities Corp.), 7.75%, 8/1/17
       500        Humphreys County, (E.I. du Pont de            530,730
                  Nemours), (AMT), 6.70%, 5/1/24
     1,000        Loudon County, (Kimberly-Clark), (AMT),     1,021,260
                  6.20%, 2/1/23
       750        Maury County, (Saturn), 6.50%, 9/1/24         777,180
       500        McMinn County, (Calhoun Newsprint -           485,055
                  Bowater), (AMT), 7.40%, 12/1/22
     1,000        Memphis-Shelby County Airport Authority,    1,025,380
                  (Federal Express), (AMT), 6.20%, 7/1/14
       186        Metropolitan Government of Nashville and       63,681
                  Davidson County, (Osco Treatment
                  Systems), (AMT), 6.00%, 5/1/03(2)
-----------------------------------------------------------------------
                                                            $ 5,184,781
-----------------------------------------------------------------------
Insured-Cogeneration -- 3.1%
-----------------------------------------------------------------------
    $1,500        Metropolitan Government of Nashville and  $ 1,522,200
                  Davidson County, (AMBAC), 5.00%, 10/1/33
-----------------------------------------------------------------------
                                                            $ 1,522,200
-----------------------------------------------------------------------
Insured-Education -- 5.0%
-----------------------------------------------------------------------
    $1,000        Metropolitan Government of Nashville and  $ 1,009,280
                  Davidson County, (Meharry Medical
                  College), (AMBAC), 5.00%, 12/1/24
     1,230        Metropolitan Government of Nashville and    1,462,298
                  Davidson County, (Meharry Medical
                  College), (AMBAC), 6.00%, 12/1/19
-----------------------------------------------------------------------
                                                            $ 2,471,578
-----------------------------------------------------------------------
Insured-Electric Utilities -- 9.0%
-----------------------------------------------------------------------
    $1,000        Lawrenceburg, Electric, (MBIA),           $ 1,277,410
                  6.625%, 7/1/18
     1,750        Madison County Suburban Utility             1,828,662
                  District, (MBIA), 5.00%, 2/1/19
       500        Puerto Rico Electric Power Authority,         526,305
                  (FSA), 5.125%, 7/1/26
       250        Puerto Rico Electric Power Authority,         379,420
                  (MBIA), Variable Rate, 7/1/16(3)(4)
       400        Puerto Rico Electric Power Authority,         412,316
                  STRIPES, (FSA), Variable Rate, 7/1/03(5)
-----------------------------------------------------------------------
                                                            $ 4,424,113
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TENNESSEE MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------
Insured-General Obligations -- 14.7%
-----------------------------------------------------------------------
    $1,425        Franklin, Special School District,        $   651,738
                  (FSA), 0.00%, 6/1/19
     2,500        Franklin, Special School District,          1,073,275
                  (FSA), 0.00%, 6/1/20
       500        Greene County, (FGIC), 5.00%, 6/1/26          509,960
       500        Lawrenceburg, Public Building Authority,      530,260
                  (Electric System-Public Works), (AMBAC),
                  5.00%, 7/1/26
     1,000        Lawrenceburg, Public Building Authority,    1,015,960
                  (Electric System-Public Works), (FSA),
                  5.00%, 7/1/26
       500        Lincoln County, (FGIC), 5.25%, 4/1/21         555,605
     1,750        Puerto Rico General Obligation, (FGIC),     1,802,570
                  5.00%, 7/1/32
       700        Puerto Rico Infrastructure Financing          817,075
                  Authority, (FSA), Variable Rate,
                  7/1/27(3)(4)
       250        Putnam County, (FGIC), 5.25%, 4/1/20          279,335
-----------------------------------------------------------------------
                                                            $ 7,235,778
-----------------------------------------------------------------------
Insured-Hospital -- 1.9%
-----------------------------------------------------------------------
    $  500        Bristol, (Bristol Memorial Hospital),     $   605,670
                  (FGIC), 6.75%, 9/1/10
       250        Chattanooga, (Memorial Hospital),             307,068
                  (MBIA), 6.625%, 9/1/09
-----------------------------------------------------------------------
                                                            $   912,738
-----------------------------------------------------------------------
Insured-Housing -- 2.1%
-----------------------------------------------------------------------
    $1,000        Knox County, SCA Realty, MFMR, (FSA),     $ 1,053,700
                  7.125%, 1/1/30
-----------------------------------------------------------------------
                                                            $ 1,053,700
-----------------------------------------------------------------------
Insured-Nursing Home -- 3.1%
-----------------------------------------------------------------------
    $1,500        Knox County, HEFA, (Covenant Health),     $ 1,522,635
                  (FSA), 5.00%, 1/1/26
-----------------------------------------------------------------------
                                                            $ 1,522,635
-----------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.1%
-----------------------------------------------------------------------
    $  500        Puerto Rico Public Finance Corp.,         $   524,470
                  (AMBAC), Variable Rate, 6/1/26(3)(5)
-----------------------------------------------------------------------
                                                            $   524,470
-----------------------------------------------------------------------
Insured-Transportation -- 6.5%
-----------------------------------------------------------------------
    $1,500        Memphis-Shelby County Airport Authority,  $ 1,630,335
                  (MBIA), (AMT), 6.00%, 3/1/24
     1,000        Memphis-Shelby County Airport Authority,    1,166,990
                  (MBIA), (AMT), 6.50%, 2/15/09
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-----------------------------------------------------------------------

Insured-Transportation (continued)
-----------------------------------------------------------------------
    $  300        Puerto Rico Highway and Transportation    $   383,070
                  Authority, (MBIA), Variable Rate,
                  1/1/19(3)(4)
-----------------------------------------------------------------------
                                                            $ 3,180,395
-----------------------------------------------------------------------
Insured-Water and Sewer -- 6.7%
-----------------------------------------------------------------------
    $1,000        Clarksville, Water, Sewer and Gas,        $ 1,122,040
                  (FSA), 5.25%, 2/1/18
     1,000        Metropolitan Government of Nashville and    1,120,550
                  Davidson County, Water System, (FGIC),
                  5.20%, 1/1/13
     2,000        Metropolitan Government of Nashville and    1,037,680
                  Davidson County, Water System, (MBIA),
                  0.00%, 5/15/17
-----------------------------------------------------------------------
                                                            $ 3,280,270
-----------------------------------------------------------------------
Nursing Home -- 2.2%
-----------------------------------------------------------------------
    $1,000        Tennessee State Veterans' Homes Board,    $ 1,079,980
                  (Humboldt), 6.65%, 2/1/14
-----------------------------------------------------------------------
                                                            $ 1,079,980
-----------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.4%
   (identified cost $44,904,774)                            $48,326,582
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.6%                      $   790,432
-----------------------------------------------------------------------
Net Assets -- 100.0%                                        $49,117,014
-----------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
 The Portfolio invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2003, 63.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 10.1% to 23.4% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Non-income producing security.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  Security has been issued as an inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

VIRGINIA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.5%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
Education -- 0.6%
------------------------------------------------------------------------
    $  750        Virginia College Building Authority,      $    766,117
                  (Hampton University), 5.75%, 4/1/14
------------------------------------------------------------------------
                                                            $    766,117
------------------------------------------------------------------------
Escrowed / Prerefunded -- 0.9%
------------------------------------------------------------------------
    $1,000        Washington County IDA, (Johnston          $  1,125,320
                  Memorial Hospital), Prerefunded to
                  7/1/05, 6.00%, 7/1/14
------------------------------------------------------------------------
                                                            $  1,125,320
------------------------------------------------------------------------
General Obligations -- 4.1%
------------------------------------------------------------------------
    $1,165        Arlington County, 5.25%, 6/1/18(1)        $  1,255,882
     1,390        Peninsula Airport Commission, (City          1,473,984
                  Guaranteed), (AMT), 5.50%, 7/15/21
     2,000        Virginia Public School Authority,            2,096,780
                  5.00%, 8/1/21
------------------------------------------------------------------------
                                                            $  4,826,646
------------------------------------------------------------------------
Hospital -- 9.2%
------------------------------------------------------------------------
    $2,250        Albemarle County IDA, (Martha Jefferson   $  2,251,890
                  Hospital), 5.25%, 10/1/35
     1,500        Fairfax County IDA, (Inova Health            1,640,445
                  System), 5.00%, 8/15/14
     2,000        Fairfax County IDA, (Inova Health            2,187,560
                  System), 5.00%, 8/15/15
     1,250        Fredericksburg IDA, (Medicorp Health         1,234,737
                  System), 5.125%, 6/15/33
     1,000        Henrico County EDA, (Bon Secours Health      1,022,840
                  System, Inc.), 5.60%, 11/15/30
     1,000        Loudoun County IDA, (Loudon Hospital         1,024,130
                  Center), 6.00%, 6/1/22
     1,000        Loudoun County IDA, (Loudon Hospital         1,017,040
                  Center), 6.10%, 6/1/32
       520        Manassas IDA, (Prince William Hospital),       520,177
                  5.25%, 4/1/33
------------------------------------------------------------------------
                                                            $ 10,898,819
------------------------------------------------------------------------
Housing -- 4.8%
------------------------------------------------------------------------
    $1,000        Alexandria Redevelopment and Housing      $    986,940
                  Authority, MFMR, (Buckingham Village
                  Apartments), (AMT), 5.45%, 7/1/18
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------

Housing (continued)
------------------------------------------------------------------------
    $2,160        Multifamily Housing Bond Pass Through     $  2,220,394
                  Certificates of Beneficial Owners,
                  (Prince William County), (AMT),
                  6.00%, 11/1/33
     1,500        Prince William County IDA, (Melrose          1,451,220
                  Apartments), 5.40%, 1/1/29
     1,000        Virginia HDA, SFMR, Variable Rate,           1,017,170
                  7/1/04(2)
------------------------------------------------------------------------
                                                            $  5,675,724
------------------------------------------------------------------------
Industrial Development Revenue -- 14.2%
------------------------------------------------------------------------
    $2,000        Bedford County, (Nekoosa Packaging),      $  1,325,700
                  (AMT), 5.60%, 12/1/25
     2,190        Chesapeake, (Cargill), 5.875%, 3/1/13        2,254,298
     2,500        Giles, (Hoechst Celanese), (AMT),            2,510,050
                  6.45%, 5/1/26
       500        Giles, (Hoechst Celanese), (AMT),              504,135
                  6.625%, 12/1/22
     1,500        Isle of Wright County IDA,                   1,583,925
                  (International Paper), (AMT),
                  6.60%, 5/1/24
     2,000        Isle of Wright County IDA, (Union Camp),     2,040,240
                  (AMT), 6.55%, 4/1/24
     1,250        James City County IDA, (Anheuser Busch),     1,310,375
                  (AMT), 6.00%, 4/1/32
     2,280        Norfolk Airport Authority, (AMT),            2,210,620
                  6.25%, 1/1/30
     1,000        Peninsula Ports Authority Revenue (CSX       1,055,210
                  Transportation), 6.00%, 12/15/12
       770        Puerto Rico Port Authority, (American          180,950
                  Airlines), (AMT), 6.25%, 6/1/26
       980        West Point, (Chesapeake Corp.),                792,595
                  6.25%, 3/1/19
     1,435        West Point, (Chesapeake Corp.), (AMT),       1,194,924
                  6.375%, 3/1/19
------------------------------------------------------------------------
                                                            $ 16,963,022
------------------------------------------------------------------------
Insured-Education -- 7.9%
------------------------------------------------------------------------
    $3,000        Virginia College Building Authority,      $  3,080,400
                  (Regent University), (MBIA),
                  5.125%, 10/1/31
     5,680        Virginia College Building Authority,         6,270,266
                  (Washington and Lee University), (MBIA),
                  5.25%, 1/1/31
------------------------------------------------------------------------
                                                            $  9,350,666
------------------------------------------------------------------------
Insured-Electric Utilities -- 3.0%
------------------------------------------------------------------------
    $  165        Puerto Rico Electric Power Authority,     $    191,784
                  (MBIA), Variable Rate, 7/1/29(3)(4)
       700        Puerto Rico Electric Power Authority,        1,062,376
                  (MBIA), Variable Rate, 7/1/16(3)(4)

                       SEE NOTES TO FINANCIAL STATEMENTS

VIRGINIA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Electric Utilities (continued)
------------------------------------------------------------------------
    $1,000        Puerto Rico Electric Power Authority,     $  1,144,690
                  (XLCA), 5.375%, 7/1/18
     1,000        Puerto Rico Electric Power Authority,        1,162,330
                  RITES, (FSA), Variable Rate,
                  7/1/20(3)(4)
------------------------------------------------------------------------
                                                            $  3,561,180
------------------------------------------------------------------------
Insured-General Obligations -- 1.0%
------------------------------------------------------------------------
    $1,000        Puerto Rico Infrastructure Financing      $  1,167,250
                  Authority, (FSA), Variable Rate,
                  7/1/27(3)(4)
------------------------------------------------------------------------
                                                            $  1,167,250
------------------------------------------------------------------------
Insured-Hospital -- 9.7%
------------------------------------------------------------------------
    $2,000        Danville IDA, (Danville Regional Medical  $  2,142,160
                  Center), (AMBAC), 5.25%, 10/1/28
     1,500        Henrico County, (Bon Secour Health           1,836,765
                  Systems), (MBIA), 6.25%, 8/15/20
     5,000        Virginia Beach, (Virginia Beach Memorial     5,489,400
                  Hospital), (AMBAC), 5.125%, 2/15/18
     1,700        Winchester IDA, (Winchester Medical          2,081,854
                  Center), (AMBAC), Variable Rate,
                  1/21/14(2)
------------------------------------------------------------------------
                                                            $ 11,550,179
------------------------------------------------------------------------
Insured-Housing -- 1.7%
------------------------------------------------------------------------
    $2,000        Virginia HDA, (MBIA), 5.375%, 7/1/36      $  2,066,340
------------------------------------------------------------------------
                                                            $  2,066,340
------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 0.8%
------------------------------------------------------------------------
    $  900        Powhatan County, EDA Lease Revenue        $    945,423
                  (AMBAC), 5.25%, 7/15/33
------------------------------------------------------------------------
                                                            $    945,423
------------------------------------------------------------------------
Insured-Transportation -- 13.8%
------------------------------------------------------------------------
    $5,000        Chesapeake Bay Bridge and Tunnel          $  5,650,200
                  Commission District, (General
                  Resolution), (MBIA), 5.50%, 7/1/25
     3,255        Metro Washington, DC, Authority Airport      3,396,300
                  System, (MBIA), (AMT), 5.50%, 10/1/27
     1,000        Norfolk Airport Authority, (FGIC),           1,026,140
                  5.125%, 7/1/31
     1,250        Puerto Rico Highway and Transportation       1,258,750
                  Authority, (MBIA), 4.75%, 7/1/38
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------

Insured-Transportation (continued)
------------------------------------------------------------------------
    $  750        Puerto Rico Highway and Transportation    $    779,167
                  Authority, (MBIA), 5.00%, 7/1/36
     3,900        Richmond, Metropolitan Authority             4,320,966
                  Expressway, (FGIC), 5.25%, 7/15/22
------------------------------------------------------------------------
                                                            $ 16,431,523
------------------------------------------------------------------------
Insured-Utilities -- 1.7%
------------------------------------------------------------------------
    $2,000        Richmond, Public Utilities, (FSA),        $  2,045,100
                  5.00%, 1/15/27
------------------------------------------------------------------------
                                                            $  2,045,100
------------------------------------------------------------------------
Insured-Water and Sewer -- 7.9%
------------------------------------------------------------------------
    $1,000        Henry County, Public Service Authority,   $  1,152,970
                  Water and Sewer, (FSA), 5.50%, 11/15/19
     1,500        Norfolk Water Authority, (MBIA),             1,683,060
                  5.90%, 11/1/25
     2,795        Spotsylvania County, Water and Sewer,        2,784,714
                  (FSA), 4.75%, 6/1/32
     1,000        Upper Occoquan Sewage Authority, (MBIA),     1,105,040
                  5.15%, 7/1/20
     2,500        Virginia Resource Authority, (MBIA),         2,683,150
                  5.50%, 5/1/26
------------------------------------------------------------------------
                                                            $  9,408,934
------------------------------------------------------------------------
Other Revenue -- 1.1%
------------------------------------------------------------------------
    $1,000        Puerto Rico Infrastructure Financing      $  1,283,490
                  Authority, Variable Rate, 10/1/34(3)(4)
------------------------------------------------------------------------
                                                            $  1,283,490
------------------------------------------------------------------------
Solid Waste -- 1.9%
------------------------------------------------------------------------
    $2,250        Southeastern Public Service Authority,    $  2,303,662
                  Solid Waste Systems, (AMT),
                  6.00%, 7/1/13
------------------------------------------------------------------------
                                                            $  2,303,662
------------------------------------------------------------------------
Special Tax Revenue -- 2.5%
------------------------------------------------------------------------
    $1,500        Dulles Community Development Authority,   $  1,510,545
                  (Dulles Town Center), 6.25%, 3/1/26
     1,400        Heritage Hunt Community Development          1,472,520
                  Authority, 6.85%, 3/1/19
------------------------------------------------------------------------
                                                            $  2,983,065
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VIRGINIA MUNICIPALS PORTFOLIO AS OF FEBRUARY 28, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
Transportation -- 4.9%
------------------------------------------------------------------------
    $1,250        Virginia Port Authority, (AMT),           $  1,332,050
                  5.90%, 7/1/16
     3,000        Virginia Transportation Board,                 914,790
                  0.00%, 4/1/26
     3,500        Virginia Transportation Board, U.S.          3,649,835
                  Route 58 Corridor, 5.125%, 5/15/19
------------------------------------------------------------------------
                                                            $  5,896,675
------------------------------------------------------------------------
Water and Sewer -- 6.8%
------------------------------------------------------------------------
    $4,250        Fairfax County Water Authority,           $  4,573,935
                  5.00%, 4/1/21
     1,750        Virginia Resource Authority, Clean           1,912,383
                  Water, (Revolving Fund),
                  5.625%, 10/1/22
     5,890        Virginia Resource Authority, Water and       1,585,824
                  Sewer System, (Tuckahoe Creek),
                  0.00%, 11/1/27
------------------------------------------------------------------------
                                                            $  8,072,142
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.5%
   (identified cost $109,809,241)                           $117,321,277
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.5%                      $  1,749,390
------------------------------------------------------------------------
Net Assets -- 100.0%                                        $119,070,667
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 The Portfolio invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 2003, 48.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.0% to 26.5% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2003

                                ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                 $59,966,634        $41,357,601         $52,511,906        $62,173,586
   Unrealized appreciation           4,374,124          1,839,932           2,997,029          6,152,701
------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE              $64,340,758        $43,197,533         $55,508,935        $68,326,287
------------------------------------------------------------------------------------------------------------
Cash                               $   363,960        $    85,334         $ 1,802,453        $   606,943
Receivable for investments
   sold                                     --          1,010,000              15,000             70,000
Interest receivable                    786,717            610,914             771,370            880,227
Prepaid expenses                           132                 93                 123                133
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                       $65,491,567        $44,903,874         $58,097,881        $69,883,590
------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------
Payable for investments
   purchased                       $        --        $        --         $ 1,560,017        $        --
Payable for daily variation
   margin on open financial
   futures contracts                    43,062             38,719              42,250             27,625
Payable for when-issued
   securities                               --            991,263                  --                 --
Payable to affiliate for
   Trustees' fees                           80                 80                  80                 80
Accrued expenses                        16,519             14,391              16,298             16,687
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                  $    59,661        $ 1,044,453         $ 1,618,645        $    44,392
------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                       $65,431,906        $43,859,421         $56,479,236        $69,839,198
------------------------------------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                     $61,153,775        $42,093,866         $53,541,019        $63,747,812
Net unrealized appreciation
   (computed on the basis of
   identified cost)                  4,278,131          1,765,555           2,938,217          6,091,386
------------------------------------------------------------------------------------------------------------
TOTAL                              $65,431,906        $43,859,421         $56,479,236        $69,839,198
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2003

                                LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                  $27,412,570         $81,354,934         $52,431,474            $86,871,493
   Unrealized appreciation            1,757,595           1,913,504           4,798,984              6,301,964
---------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE               $29,170,165         $83,268,438         $57,230,458            $93,173,457
---------------------------------------------------------------------------------------------------------------------
Cash                                $        --         $        --         $ 1,496,624            $    53,122
Receivable for investments
   sold                                  30,732                  --           1,013,810                     --
Interest receivable                     404,850             925,943             622,641              1,016,081
Prepaid expenses                             66                 172                 114                    188
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                        $29,605,813         $84,194,553         $60,363,647            $94,242,848
---------------------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------------------
Payable for investments
   purchased                        $        --         $        --         $   948,810            $        --
Payable for daily variation
   margin on open financial
   futures contracts                     34,125              26,000              45,500                 95,875
Demand note payable                     100,000             100,000                  --                     --
Due to bank                               3,624              14,473                  --                     --
Payable to affiliate for
   Trustees' fees                             7                 132                  22                    140
Accrued expenses                         15,704              16,924              17,247                 17,826
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                   $   153,460         $   157,529         $ 1,011,579            $   113,841
---------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                        $29,452,353         $84,037,024         $59,352,068            $94,129,007
---------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                      $27,773,322         $82,181,478         $54,616,420            $88,027,063
Net unrealized appreciation
   (computed on the basis of
   identified cost)                   1,679,031           1,855,546           4,735,648              6,101,944
---------------------------------------------------------------------------------------------------------------------
TOTAL                               $29,452,353         $84,037,024         $59,352,068            $94,129,007
---------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2003

                                OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                $80,599,567           $45,122,048             $44,904,774         $109,809,241
   Unrealized appreciation          2,571,355             2,418,336               3,421,808            7,512,036
-------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE             $83,170,922           $47,540,384             $48,326,582         $117,321,277
-------------------------------------------------------------------------------------------------------------------
Cash                              $        --           $   557,583             $   731,779         $    199,994
Receivable for investments
   sold                               110,000             1,020,000                      --              100,000
Interest receivable                 1,096,764               790,707                 588,062            1,615,217
Prepaid expenses                          170                   106                      94                  241
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                      $84,377,856           $49,908,780             $49,646,517         $119,236,729
-------------------------------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------------------------------
Payable for investments
   purchased                      $        --           $ 1,291,114             $   491,017         $         --
Payable for daily variation
   margin on open financial
   futures contracts                   75,062                52,812                  22,750              145,437
Due to bank                            44,847                    --                      --                   --
Payable to affiliate for
   Trustees' fees                          23                   100                      --                  160
Accrued expenses                       17,970                15,309                  15,736               20,465
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                 $   137,902           $ 1,359,335             $   529,503         $    166,062
-------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN
   PORTFOLIO                      $84,239,954           $48,549,445             $49,117,014         $119,070,667
-------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and
   withdrawals                    $81,812,793           $46,222,365             $45,726,874         $111,849,830
Net unrealized appreciation
   (computed on the basis of
   identified cost)                 2,427,161             2,327,080               3,390,140            7,220,837
-------------------------------------------------------------------------------------------------------------------
TOTAL                             $84,239,954           $48,549,445             $49,117,014         $119,070,667
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

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FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

                                          ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
Investment Income
----------------------------------------------------------------------------------------------------------------------
Interest                                     $1,795,425          $1,229,938         $1,661,831         $ 1,917,906
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                      $1,795,425          $1,229,938         $1,661,831         $ 1,917,906
----------------------------------------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------------------------------------
Investment adviser fee                       $  103,622          $   54,602         $   84,130         $   113,521
Trustees fees and expenses                        3,572                 972              3,572               3,572
Legal and accounting services                     9,848               8,572              9,627               9,562
Custodian fee                                    17,769              13,137             19,455              22,458
Miscellaneous                                     2,238               2,716              2,323               2,506
----------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                               $  137,049          $   79,999         $  119,107         $   151,619
----------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                $       --          $       --         $    4,751         $     3,406
----------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                     $       --          $       --         $    4,751         $     3,406
----------------------------------------------------------------------------------------------------------------------

NET EXPENSES                                 $  137,049          $   79,999         $  114,356         $   148,213
----------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                        $1,658,376          $1,149,939         $1,547,475         $ 1,769,693
----------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                            $  128,416          $  212,878         $ (328,274)        $(2,704,329)
   Financial futures contracts                 (264,857)           (102,888)          (275,643)           (180,862)
----------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)                     $ (136,441)         $  109,990         $ (603,917)        $(2,885,191)
----------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)       $ (130,258)         $ (459,239)        $  575,200         $ 3,428,983
   Financial futures contracts                  (47,875)            (74,377)           (30,620)            (27,349)
----------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                            $ (178,133)         $ (533,616)        $  544,580         $ 3,401,634
----------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)      $ (314,574)         $ (423,626)        $  (59,337)        $   516,443
----------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                $1,343,802          $  726,313         $1,488,138         $ 2,286,136
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

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FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

                                          LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
Interest                                       $ 847,557           $2,308,736          $1,726,518             $2,619,687
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                        $ 847,557           $2,308,736          $1,726,518             $2,619,687
-------------------------------------------------------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                         $  30,174           $  150,215          $   92,431             $  172,175
Trustees fees and expenses                           939                3,598               3,563                  3,603
Legal and accounting services                      9,784               10,466              10,727                 10,563
Custodian fee                                     11,188               19,346              19,858                 29,464
Miscellaneous                                      2,424                2,976               3,687                  2,794
-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                 $  54,509           $  186,601          $  130,266             $  218,599
-------------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                  $      --           $       --          $    3,352             $    4,929
-------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                       $      --           $       --          $    3,352             $    4,929
-------------------------------------------------------------------------------------------------------------------------------

NET EXPENSES                                   $  54,509           $  186,601          $  126,914             $  213,670
-------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                          $ 793,048           $2,122,135          $1,599,604             $2,406,017
-------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                              $ 208,802           $  109,939          $   89,331             $  318,936
   Financial futures contracts                  (210,276)            (139,290)           (265,928)              (660,869)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED LOSS                              $  (1,474)          $  (29,351)         $ (176,597)            $ (341,933)
-------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)         $  87,808           $  675,622          $  409,166             $ (339,942)
   Financial futures contracts                   (43,382)             (33,427)            (38,668)               (89,448)
-------------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                              $  44,426           $  642,195          $  370,498             $ (429,390)
-------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)        $  42,952           $  612,844          $  193,901             $ (771,323)
-------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                  $ 836,000           $2,734,979          $1,793,505             $1,634,694
-------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

                                          OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
Interest                                    $ 2,500,589            $1,370,257             $1,336,545          $ 3,389,164
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                     $ 2,500,589            $1,370,257             $1,336,545          $ 3,389,164
-----------------------------------------------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                      $   152,657            $   64,540             $   66,312          $   231,093
Trustees fees and expenses                        3,555                   982                    939                4,731
Legal and accounting services                    11,670                 8,623                  9,685               11,603
Custodian fee                                    24,446                15,722                 16,506               33,692
Miscellaneous                                     3,100                 2,971                  2,727                5,566
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                              $   195,428            $   92,838             $   96,169          $   286,685
-----------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee               $     2,895            $       --             $    4,641          $        --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                    $     2,895            $       --             $    4,641                   --
-----------------------------------------------------------------------------------------------------------------------------

NET EXPENSES                                $   192,533            $   92,838             $   91,528          $   286,685
-----------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                       $ 2,308,056            $1,277,419             $1,245,017          $ 3,102,479
-----------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                           $  (112,942)           $  118,740             $   47,674          $   740,846
   Financial futures contracts                 (203,856)             (220,401)              (176,029)          (1,043,873)
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED LOSS                           $  (316,798)           $ (101,661)            $ (128,355)         $  (303,027)
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)      $(1,004,750)           $  (33,574)            $  430,409          $    99,765
   Financial futures contracts                 (144,194)              (58,148)               (11,405)            (116,546)
-----------------------------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                           $(1,148,944)           $  (91,722)            $  419,004          $   (16,781)
-----------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)     $(1,465,742)           $ (193,383)            $  290,649          $  (319,808)
-----------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                               $   842,314            $1,084,036             $1,535,666          $ 2,782,671
-----------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

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FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

INCREASE (DECREASE) IN NET ASSETS  ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
---------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income              $ 1,658,376        $ 1,149,939         $ 1,547,475        $ 1,769,693
   Net realized gain (loss)              (136,441)           109,990            (603,917)        (2,885,191)
   Net change in unrealized
      appreciation (depreciation)        (178,133)          (533,616)            544,580          3,401,634
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                         $ 1,343,802        $   726,313         $ 1,488,138        $ 2,286,136
---------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                      $ 4,161,783        $ 2,131,711         $ 3,589,929        $ 3,336,421
   Withdrawals                         (4,548,445)        (2,258,624)         (4,929,123)        (5,292,428)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS               $  (386,662)       $  (126,913)        $(1,339,194)       $(1,956,007)
---------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS            $   957,140        $   599,400         $   148,944        $   330,129
---------------------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------------------
At beginning of period                $64,474,766        $43,260,021         $56,330,292        $69,509,069
---------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                      $65,431,906        $43,859,421         $56,479,236        $69,839,198
---------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

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FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

  INCREASE (DECREASE) IN NET ASSETS  LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
  ------------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income               $   793,048         $ 2,122,135         $ 1,599,604            $ 2,406,017
     Net realized loss                        (1,474)            (29,351)           (176,597)              (341,933)
     Net change in unrealized
        appreciation (depreciation)           44,426             642,195             370,498               (429,390)
  ------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                          $   836,000         $ 2,734,979         $ 1,793,505            $ 1,634,694
  ------------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                       $ 1,074,385         $ 5,645,322         $ 3,609,718            $ 4,276,586
     Withdrawals                          (1,846,999)         (9,758,812)         (4,799,484)            (7,601,157)
  ------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                $  (772,614)        $(4,113,490)        $(1,189,766)           $(3,324,571)
  ------------------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                              $    63,386         $(1,378,511)        $   603,739            $(1,689,877)
  ------------------------------------------------------------------------------------------------------------------------

  Net Assets
  ------------------------------------------------------------------------------------------------------------------------
  At beginning of period                 $29,388,967         $85,415,535         $58,748,329            $95,818,884
  ------------------------------------------------------------------------------------------------------------------------
  AT END OF PERIOD                       $29,452,353         $84,037,024         $59,352,068            $94,129,007
  ------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003

INCREASE (DECREASE) IN NET ASSETS  OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income             $ 2,308,056           $ 1,277,419             $ 1,245,017         $  3,102,479
   Net realized loss                    (316,798)             (101,661)               (128,355)            (303,027)
   Net change in unrealized
      appreciation (depreciation)     (1,148,944)              (91,722)                419,004              (16,781)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                        $   842,314           $ 1,084,036             $ 1,535,666         $  2,782,671
----------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                     $ 5,928,682           $ 4,643,972             $ 3,778,977         $  4,244,087
   Withdrawals                        (6,145,122)           (3,884,105)             (4,054,676)          (7,605,558)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL
   TRANSACTIONS                      $  (216,440)          $   759,867             $  (275,699)        $ (3,361,471)
----------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                            $   625,874           $ 1,843,903             $ 1,259,967         $   (578,800)
----------------------------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------
At beginning of period               $83,614,080           $46,705,542             $47,857,047         $119,649,467
----------------------------------------------------------------------------------------------------------------------
AT END OF PERIOD                     $84,239,954           $48,549,445             $49,117,014         $119,070,667
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2002

INCREASE (DECREASE) IN NET ASSETS  ALABAMA PORTFOLIO  ARKANSAS PORTFOLIO  GEORGIA PORTFOLIO  KENTUCKY PORTFOLIO
---------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income              $ 3,272,765        $ 2,245,811        $  3,343,135        $  3,850,104
   Net realized gain (loss)              (631,672)           602,730             367,293            (156,918)
   Net change in unrealized
      appreciation (depreciation)         347,603           (501,713)           (974,424)           (736,198)
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                         $ 2,988,696        $ 2,346,828        $  2,736,004        $  2,956,988
---------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                      $ 6,809,501        $ 4,582,385        $  4,309,009        $  4,107,303
   Withdrawals                         (9,594,679)        (6,331,168)        (14,387,224)        (17,376,284)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS               $(2,785,178)       $(1,748,783)       $(10,078,215)       $(13,268,981)
---------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                             $   203,518        $   598,045        $ (7,342,211)       $(10,311,993)
---------------------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------------------
At beginning of year                  $64,271,248        $42,661,976        $ 63,672,503        $ 79,821,062
---------------------------------------------------------------------------------------------------------------
AT END OF YEAR                        $64,474,766        $43,260,021        $ 56,330,292        $ 69,509,069
---------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

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FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2002

  INCREASE (DECREASE) IN NET ASSETS  LOUISIANA PORTFOLIO  MARYLAND PORTFOLIO  MISSOURI PORTFOLIO  NORTH CAROLINA PORTFOLIO
  ------------------------------------------------------------------------------------------------------------------------
  From operations --
     Net investment income               $ 1,587,954         $  4,280,034        $ 3,185,904            $  5,076,726
     Net realized gain (loss)                 (9,056)              29,738           (131,873)                630,398
     Net change in unrealized
        appreciation (depreciation)         (162,433)               7,301           (122,874)             (1,639,536)
  ------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM
     OPERATIONS                          $ 1,416,465         $  4,317,073        $ 2,931,157            $  4,067,588
  ------------------------------------------------------------------------------------------------------------------------
  Capital transactions --
     Contributions                       $ 3,366,902         $ 12,850,221        $ 6,471,395            $  7,401,642
     Withdrawals                          (4,549,359)         (14,548,820)        (8,202,615)            (16,674,894)
  ------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS FROM
     CAPITAL TRANSACTIONS                $(1,182,457)        $ (1,698,599)       $(1,731,220)           $ (9,273,252)
  ------------------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET
     ASSETS                              $   234,008         $  2,618,474        $ 1,199,937            $ (5,205,664)
  ------------------------------------------------------------------------------------------------------------------------

  Net Assets
  ------------------------------------------------------------------------------------------------------------------------
  At beginning of year                   $29,154,959         $ 82,797,061        $57,548,392            $101,024,548
  ------------------------------------------------------------------------------------------------------------------------
  AT END OF YEAR                         $29,388,967         $ 85,415,535        $58,748,329            $ 95,818,884
  ------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

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FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 2002

INCREASE (DECREASE) IN NET ASSETS  OREGON PORTFOLIO  SOUTH CAROLINA PORTFOLIO  TENNESSEE PORTFOLIO  VIRGINIA PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income             $  4,496,689          $ 2,286,247             $ 2,469,992         $  6,330,915
   Net realized gain (loss)               970,187             (184,633)                 42,386              594,776
   Net change in unrealized
      appreciation (depreciation)      (1,264,734)               8,493                 (77,276)          (2,029,896)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                        $  4,202,142          $ 2,110,107             $ 2,435,102         $  4,895,795
----------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                     $  9,273,139          $10,460,995             $ 5,681,377         $ 10,163,485
   Withdrawals                        (13,812,339)          (5,687,013)             (7,628,407)         (17,512,878)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM CAPITAL
   TRANSACTIONS                      $ (4,539,200)         $ 4,773,982             $(1,947,030)        $ (7,349,393)
----------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                            $   (337,058)         $ 6,884,089             $   488,072         $ (2,453,598)
----------------------------------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------------------------------
At beginning of year                 $ 83,951,138          $39,821,453             $47,368,975         $122,103,065
----------------------------------------------------------------------------------------------------------------------
AT END OF YEAR                       $ 83,614,080          $46,705,542             $47,857,047         $119,649,467
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 ALABAMA PORTFOLIO
                                  --------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    -----------------------------------------------------------
                                  (UNAUDITED)            2002(1)        2001        2000        1999        1998
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.43%(2)          0.45%        0.46%       0.49%       0.46%       0.49%
   Expenses after custodian
      fee reduction                       0.43%(2)          0.44%        0.44%       0.48%       0.45%       0.47%
   Net investment income                  5.17%(2)          5.21%        5.31%       5.57%       5.18%       5.21%
Portfolio Turnover                           4%               25%          14%          8%         23%         23%
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           5.88%             4.86%          --          --          --          --
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $65,432           $64,475      $64,271     $66,653     $82,141     $94,777
------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.20% to 5.21%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 ARKANSAS PORTFOLIO
                                  --------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    -----------------------------------------------------------
                                  (UNAUDITED)            2002(1)        2001        2000        1999        1998
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.37%(2)          0.40%        0.39%       0.46%       0.45%       0.44%
   Expenses after custodian
      fee reduction                       0.37%(2)          0.39%        0.37%       0.45%       0.43%       0.43%
   Net investment income                  5.35%(2)          5.38%        5.48%       5.65%       5.25%       5.22%
Portfolio Turnover                          10%               23%           9%         14%         24%         13%
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           6.14%             5.83%          --          --          --          --
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $43,859           $43,260      $42,662     $42,233     $50,491     $56,255
------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.37% to 5.38%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

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FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 GEORGIA PORTFOLIO
                                  --------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    -----------------------------------------------------------
                                  (UNAUDITED)            2002(1)        2001        2000        1999        1998
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.43%(2)          0.46%        0.45%       0.49%       0.46%       0.48%
   Expenses after custodian
      fee reduction                       0.41%(2)          0.45%        0.42%       0.47%       0.42%       0.47%
   Net investment income                  5.61%(2)          5.55%        5.47%       5.69%       5.31%       5.29%
Portfolio Turnover                           7%               18%           8%         13%         38%         19%
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           6.88%             4.82%          --          --          --          --
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $56,479           $56,330      $63,673     $63,067     $71,220     $87,251
------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.54% to 5.55%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

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FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 KENTUCKY PORTFOLIO
                                  ---------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ------------------------------------------------------------
                                  (UNAUDITED)            2002(1)        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.44%(2)          0.45%        0.48%       0.52%       0.49%        0.49%
   Expenses after custodian
      fee reduction                       0.43%(2)          0.44%        0.44%       0.50%       0.47%        0.48%
   Net investment income                  5.18%(2)          5.25%        5.17%       5.75%       5.36%        5.38%
Portfolio Turnover                           6%                5%          15%         11%         11%          15%
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           7.17%             4.39%          --          --          --           --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $69,839           $69,509      $79,821     $81,708     $97,762     $112,635
-------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.23% to 5.25%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                LOUISIANA PORTFOLIO
                                  --------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    -----------------------------------------------------------
                                  (UNAUDITED)            2002(1)        2001        2000        1999        1998
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.37%(2)          0.40%        0.43%       0.39%       0.37%       0.39%
   Expenses after custodian
      fee reduction                       0.37%(2)          0.38%        0.40%       0.35%       0.34%       0.34%
   Net investment income                  5.44%(2)          5.43%        5.28%       5.63%       5.16%       5.25%
Portfolio Turnover                           6%               25%          14%         14%         20%         43%
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           6.72%             5.02%          --          --          --          --
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $29,452           $29,389      $29,155     $28,441     $32,668     $36,510
------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.28% to 5.43%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 MARYLAND PORTFOLIO
                                  ---------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ------------------------------------------------------------
                                  (UNAUDITED)            2002(1)        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.44%(2)          0.48%        0.47%       0.51%       0.49%        0.48%
   Expenses after custodian
      fee reduction                       0.44%(2)          0.46%        0.42%       0.49%       0.46%        0.44%
   Net investment income                  5.01%(2)          5.12%        5.30%       5.18%       5.05%        5.11%
Portfolio Turnover                           3%               25%          18%          9%         31%          30%
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           7.18%             5.17%          --          --          --           --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $84,037           $85,416      $82,797     $81,676     $95,223     $105,152
-------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets by less than 0.01%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                 MISSOURI PORTFOLIO
                                  --------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    -----------------------------------------------------------
                                  (UNAUDITED)            2002(1)        2001        2000        1999        1998
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.44%(2)          0.44%        0.45%       0.49%       0.46%       0.47%
   Expenses after custodian
      fee reduction                       0.43%(2)          0.43%        0.43%       0.48%       0.44%       0.45%
   Net investment income                  5.46%(2)          5.60%        5.65%       5.80%       5.28%       5.31%
Portfolio Turnover                          11%                8%           8%          8%         21%         11%
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           7.74%             5.24%          --          --          --          --
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $59,352           $58,748      $57,548     $58,927     $68,264     $74,398
------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.59% to 5.60%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                NORTH CAROLINA PORTFOLIO
                                  ------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------
                                  (UNAUDITED)            2002(1)        2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.47%(2)          0.48%         0.49%        0.52%        0.50%        0.51%
   Expenses after custodian
      fee reduction                       0.46%(2)          0.48%         0.46%        0.49%        0.49%        0.48%
   Net investment income                  5.15%(2)          5.28%         5.34%        5.66%        5.24%        5.31%
Portfolio Turnover                           9%               21%           28%          17%           3%          26%
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           5.53%             4.43%           --           --           --           --
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $94,129           $95,819      $101,025     $110,493     $129,330     $152,930
----------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.27% to 5.28%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                  OREGON PORTFOLIO
                                  ---------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ------------------------------------------------------------
                                  (UNAUDITED)            2002(1)        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.47%(2)          0.46%        0.48%       0.51%       0.48%        0.48%
   Expenses after custodian
      fee reduction                       0.46%(2)          0.45%        0.47%       0.50%       0.47%        0.48%
   Net investment income                  5.52%(2)          5.46%        5.45%       5.63%       5.27%        5.28%
Portfolio Turnover                           6%               21%          13%         25%         35%           9%
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           4.78%             5.28%          --          --          --           --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $84,240           $83,614      $83,951     $83,712     $94,317     $103,755
-------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.43% to 5.46%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                              SOUTH CAROLINA PORTFOLIO
                                  --------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    -----------------------------------------------------------
                                  (UNAUDITED)            2002(1)        2001        2000        1999        1998
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.39%(2)          0.40%        0.39%       0.44%       0.43%       0.44%
   Expenses after custodian
      fee reduction                       0.39%(2)          0.38%        0.34%       0.42%       0.40%       0.43%
   Net investment income                  5.42%(2)          5.49%        5.56%       5.77%       5.33%       5.37%
Portfolio Turnover                           7%               15%          21%         12%         26%         21%
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           5.96%             5.07%          --          --          --          --
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $48,549           $46,706      $39,821     $35,070     $44,833     $50,117
------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.46% to 5.49%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                TENNESSEE PORTFOLIO
                                  --------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    -----------------------------------------------------------
                                  (UNAUDITED)            2002(1)        2001        2000        1999        1998
------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.40%(2)          0.40%        0.41%       0.44%       0.42%       0.44%
   Expenses after custodian
      fee reduction                       0.38%(2)          0.38%        0.37%       0.42%       0.41%       0.42%
   Net investment income                  5.16%(2)          5.27%        5.39%       5.61%       5.23%       5.20%
Portfolio Turnover                           7%               19%          11%          9%         13%         21%
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           7.44%             5.38%          --          --          --          --
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                     $49,117           $47,857      $47,369     $45,015     $49,407     $53,709
------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets by less than 0.01%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                                   VIRGINIA PORTFOLIO
                                  ------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                  FEBRUARY 28, 2003    ---------------------------------------------------------------
                                  (UNAUDITED)            2002(1)        2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                               0.49%(2)          0.49%         0.49%        0.54%        0.50%        0.52%
   Expenses after custodian
      fee reduction                       0.49%(2)          0.49%         0.47%        0.53%        0.48%        0.50%
   Net investment income                  5.27%(2)          5.31%         5.28%        5.61%        5.26%        5.27%
Portfolio Turnover                           9%               33%           39%          23%          17%           8%
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                           5.40%             4.25%           --           --           --           --
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                    $119,071          $119,649      $122,103     $115,776     $137,624     $151,257
----------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase the ratio of net investment income to average net assets from 5.30% to 5.31%. Ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
 (2)  Annualized.
 (3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Alabama Municipals Portfolio (Alabama Portfolio), Arkansas Municipals Portfolio (Arkansas Portfolio), Georgia Municipals Portfolio (Georgia Portfolio), Kentucky Municipals Portfolio (Kentucky Portfolio), Louisiana Municipals Portfolio (Louisiana Portfolio), Maryland Municipals Portfolio (Maryland Portfolio), Missouri Municipals Portfolio (Missouri Portfolio), North Carolina Municipals Portfolio (North Carolina Portfolio), Oregon Municipals Portfolio (Oregon Portfolio), South Carolina Municipals Portfolio (South Carolina Portfolio), Tennessee Municipals Portfolio (Tennessee Portfolio) and Virginia Municipals Portfolio (Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The Portfolios, which were organized as trusts under the laws of the State of New York on May 1, 1992, seek to achieve current income exempt from regular federal income tax and from particular state or local income or other taxes. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. At February 28, 2003, Eaton Vance Alabama Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund and Eaton Vance Virginia Municipals Fund held an approximate 99.9% interest in its corresponding Portfolio. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

 C Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, a Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Interest Rate Swaps -- A Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolios make semi-annual payments at a fixed interest rate. In exchange, a Portfolio receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also rise from the unanticipated movements in value of interest rates.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 J Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 K Interim Financial Statements -- The interim financial statements relating to
   February 28, 2003 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolios' management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended February 28, 2003, the Portfolios paid advisory fees as follows:

    PORTFOLIO                                 AMOUNT    EFFECTIVE RATE*
    -------------------------------------------------------------------
    Alabama                                   $103,622            0.32%
    Arkansas                                    54,602            0.25%
    Georgia                                     84,130            0.30%
    Kentucky                                   113,521            0.33%
    Louisiana                                   30,174            0.21%
    Maryland                                   150,215            0.35%
    Missouri                                    92,431            0.32%
    North Carolina                             172,175            0.37%
    Oregon                                     152,657            0.36%
    South Carolina                              64,540            0.27%
    Tennessee                                   66,312            0.27%
    Virginia                                   231,093            0.39%

 *    As a percentage of average daily net assets (annualized).

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 2003, no significant amounts have been deferred.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   Certain officers and Trustees of the Portfolios are officers of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the six months ended February 28, 2003, were as follows:

    ALABAMA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 3,219,776
    Sales                                       2,421,107

    ARKANSAS PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 5,647,199
    Sales                                       4,318,215

    GEORGIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 4,685,194
    Sales                                       3,716,738
    KENTUCKY PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 4,237,170
    Sales                                       4,807,839
    LOUISIANA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 1,728,298
    Sales                                       2,391,922

    MARYLAND PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 2,194,419
    Sales                                       2,714,316

    MISSOURI PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 6,298,830
    Sales                                       7,562,860

    NORTH CAROLINA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 8,711,084
    Sales                                       9,728,180

    OREGON PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 6,955,503
    Sales                                       4,711,076

    SOUTH CAROLINA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 5,485,410
    Sales                                       3,449,125

    TENNESSEE PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $ 4,525,075
    Sales                                       3,475,003

    VIRGINIA PORTFOLIO
    -----------------------------------------------------
    Purchases                                 $10,149,900
    Sales                                      11,865,545

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at February 28, 2003, as computed on a federal income tax basis, are as follows:

    ALABAMA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 59,957,741
    ------------------------------------------------------
    Gross unrealized appreciation             $  5,302,424
    Gross unrealized depreciation                 (919,407)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  4,383,017
    ------------------------------------------------------

    ARKANSAS PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 41,344,193
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,923,223
    Gross unrealized depreciation               (1,069,883)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,853,340
    ------------------------------------------------------

    GEORGIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 52,442,776
    ------------------------------------------------------
    Gross unrealized appreciation             $  5,105,363
    Gross unrealized depreciation               (2,039,204)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  3,066,159
    ------------------------------------------------------

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

    KENTUCKY PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 62,135,329
    ------------------------------------------------------
    Gross unrealized appreciation             $  6,425,566
    Gross unrealized depreciation                 (234,608)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  6,190,958
    ------------------------------------------------------

    LOUISIANA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 27,201,653
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,077,925
    Gross unrealized depreciation                 (109,413)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,968,512
    ------------------------------------------------------

    MARYLAND PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 81,337,343
    ------------------------------------------------------
    Gross unrealized appreciation             $  5,297,015
    Gross unrealized depreciation               (3,365,920)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,931,095
    ------------------------------------------------------

    MISSOURI PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 52,412,965
    ------------------------------------------------------
    Gross unrealized appreciation             $  5,272,611
    Gross unrealized depreciation                 (455,118)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  4,817,493
    ------------------------------------------------------

    NORTH CAROLINA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 86,814,004
    ------------------------------------------------------
    Gross unrealized appreciation             $  8,901,166
    Gross unrealized depreciation               (2,541,713)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  6,359,453
    ------------------------------------------------------

    OREGON PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 80,534,740
    ------------------------------------------------------
    Gross unrealized appreciation             $  4,905,061
    Gross unrealized depreciation               (2,268,879)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,636,182
    ------------------------------------------------------

    SOUTH CAROLINA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 45,055,614
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,251,868
    Gross unrealized depreciation                 (767,098)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  2,484,770
    ------------------------------------------------------

    TENNESSEE PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $ 44,902,871
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,637,670
    Gross unrealized depreciation                 (213,959)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  3,423,711
    ------------------------------------------------------

    VIRGINIA PORTFOLIO
    ------------------------------------------------------
    AGGREGATE COST                            $109,782,123
    ------------------------------------------------------
    Gross unrealized appreciation             $  9,173,208
    Gross unrealized depreciation               (1,634,054)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  7,539,154
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At
   February 28, 2003, the Louisiana Portfolio and the Maryland Portfolio had a balance outstanding pursuant to this line of credit of $100,000 and 100,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the six months ended February 28, 2003.

EATON VANCE MUNICIPALS PORTFOLIOS AS OF FEBRUARY 28, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

6 Financial Instruments
-------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations held under these financial instruments at February 28, 2003, is as follows:

                                              FUTURES CONTRACTS
 -----------------------------------------------------------------------------------------------------------
                       EXPIRATION                                                            NET UNREALIZED
 PORTFOLIO             DATE         CONTRACTS                                 POSITION       DEPRECIATION
 -----------------------------------------------------------------------------------------------------------
 Alabama               6/03         53 U.S. Treasury Bond                     Short          $    (95,993)
 -----------------------------------------------------------------------------------------------------------
 Arkansas              6/03         30 U.S. Treasury Bond                     Short          $    (46,813)
                       6/03         34 U.S. Treasury Note                     Short          $    (27,564)
 -----------------------------------------------------------------------------------------------------------
 Georgia               6/03         52 U.S. Treasury Bond                     Short          $    (58,812)
 -----------------------------------------------------------------------------------------------------------
 Kentucky              6/03         34 U.S. Treasury Bond                     Short          $    (61,315)
 -----------------------------------------------------------------------------------------------------------
 Louisiana             3/03         14 U.S. Treasury Bond                     Short          $    (46,896)
                       6/03         28 U.S. Treasury Bond                     Short          $    (31,668)
 -----------------------------------------------------------------------------------------------------------
 Maryland              6/03         32 U.S. Treasury Bond                     Short          $    (57,958)
 -----------------------------------------------------------------------------------------------------------
 Missouri              6/03         56 U.S. Treasury Bond                     Short          $    (63,336)
 -----------------------------------------------------------------------------------------------------------
 North Carolina        3/03         30 U.S. Treasury Bond                     Short          $   (100,492)
                       6/03         88 U.S. Treasury Bond                     Short          $    (99,528)
 -----------------------------------------------------------------------------------------------------------
 Oregon                6/03         55 U.S. Treasury Bond                     Short          $    (85,824)
                       6/03         72 U.S. Treasury Note                     Short          $    (58,370)
 -----------------------------------------------------------------------------------------------------------
 South Carolina        6/03         65 U.S. Treasury Bond                     Short          $    (91,256)
 -----------------------------------------------------------------------------------------------------------
 Tennessee             6/03         28 U.S. Treasury Bond                     Short          $    (31,668)
 -----------------------------------------------------------------------------------------------------------
 Virginia              3/03         40 U.S. Treasury Bond                     Short          $   (133,990)
                       6/03         139 U.S. Treasury Bond                    Short          $   (157,209)

   At February 28, 2003, the Portfolios had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EATON VANCE MUNICIPALS FUNDS AS OF FEBRUARY 28, 2003

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPALS FUNDS

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
President, Unicorn Corporation
Chairman, Hellman, Jordan Management Co., Inc.
Advisory Director of Berkshire Capital Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

MUNICIPALS PORTFOLIOS

Officers

Thomas J. Fetter
President and Portfolio
Manager of South Carolina
Municipals Portfolio

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President and Portfolio Manager
of Alabama, Kentucky, and Maryland Municipals Portfolios

Cynthia J. Clemson
Vice President and Portfolio Manager
of Georgia, Missouri,
and Tennessee Municipals Portfolios

Robert B. MacIntosh
Vice President and Portfolio Manager
of Louisiana, North Carolina and Virginia Municipals Portfolios

Thomas M. Metzold
Vice President and Portfolio Manager
of Arkansas and Oregon Municipals Portfolios

Kristin S. Anagnost
Treasurer of Louisiana, Missouri, Oregon and Tennessee Municipals Portfolios

Barbara E. Campbell
Treasurer of Alabama, Arkansas, Georgia,
Kentucky, Maryland, North Carolina, South
Carolina and Virginia Municipals Portfolios

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
President, Unicorn Corporation
Chairman, Hellman, Jordan Management Co., Inc.
Advisory Director of Berkshire Capital Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

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PORTFOLIO INVESTMENT ADVISER
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

FUND ADMINISTRATOR
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC INC.
P.O. Box 43027
Providence, RI  02940-3027
1-800-331-1710

                              EATON VANCE FUNDS
                           EATON VANCE MANAGEMENT
                        BOSTON MANAGEMENT AND RESEARCH
                        EATON VANCE DISTRIBUTORS, INC.

PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

EATON VANCE MUNICIPALS TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

445-4/03                                                             12MUNISRC